As filed with the Securities and Exchange Commission on November 28, 2018

1933 Act Registration No. 333-________

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐	Pre-Effective	☐	Post-Effective
	Amendment No.		Amendment No.

VIRTUS EQUITY TRUST

(Virtus SGA Global Growth Fund)

[Exact Name of Registrant as Specified in Charter]

Area Code and Telephone Number: (800) 243-1574

101 Munson Street

Greenfield, Massachusetts 01301

(Address of Principal Executive Offices)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer,

Counsel and Secretary for the Registrant

Virtus Investment Partners, Inc.

100 Pearl Street

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Shares of beneficial interest, no par value per share.

The Registrant has registered an indefinite amount of securities of its Virtus SGA Global Growth Fund under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant’s fiscal year ended September 30, 2017 was filed with the Commission on December 14, 2017.

It is proposed that this filing will become effective on December 28, 2018, pursuant to Rule 488 of the Securities Act of 1933.

AMERICAN BEACON FUNDS

American Beacon SGA Global Growth Fund

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

January __, 2019

Dear Shareholder:

A special meeting of shareholders (the “Meeting”) of American Beacon SGA Global Growth Fund (“AB SGA Fund”), a series of American Beacon Funds (the “Selling Trust”), a Massachusetts business trust, has been scheduled for 2:00 p.m. Central Time, on February 6, 2019, at the offices of the Selling Trust at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

The purpose of the Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the “Plan”) under which AB SGA Fund will reorganize (the “Reorganization”) into Virtus SGA Global Growth Fund (“Virtus SGA Fund”), a newly organized corresponding series of Virtus Equity Trust.

On July, 1, 2018, Virtus Investment Partners, Inc. (“Virtus”) acquired the interest in Sustainable Growth Advisers, L.P. (“SGA”), the Subadviser to the AB SGA Fund, that was previously held by Estancia Capital Partners, L.P., an affiliate of American Beacon Advisors, Inc. (“American Beacon”) (the “Transaction”), whereby Virtus became the majority owner of SGA. Following the Transaction, the investment professionals of SGA continue to be employees of SGA and continue to manage investments of the successor fund. The proposed Reorganization is part of the larger plan to integrate the advisory businesses of SGA and Virtus in connection with the Transaction. The Reorganization is expected to close on or about March 8, 2019, subject to approval by AB SGA Fund shareholders and receipt of any necessary regulatory approvals.

If shareholders of AB SGA Fund approve the Plan described in the accompanying materials and the other closing conditions are met, they will become shareholders of the corresponding Virtus SGA Fund. AB SGA Fund’s current subadviser will be the subadviser to Virtus SGA Fund. The investment objective of Virtus SGA Fund will be identical to that of AB SGA Fund. AB SGA Fund’s current portfolio managers are expected to manage Virtus SGA Fund after the Reorganization. No material change in the day-to-day portfolio management of AB SGA Fund is expected as a result of the Reorganization.

The Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. Accordingly, it is expected that AB SGA Fund and its shareholders will not recognize gain or loss for federal income tax purposes as a direct result of the Reorganization, as described in more detail in the attached prospectus/proxy statement (“Prospectus/Proxy Statement”).

No sales charges (including contingent deferred sales charges) will be imposed on AB SGA Fund shareholders as a result of the Reorganization. It is expected that, following the proposed Reorganization, the net total operating expenses associated with investing in Virtus SGA Fund will be the same as or lower than the net expenses associated with investing in AB SGA Fund as of a date immediately prior to the Reorganization, on an annualized basis, for a two-year period from the date of the Reorganization, as described in detail in the Prospectus/Proxy Statement. Virtus SGA Fund may experience higher net total operating expenses after that date unless the expense limitation agreement that will be in place during the two-year period is continued.

The Board of Trustees of American Beacon Funds (the “Board”) believes that the Reorganization is in the best interests of AB SGA Fund and unanimously recommends that the shareholders of AB SGA Fund vote in favor of the Reorganization.

Detailed information about the proposed Reorganization, including the reasons for the approval by the Board of the Plan, is contained in the Prospectus/Proxy Statement.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

Internet:	Instructions for voting online at www.proxy-direct.com/SGA-30239 can be found on the enclosed proxy card; and

Phone:	Cast your vote by automated touchtone phone at 800-337-3503 or with a proxy voting representative by calling 866-456-7938. Further details can be found on the enclosed proxy card.

If you have any questions regarding the Reorganization or the proxy card, or need assistance voting your shares, please contact Computershare, Inc., the Selling Trust’s proxy solicitor, toll-free at 866-456-7938 or the American Beacon Funds toll-free at 800-658-5811, option 1.

It is very important that you vote and that your voting instructions be received no later than 11:59 p.m. Eastern Time on February 5, 2019, whether or not you plan to attend the Meeting in person. Whichever method you choose, please read the enclosed Prospectus/Proxy Statement carefully before you vote.

Thank you for taking the time to consider these important proposals and for your continuing investment in American Beacon Funds. If you have any questions regarding the proposal to be voted on, please do not hesitate to call our proxy solicitor, Computershare, Inc., toll-free at 1-866-456-7938.

Sincerely,

[Signature to be inserted]
Gene L. Needles, Jr.
President
American Beacon Funds

Q & A FOR SHAREHOLDERS

While we recommend that you read the enclosed Prospectus/Proxy Statement, the following questions and answers provide a brief overview of the proposed reorganization that will be the subject of a shareholder vote.

Q.	What issue am I being asked to vote on at the upcoming meeting on February 6, 2019 (the “Meeting”)?

A.	Shareholders of American Beacon SGA Global Growth Fund (“AB SGA Fund”) are being asked to approve an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of AB SGA Fund, a series of American Beacon Funds (the “Selling Trust”), into Virtus SGA Global Growth Fund (“Virtus SGA Fund”), a newly-organized series of Virtus Equity Trust (the “Reorganization”). ABA SGA Fund and Virtus SGA Fund are sometimes referred to individually as a “Fund” and together as the “Funds.”

The Plan requires approval by shareholders of AB SGA Fund and, if the Plan is approved, the Reorganization is expected to close on or about March 8, 2019, or such other date as the parties to the Plan may agree.

The attached prospectus/proxy statement (“Prospectus/Proxy Statement”) is a proxy statement for AB SGA Fund and a prospectus for Virtus SGA Fund. The purposes of the Prospectus/Proxy Statement are to: (1) solicit votes from shareholders of AB SGA Fund to approve the Plan, the form of which is attached to the Prospectus/Proxy Statement as Exhibit A, and (2) provide information regarding Virtus SGA Fund. The Prospectus/Proxy Statement contains information that shareholders of AB SGA Fund should know before voting on the Plan. The Prospectus/Proxy Statement should be retained for future reference.

Q.	Why did the Board of Trustees of the Selling Trust approve the Reorganization?

A.	On July, 1, 2018, Virtus Investment Partners, Inc. (“Virtus”) acquired the interest in Sustainable Growth Advisers, L.P. (“SGA” or the “Subadviser”), the Subadviser to the AB SGA Fund, that was previously held by an affiliate of American Beacon Advisors, Inc. (“American Beacon”), the investment adviser to AB SGA Fund, whereby Virtus became the majority owner of SGA. By approving the Reorganization, shareholders of AB SGA Fund will have the opportunity to continue their investment in a newly-organized fund whose investments will continue to be managed by SGA and that will have the identical investment objective and identical principal investment strategies to those of AB SGA Fund through a tax-free reorganization of AB SGA Fund into Virtus SGA Fund. Virtus SGA Fund is expected to have the same portfolio managers who are currently responsible for the day-to-day management of AB SGA Fund.

In addition, shareholders of AB SGA Fund would gain access to the Virtus family of mutual funds, and the operational efficiencies associated with the integration of the advisory businesses of SGA and Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus that offers a broad range of equity, fixed-income, alternative and other investment options.

Please refer to “Summary—Reorganization—Why is the Reorganization being proposed?” and “Information About the Reorganization—Board Considerations” in the Prospectus/Proxy Statement for additional information regarding the reasons for the Reorganization.

Q.	What will happen to my existing shares?

A.	Your shares of AB SGA Fund will be exchanged for shares of Virtus SGA Fund. Therefore, if you own A Class, C Class, or Investor Class shares of AB SGA Fund, you will own Class A, Class C, or Class I shares, respectively, of Virtus SGA Fund, and if you own Y Class or Institutional Class shares of AB SGA Fund, you will own Class R6 shares of Virtus SGA Fund following the Reorganization, as set forth below:

AB SGA Fund		Virtus SGA Fund

A Class shares	à	Class A shares
C Class shares	à	Class C shares
Investor Class shares	à	Class I shares
Y Class shares	à	Class R6 shares
Institutional Class shares	à	Class R6 shares

You will not pay any sales charges in connection with the Reorganization. The shares of Virtus SGA Fund that you receive following the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of AB SGA Fund immediately prior to the Reorganization so that the value of your investment will be exactly the same immediately before and immediately after the Reorganization.

Q.	Will Fund fees and expenses increase as a result of the Reorganization?

A.

It is anticipated that the total annual operating expense ratios for Virtus SGA Fund’s Class A, Class C and Class R6 shares will be higher than the total annual operating expense ratios for AB SGA Fund’s A Class, C Class and Institutional Class shares, respectively, and that the total annual operating expense ratio for Virtus SGA Fund’s Class I and Class R6 shares will be lower than the total annual operating expense ratios for AB SGA Fund’s Investor Class and Y Class shares, respectively, following the Reorganization.  Virtus SGA Fund’s (Pro Forma) estimated gross annual operating expenses for the six-month period ended July 31, 2018 would have been 1.53%, 2.28%, 1.28% and 1.16% for Class A, Class C, Class I, and Class R6 shares, respectively.  AB SGA Fund’s gross annual operating expenses for the six-month period ended July 31, 2018 were 1.46%, 2.19%, 1.38%, 1.23% and 1.15% for A Class, C Class, Investor Class, Y Class, and Institutional Class shares, respectively.

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It is also anticipated that the net expense ratios for Virtus SGA Fund’s Class A, Class C and Class R6 shares will be the same as the net expense ratios for AB SGA Fund’s A Class, C Class and Institutional Class shares, respectively, and that the net expense ratios for Virtus SGA Fund’s Class I and Class R6 shares will be lower than the net expense ratios for AB SGA Fund’s Investor Class and Y Class shares, respectively, following the Reorganization. American Beacon contractually agreed to limit total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associate with securities sold short, litigation, and other extraordinary expenses) of AB SGA Fund so that expenses do not exceed, on an annualized basis, 1.38%, 2.13%, 1.36%, 1.08% and 0.98% for A Class, C Class, Investor Class, Y Class, and Institutional Class shares, respectively, through May 31, 2019, and VIA has contractually agreed to limit total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to 1.38%, 2.13%, 1.13% and 0.98% for Class A, Class C, Class I and Class R6 shares, respectively, for Virtus SGA Fund through [March 31], 2021.

The section of the Prospectus/Proxy Statement entitled “Summary—How do the Funds’ fees and expenses compare?” compares the fees and expenses of the Funds in detail and the section entitled “Summary—Who will be the Adviser and Subadviser of my Fund after the Reorganization? Who will manage my Fund after the Reorganization?—Advisory Fees” provides additional information regarding the expense limitation agreement.

Q.	Are there differences between the investment objectives and investment strategies of AB SGA Fund and Virtus SGA Fund?

A.	Virtus SGA Fund and AB SGA Fund have the same investment objective and identical principal investment strategies. Each Fund’s investment objective is long-term capital appreciation. Each Fund invests in securities of issuers located throughout the world, including the United States, and primarily in equity securities, with at least 40% of the Fund's net assets in issuers organized, headquartered or doing a substantial amount of business outside the U.S. (or at least 30% if conditions are not deemed favorable by the subadviser).

The section of the Prospectus/Proxy Statement entitled “Information about the Reorganization—Investment Objectives and Principal Investment Strategies” describes the investment objective and principal investment strategies of each Fund.

Q.	Will I incur any transaction costs as a result of the Reorganization?

A.	No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of the Reorganization.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Meeting, the Reorganization is expected to occur on or about March 8, 2019.

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Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization is expected to be a tax-free transaction for federal income tax purposes. Before or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of Sullivan & Worcester LLP that, for federal income tax purposes, the Reorganization contemplated by the Plan will qualify as a tax-free reorganization.

The section of the Prospectus/Proxy Statement entitled “Information About the Reorganization—Federal Income Tax Consequences” provides additional information regarding the federal income tax consequences of the Reorganization.

Q.	What happens if the Reorganization is not approved?

A.	If shareholders of AB SGA Fund do not approve the Plan, the Reorganization will not take effect and the Board of Trustees of the Selling Trust will consider other possible courses of action in the best interests of AB SGA Fund and its shareholders.

Q.	How does the Board of Trustees of the Selling Trust recommend that I vote?

A.	The Board of Trustees of the Selling Trust unanimously approved the Reorganization as set forth in the Plan and recommends that you vote FOR the Plan.

Q.	Who will pay for the legal costs and proxy solicitation associated with the proposal?

A.	All of the expenses incurred in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by VIA or one of its affiliates. No portion of these expenses will be borne directly or indirectly by AB SGA Fund, Virtus SGA Fund or their shareholders.

Q.	How do I vote my shares?

A.	While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Mail:	Complete the enclosed proxy card and return it in the enclosed postage-prepaid envelope;

Internet:	Instructions for voting online at www.proxy-direct.com/SGA-30239 can be found on the enclosed proxy card; and

Phone:	Cast your vote by automated touchtone phone at 800-337-3503 or with a proxy voting representative by calling 866-456-7938. Further details can be found on the enclosed proxy card.

The attached Prospectus/Proxy Statement contains further information regarding the Reorganization and the Acquiring Trust. Please read it carefully before voting. If you have any questions regarding the Reorganization or the proxy card, or need assistance voting your shares, please contact Computershare, Inc., the Selling Trust’s proxy solicitor, toll-free at 866-456-7938 or the American Beacon Funds toll-free at 800-658-5811, option 1.

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Q.	Will anyone contact me?

A.	You may receive a call from our proxy solicitor, Computershare, Inc. (“Computershare”), to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

Q.	Whom should I call for additional information about this Prospectus/Proxy Statement?

A.	Please contact Computershare at (866) 456-7938. As the Meeting date approaches, certain shareholders of AB SGA Fund may receive telephone calls from representatives of Computershare and American Beacon Funds if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Trustees of the Selling Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases in which a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal.

In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Meeting. You may vote by telephone, over the Internet, or by mail. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. To vote by mail, please mark, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States.

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AMERICAN BEACON FUNDS

on behalf of American Beacon SGA Global Growth Fund

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

1-800-658-5811

NOTICE OF MEETING OF SHAREHOLDERS

SCHEDULED FOR FEBRUARY 6, 2019

To the Shareholders of the American Beacon SGA Global Growth Fund:

NOTICE IS HEREBY GIVEN that a meeting of the shareholders of American Beacon SGA Global Growth Fund (“AB SGA Fund”), a series of American Beacon Funds (the “Selling Trust”), a Massachusetts business trust, will be held at the offices of the Selling Trust at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, on February 6, 2019 at 2:00 p.m. Central Time and any adjournments thereof (the “Meeting”). The Meeting will be held for the following purposes:

1.	To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the property and assets of AB SGA Fund, a series of the Selling Trust, by Virtus SGA Global Growth Fund (“Virtus SGA Fund”), a newly-organized series of Virtus Equity Trust (the “Acquiring Trust”), in exchange solely for shares of Virtus SGA Fund and the assumption by Virtus SGA Fund of all of the liabilities of AB SGA Fund (the “Reorganization”). The Plan also provides for distribution of these shares of Virtus SGA Fund to shareholders of AB SGA Fund in complete liquidation and subsequent termination of AB SGA Fund. A vote in favor of the Plan is also a vote in favor of the liquidation and termination of AB SGA Fund.

2.	To transact any other business that may properly come before the Meeting.

The Board of Trustees of the Selling Trust has fixed the close of business on December 10, 2018 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Mail:	Complete the enclosed proxy card and return it in the enclosed postage-prepaid envelope;

Internet:	Instructions for voting online at www.proxy-direct.com/SGA-30239 can be found on the enclosed proxy card; and

Phone:	Cast your vote by automated touchtone phone at 800-337-3503 or with a proxy voting representative by calling 866-456-7938. Further details can be found on the enclosed proxy card.

The attached Prospectus/Proxy Statement contains further information regarding the Reorganization and the Acquiring Trust. Please read it carefully before voting. If you have any questions regarding the Reorganization or the proxy card, or need assistance voting your shares, please contact Computershare, Inc., the Selling Trust’s proxy solicitor, toll-free at 866-456-7938 or the American Beacon Funds toll-free at 800-658-5811, option 1.

We encourage you to vote by Internet or telephone; have your proxy card in hand and go to the Web site or call the number and follow the instructions given there. Use of Internet or telephone voting will reduce repeated requests that may be associated with this proxy solicitation. Whichever method you choose, please read the enclosed Prospectus/Proxy Statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals described above.

By order of the Board of Trustees

[Signature to be inserted]
Gene L. Needles, Jr.
President
American Beacon Funds

January __, 2019

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to be Held on February 6, 2019, or any adjournment or postponement thereof. This Notice and the attached Prospectus/Proxy Statement are available on the internet at www.americanbeaconfunds.com. On this webpage, you will be able to access the Notice, the Prospectus/Proxy Statement, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

SHAREHOLDERS ARE REQUESTED TO VOTE BY INTERNET OR BY TELEPHONE OR TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY WITH RESPECT TO INTERNET OR TELEPHONE VOTING ARE SET FORTH ON THE PROXY CARD. INSTRUCTIONS FOR SIGNING PROXY CARDS IF MAILING IMMEDIATELY FOLLOW THIS NOTICE. IT IS IMPORTANT THAT THE PROXY BE VOTED PROMPTLY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.     Individual Accounts:    Sign your name exactly as it appears in the registration on the voting instructions form.

2.     Joint Accounts:    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3.     All Other Accounts:    The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp.
c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Acquisition of Assets and Assumption of Liabilities of

AMERICAN BEACON SGA GLOBAL GROWTH FUND

a series of

AMERICAN BEACON FUNDS

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(800) 658-5811

By and In Exchange For Shares of

VIRTUS SGA GLOBAL GROWTH FUND

a series of

VIRTUS EQUITY TRUST

c/o VP Distributors, LLC

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

(Each an open-end management investment company)

PROSPECTUS/PROXY STATEMENT

DATED DECEMBER __, 2018

This prospectus/proxy statement (“Prospectus/Proxy Statement”) is being furnished in connection with an Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of American Beacon SGA Global Growth Fund (“AB SGA Fund”), a series of American Beacon Funds (the “Selling Trust”), for consideration at a meeting of shareholders to be held at the offices of the Selling Trust, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, on February 6, 2019 at 2:00 p.m. Central Time and any adjournments thereof (the “Meeting”).

GENERAL

Subject to the approval of AB SGA Fund’s shareholders, the Board of Trustees (“Board” or “Trustees”) of the Selling Trust has approved the proposed reorganization of AB SGA Fund into Virtus SGA Global Growth Fund (“Virtus SGA Fund”), a newly-organized series of Virtus Equity Trust (the “Acquiring Trust”) (the “Reorganization”). AB SGA Fund and Virtus SGA Fund are sometimes referred to in this Prospectus/Proxy Statement individually as a “Fund” and together as the “Funds.”

In the Reorganization, Virtus SGA Fund will acquire all of the assets of AB SGA Fund in exchange solely for Class A, Class C, Class I and Class R6 shares of Virtus SGA Fund and Virtus SGA Fund’s assumption of all of the liabilities of AB SGA Fund. If the Reorganization is approved, Class A, Class C, Class I and Class R6 shares of Virtus SGA Fund will be distributed to each AB SGA Fund shareholder in complete liquidation of AB SGA Fund and AB SGA Fund will be terminated as a series of the Selling Trust. You will then hold a number of full and fractional shares of Virtus SGA Fund with an aggregate net asset value equal to the aggregate net asset value of your shares of AB SGA Fund immediately before the Reorganization. If you own A Class, C Class, or Investor Class shares of AB SGA Fund, you will own Class A, Class C, or Class I shares, respectively, of Virtus SGA Fund, and if you own Y Class or Institutional Class shares of AB SGA Fund, you will own Class R6 shares of Virtus SGA Fund following the Reorganization, as set forth below:

AB SGA Fund		Virtus SGA Fund

A Class shares	à	Class A shares
C Class shares	à	Class C shares
Investor Class shares	à	Class I shares
Y Class shares	à	Class R6 shares
Institutional Class shares	à	Class R6 shares

AB SGA Fund is a separate diversified series of the Selling Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act” or “Investment Company Act”), while Virtus SGA Fund is a separate diversified series of the Acquiring Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the 1940 Act. The investment objective of AB SGA Fund is identical to that of Virtus SGA Fund in that both Funds seek long-term capital appreciation.

The principal investment strategies for AB SGA Fund are identical to those for Virtus SGA Fund. Each Fund invests in securities of issuers located throughout the world, including the United States, and primarily in equity securities, with at least 40% of the Fund's net assets in issuers organized, headquartered or doing a substantial amount of business outside the U.S. (or at least 30% if conditions are not deemed favorable by the subadviser). See below for more information about the Funds’ investment strategies.

American Beacon Advisors, Inc. (“American Beacon” or the “Manager”) serves as the investment adviser for AB SGA Fund, while Sustainable Growth Advisers, L.P. (“SGA” or the “Subadviser”) serves as AB SGA Fund’s subadviser. Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”) and SGA will serve as investment adviser and subadviser, respectively, for Virtus SGA Fund. As of July 1, 2018, SGA is an affiliate of VIA, after Virtus Investment Partners, Inc., the indirect parent of VIA, acquired the ownership stake in SGA that was formerly held by an affiliate of American Beacon.

This Prospectus/Proxy Statement explains concisely the information about Virtus SGA Fund that you should know before voting on the Plan. This Prospectus/Proxy Statement serves as a proxy statement for AB SGA Fund and a prospectus for Virtus SGA Fund in connection with the shares of Virtus SGA Fund to be issued in the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning AB SGA Fund and the Reorganization is contained in the documents described below, all of which have been filed with the U.S. Securities and Exchange Commission (“SEC”). Because Virtus SGA Fund will not conduct any investment operations until after the closing of the Reorganization, no prospectus, statement of additional information or annual or semi-annual report is available for Virtus SGA Fund at this time.

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Information about AB SGA Fund:	How to Obtain this Information:

•     Prospectus of the Selling Trust relating to AB SGA Fund, dated May 31, 2018, as supplemented through the date of this Prospectus/Proxy Statement

•     Statement of Additional Information of the Selling Trust relating to AB SGA Fund, dated May 31, 2018, as supplemented through the date of this Prospectus/Proxy Statement

•     Annual Report of the Selling Trust relating to AB SGA Fund for the fiscal year ended January 31, 2018

•     Semi-Annual Report of the Selling Trust relating to AB SGA Fund for the six months ended July 31, 2018 (Unaudited)

Copies are available upon request and without charge if you:

•     Visit www.americanbeaconfunds.com on the Internet;

•     Write to American Beacon Funds, P.O. Box 219643, Kansas City, MO 64121-9643; or

•     Call 1-800-658-5811 toll-free.

Information about the Reorganization:	How to Obtain this Information:

Statement of Additional Information (“SAI”) dated December __, 2018, which relates to this Prospectus/Proxy Statement and the Reorganization

Copies are available upon request and without charge if you:

•     Visit www.americanbeaconfunds.com on the Internet;

•     Write to American Beacon Funds, P.O. Box 219643, Kansas City, MO 64121-9643; or

•     Call 1-800-658-5811 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. Information on the operations of the Public Reference Room may be obtained by calling 1-202-551-5850.

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Information relating to AB SGA Fund contained in the prospectus of the Selling Trust dated May 31, 2018, as supplemented (SEC File Nos. 033-11387 and 811-04984; SEC Accession No. 0001133228-18-003248) is incorporated by reference into this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The SAI dated December __, 2018 relating to this Prospectus/Proxy Statement and the Reorganization is incorporated by reference in its entirety into this document. The Annual Report of the Selling Trust relating to AB SGA Fund for the fiscal year ended January 31, 2018 (SEC File No. 811-04984; SEC Accession No. 0001193125-18-155731), and the Semi-Annual Report of the Selling Trust relating to AB SGA Fund for the six months ended July 31, 2018 (SEC File No. 811-04984; SEC Accession No. 0001193125-18-294789), including the financial statements and financial highlights for the periods indicated therein, have also been incorporated by reference into this document.

The Securities and Exchange Commission has not determined that the information in this Prospectus/PROXY Statement is accurate or adequate, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a criminal offense.

An investment in Virtus SGA Fund:

•	is not a deposit of, or guaranteed by, any bank;

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency;

•	is not endorsed by any bank or government agency; and

•	involves investment risk, including possible loss of the purchase payment of your original investment.

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SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND EXHIBIT A.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Funds, and the form of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

On July, 1, 2018, Virtus Investment Partners, Inc. (“Virtus”) acquired the interest in Sustainable Growth Advisers, L.P. (“SGA”), the Subadviser to AB SGA Fund, that was previously held by Estancia Capital Partners, L.P., an affiliate of American Beacon (the “Transaction”), whereby Virtus became the majority owner of SGA.

On November 6, 2018, the Board of the Selling Trust approved the Plan, subject to shareholder approval. The Selling Trust’s Board carefully considered the Reorganization, as set forth in the Plan, and believes that the Reorganization is in the best interests of AB SGA Fund. The Board noted that the investments of Virtus SGA Fund will also be managed by SGA as the subadviser, and Virtus SGA Fund will have an identical investment objective and identical principal investment strategies to those of AB SGA Fund. The Board also noted that Virtus SGA Fund will have the same portfolio managers who are currently responsible for the day-to-day management of AB SGA Fund. The Board noted that American Beacon contractually agreed to limit total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associate with securities sold short, litigation, and other extraordinary expenses) of AB SGA Fund so that expenses do not exceed, on an annualized basis, 1.38%, 2.13%, 1.36%, 1.08% and 0.98% for A Class, C Class, Investor Class, Y Class, and Institutional Class shares, respectively, through May 31, 2019. The Board further noted that VIA has contractually agreed to limit total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) of Virtus SGA Fund so that expenses do not exceed, on an annualized basis, 1.38%, 2.13%, 1.13% and 0.98% for Class A, Class C, Class I and Class R6 shares, respectively, through [March 31, 2021]. Moreover, the Board took into account that the expenses associated with the Reorganization will be borne by Virtus or its affiliates.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

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•	the transfer in-kind of all of the property and assets of AB SGA Fund to Virtus SGA Fund in exchange solely for Class A, Class C, Class I and Class R6 shares of Virtus SGA Fund;

•	the assumption by Virtus SGA Fund of all of the liabilities of AB SGA Fund;

•	the complete liquidation of AB SGA Fund by distribution of Class A, Class C, Class I and Class R6 shares of Virtus SGA Fund to AB SGA Fund’s shareholders;

•	the termination of AB SGA Fund as a series of the Selling Trust; and

•	the structuring of the Reorganization in a manner intended to qualify as a tax-free reorganization for federal income tax purposes.

Subject to the required shareholder approval, the Reorganization is expected to be completed on or about March 8, 2019.

After the Reorganization, what shares will I own?

If you own A Class, C Class, or Investor Class shares of AB SGA Fund, you will own Class A, Class C, or Class I shares, respectively, of Virtus SGA Fund, and if you own Y Class or Institutional Class shares of AB SGA Fund, you will own Class R6 shares of Virtus SGA Fund. The new shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your shares of AB SGA Fund as of the close of business on the day immediately before the Reorganization.

How will the Reorganization affect me?

It is anticipated that the total annual operating expense ratios for Virtus SGA Fund’s Class A, Class C and Class R6 shares will be higher than the total annual operating expense ratios for AB SGA Fund’s A Class, C Class and Institutional Class shares, respectively, and that the total annual operating expense ratio for Virtus SGA Fund’s Class I and Class R6 shares will be lower than the total annual operating expense ratios for AB SGA Fund’s Investor Class and Y Class shares, respectively, following the Reorganization. Virtus SGA Fund’s (Pro Forma) estimated gross annual operating expenses for the six-month period ended July 31, 2018 would have been 1.53%, 2.28%, 1.28% and 1.16% for Class A, Class C, Class I, and Class R6 shares, respectively. AB SGA Fund’s gross annual operating expenses for the six-month period ended July 31, 2018 were 1.46%, 2.19%, 1.38%, 1.23% and 1.15% for A Class, C Class, Investor Class, Y Class, and Institutional Class shares, respectively.

It is also anticipated that the net expense ratios for Virtus SGA Fund’s Class A, Class C and Class R6 shares will be the same as the net expense ratios for AB SGA Fund’s A Class, C Class and Institutional Class shares, respectively, and that the net expense ratios for Virtus SGA Fund’s Class I and Class R6 shares will be lower than the net expense ratios for AB SGA Fund’s Investor Class and Y Class shares, respectively, following the Reorganization. American Beacon contractually agreed to limit total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associate with securities sold short, litigation, and other extraordinary expenses) of AB SGA Fund so that expenses do not exceed, on an annualized basis, 1.38%, 2.13%, 1.36%, 1.08% and 0.98% for A Class, C Class, Investor Class, Y Class, and Institutional Class shares, respectively, through May 31, 2019. VIA has contractually agreed to limit total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) of Virtus SGA Fund so that expenses do not exceed, on an annualized basis, 1.38%, 2.13%, 1.13% and 0.98% for Class A, Class C, Class I and Class R6 shares, respectively, through [March 31], 2021.

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For more information about how total fund operating expenses of each Fund compare, please see the “How do the Funds’ fees and expenses compare?” section below.

After the Reorganization, the value of your shares will depend on the performance of Virtus SGA Fund rather than that of AB SGA Fund. The Board of the Selling Trust believes that the Reorganization will benefit AB SGA Fund. The costs of the Reorganization, including the costs of the Meeting, the proxy solicitation or any adjourned session, are estimated to be [$123,000], and will be borne by Virtus or its affiliates.

AB SGA Fund pays dividends from net investment income on an annual basis and distributes net realized capital gains, if any, at least annually, while Virtus SGA Fund will pay dividends from net investment income on a semiannual basis and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class C, Class I and Class R6 shares of Virtus SGA Fund or distributed in cash, in accordance with your election.

The effective management fee rate of Virtus SGA Fund is expected to be the same as the effective management fee rate currently paid by AB SGA Fund. The initial sales charge for A Class shares of ABA SGA Fund and Class A shares of Virtus SGA Fund is 5.75%. A contingent deferred sales charge (“CDSC”) of 0.50% is charged on certain purchases of $1,000,000 or more of A Class shares of AB SGA Fund that are redeemed in whole or part within 18 months of purchase, and a CDSC of 0.50% may be imposed on certain redemptions of Class A shares of Virtus SGA Fund within 18 months of a finder’s fee being paid. The CDSC for Class A shares of Virtus SGA Fund is expected to increase to 1.00% 18 months after the close of the Reorganization. AB SGA Fund and Virtus SGA Fund both charge a CDSC of 1.00% on certain redemptions of C Class and Class C shares, respectively. You will not pay any sales charges in connection with the Reorganization.

A Class shares of AB SGA Fund and Class A shares of Virtus SGA Fund are subject to Rule 12b-1 distribution and service fees of 0.25% per annum, and C Class shares of AB SGA Fund and Class C shares of Virtus SGA Fund are subject to Rule 12b-1 distribution and service fees of 1.00% per annum. AB SGA Fund has also adopted a shareholder services plan that authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares and up to 0.375% of the average daily net assets attributable to the Investor Class shares.

How do the Trustees of the Selling Trust recommend that I vote?

The Trustees of the Selling Trust, including the Trustees who are not “interested persons” as such term is defined in the 1940 Act (the “Independent Trustees”), have concluded that the Reorganization would be in the best interests of AB SGA Fund, and that the shareholders’ interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for approval by the shareholders of AB SGA Fund.

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THE TRUSTEES OF THE SELLING TRUST RECOMMEND THAT YOU VOTE FOR THE PLAN AND THE REORGANIZATION CONTEMPLATED THEREBY

Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

Virtus SGA Fund is part of the Virtus Mutual Funds. After the Reorganization, you will be able to purchase, redeem, and exchange shares of Virtus SGA Fund in accordance with the policies of the Virtus Mutual Funds. For more information, please see the “How to Buy Shares,” “How to Sell Shares” and “Account Policies–Exchange Privileges” sections below.

How do the Funds’ investment objectives and principal investment strategies compare?

Virtus SGA Fund and AB SGA Fund have identical investment objective and identical principal investment strategies. Each Fund’s investment objective is long-term capital appreciation. Each Fund invests in securities of issuers located throughout the world, including the United States, and primarily in equity securities, with at least 40% of the Fund's net assets in issuers organized, headquartered or doing a substantial amount of business outside the U.S. (or at least 30% if conditions are not deemed favorable by the subadviser). During periods of adverse market conditions, each Fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. The principal risks of the Funds differ, but the risk profiles are substantially identical due to the identical investment objectives and principal investment strategies of the Funds.

How do the Funds’ fees and expenses compare?

AB SGA Fund offers five classes of shares (A Class, C Class, Investor Class, Y Class, and Institutional Class). Virtus SGA Fund offers four classes of shares (Class A, Class C, Class I and Class R6). A Class, C Class, and Investor Class shareholders of AB SGA Fund will receive Class A, Class C, and Class I shares, respectively, of Virtus SGA Fund, and Y Class and Institutional Class shareholders of AB SGA Fund will receive Class R6 shares of Virtus SGA Fund.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding the different classes of shares of each of the Funds. The columns entitled “Virtus SGA Fund (Pro Forma)” show you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts listed for A Class, C Class, Investor Class, Y Class, and Institutional Class shares of AB SGA Fund, set forth in the following tables and in the examples, are based on the expenses for the six-month period ended July 31, 2018 and are annualized. The amounts for Class A, Class C, Class I and Class R6 shares of Virtus SGA Fund (Pro Forma) set forth in the following tables and in the examples are based on what the estimated expenses of Virtus SGA Fund would have been for the [six-month period ended July 31, 2018 and are annualized].

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Shareholder Fees (fees paid directly from your investment)

	AB SGA Fund A Class	Virtus SGA Fund (Pro Forma) Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	0.50%(a)	0.50%(b)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	AB SGA Fund A Class	Virtus SGA Fund (Pro Forma) Class A
Management Fees	0.80%	0.80%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.25%
Other Expenses	0.40%	0.47%(c)
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.46%	1.53%
Less: Fee Waiver and/or Expense Reimbursement	(0.07%)(d)	(0.14%)(e)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.39%(d)	1.39%(e)

Shareholder Fees (fees paid directly from your investment)

	AB SGA Fund C Class	Virtus SGA Fund (Pro Forma) Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%	1.00%

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	AB SGA Fund C Class	Virtus SGA Fund (Pro Forma) Class C
Management Fees	0.80%	0.80%
Distribution and Shareholder Servicing (12b-1) Fees	1.00%	1.00%
Other Expenses	0.38%	0.47%(c)
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.19%	2.28%
Less: Fee Waiver and/or Expense Reimbursement	(0.05%)(d)	(0.14%)(e)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.14%(d)	2.14%(e)

Shareholder Fees (fees paid directly from your investment)

	AB SGA Fund Investor Class	Virtus SGA Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	AB SGA Fund Investor Class	Virtus SGA Fund (Pro Forma) Class I
Management Fees	0.80%	0.80%
Distribution and Shareholder Servicing (12b-1) Fees	None	None
Other Expenses	0.57%	0.47%(c)
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.38%	1.28%
Less: Fee Waiver and/or Expense Reimbursement	(0.01%)(d)	(0.14%)(e)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.37%(d)	1.14%(e)

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Shareholder Fees (fees paid directly from your investment)

	AB SGA Fund Y Class	Virtus SGA Fund (Pro Forma) Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	AB SGA Fund Y Class	Virtus SGA Fund (Pro Forma) Class R6
Management Fees	0.80%	0.80%
Distribution and Shareholder Servicing (12b-1) Fees	None	None
Other Expenses	0.42%	0.35%(c)
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.23%	1.16%
Less: Fee Waiver and/or Expense Reimbursement	(0.14%)(d)	(0.17%)(e)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.09%(d)	0.99%(e)

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Shareholder Fees (fees paid directly from your investment)

	AB SGA Fund Institutional Class	Virtus SGA Fund (Pro Forma) Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	AB SGA Fund Institutional Class	Virtus SGA Fund (Pro Forma) Class R6
Management Fees	0.80%	0.80%
Distribution and Shareholder Servicing (12b-1) Fees	None	None
Other Expenses	0.34%	0.35%(c)
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.15%	1.16%
Less: Fee Waiver and/or Expense Reimbursement	(0.16%)(d)	(0.17%)(e)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%(d)	0.99%(e)

(a)	A CDSC of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

(b)	A CDSC in an amount equal to 0.50% may be imposed on certain redemptions within 18 months of a finder’s fee being paid. (The CDSC is expected to increase to 1.00% 18 months after the close of the Reorganization.) The 18-month period begins on the last day of the month preceding the month in which the purchase was made.

(c)	“Other Expenses” are estimated based on the fees and expenses of Virtus SGA Fund assuming that the Reorganization is consummated.

(d)	American Beacon has contractually agreed to waive fees and/or reimburse expenses of AB SGA Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through May 31, 2019 to the extent that Total Annual Fund Operating Expenses exceed 1.38% for the A Class, 2.13% for the C Class, 1.08% for the Y Class, 0.98% for the Institutional Class and 1.36% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board of Trustees. American Beacon can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to it (a) occurs within three years after its own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

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(e)	Effective immediately after the Reorganization, VIA has contractually agreed to limit the total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) of Virtus SGA Fund so that such expenses do not exceed 1.38% for Class A, 2.13% for Class C, 1.13% for Class I and 0.98%, , and Class R6 shares through [March 31, 2021]. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years after the date on which they were incurred or waived.

Examples of Fund Expenses

The tables below show examples of the total expenses you would pay on a $10,000 investment in each Fund over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in AB SGA Fund and Virtus SGA Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other mutual funds. The examples assume that your investment has a 5% average annual return, that you redeem all of your shares at the end of each time period, and that each Fund’s total annual operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangements for each share class for the contractual periods stated above. The examples are for illustration only, and your actual costs may be higher or lower.

	One Year	Three Years	Five Years	Ten Years
AB SGA Fund – A Class	$712	$1,008	$1,324	$2,219
Virtus SGA Fund (Pro Forma) – Class A	$708	$1,004	$1,336	$2,271

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	One Year	Three Years	Five Years	Ten Years
AB SGA Fund – C Class	$317	$680	$1,170	$2,519
Virtus SGA Fund (Pro Forma) - Class C	$317	$685	$1,194	$2,593

	One Year	Three Years	Five Years	Ten Years
AB SGA Fund – Investor Class	$139	$436	$754	$1,656
Virtus SGA Fund (Pro Forma) – Class I	$116	$378	$675	$1,520

	One Year	Three Years	Five Years	Ten Years
AB SGA Fund – Y Class	$111	$376	$662	$1,475
AB SGA Fund – Institutional Class	$101	$349	$617	$1,382
Virtus SGA Fund (Pro Forma) – Class R6	$101	$334	$605	$1,378

Assuming no redemption of shares:

	One Year	Three Years	Five Years	Ten Years
AB SGA Fund – C Class	$217	$680	$1,170	$2,519
Virtus SGA Fund (Pro Forma) - Class C	$217	$685	$1,194	$2,593

How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, AB SGA Fund’s portfolio turnover rate was 31% of the average value of its portfolio. Virtus SGA Fund will not conduct any investment operations until after the closing of the Reorganization.

How do the Funds’ performance records compare?

Virtus SGA Fund has no performance history and will adopt the performance history of AB SGA Fund following the Reorganization. The following chart shows how the Investor Class shares of AB SGA Fund have performed in the past. Past performance, before and after taxes, is not an indication of future results.

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Year-by-Year Total Return (%)

The chart below shows the percentage gain or loss in each full calendar year for the Investor Class shares of AB SGA Fund. The Investor Class shares of AB SGA Fund have adopted the performance history and financial statements of the shares of the Fund's predecessor. The performance of the Investor Class shares shown in the chart and table below represent the returns achieved by the shares of AB SGA Fund's predecessor from December 31, 2010 to October 4, 2013, and the performance of the Investor Class shares from October 4, 2013 through December 31, 2017. The table below also shows the performance of the Fund's Class A, C, Y and Institutional Class shares, which reflects the returns achieved by the shares of the Fund's predecessor from December 31, 2010 through October 4, 2013, and the performance of each of the Fund's respective share classes from October 4, 2013 through December 31, 2017. In each case, the newer share classes would have had similar annual returns to the predecessor fund's shares because the shares of each class represent investments in the same portfolio of securities. However, shares of the predecessor fund had different expenses than the newer classes, which would affect performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

This chart should give you a general idea of the risks of investing in AB SGA Fund by showing how the Fund’s return has varied from year to year. This chart includes the effects of Fund expenses. AB SGA Fund’s annual returns in the chart below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. AB SGA Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

AB SGA Fund — Investor Class

Calendar year total returns for Investor Class Shares. Year Ended 12/31

Best Quarter:	Q1/2012	16.02%	Worst Quarter:	Q3/2011	-14.13%

Year-to-date performance (through September 30, 2018) is 9.38%

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The next table lists the average annual total return by class of AB SGA Fund for the past one- and five-years, and since inception (through December 31, 2017). The after-tax returns shown are for Investor Class shares of AB SGA Fund; after-tax returns for other classes of the Fund will vary. This table include the effects of sales charges (where applicable) and fund expenses and is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with appropriate widely recognized indexes of securities, descriptions of which can be found following the table. AB SGA Fund compares its performance to the MSCI All Country World Index and the MSCI All Country World Growth Index. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/17)

AB SGA Fund	1 Year	5 Years	Since Inception	Inception Date
Investor Class Shares				10/4/2013
Return Before Taxes	32.77%	12.50%	11.56%
Return After Taxes on Distributions(a)	31.34%	11.70%	10.95%
Return After Taxes on Distributions and Sale of Fund Shares(a)	19.05%	9.79%	9.25%
A Class Shares				10/4/2013
Return Before Taxes	24.99%	11.13%	10.59%
C Class Shares				10/4/2013
Return Before Taxes	30.65%	11.75%	11.02%
Y Class Shares				10/4/2013
Return Before Taxes	33.14%	12.77%	11.75%
Institutional Class Shares				12/31/2010
Return Before Taxes	33.30%	12.87%	11.82%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)(b)	23.97%	10.80%	8.73%
MSCI All Country World Growth Index (reflects no deduction for mutual fund fees or expenses)(c)	30.00%	12.10%	9.71%

(a)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(b)	The MSCI All Country World Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged and not available for direct investment.

(c)	The MSCI All Country World Growth Index is designed to measure the equity market performance of companies with higher growth values in developed and emerging markets. The index is unmanaged and not available for direct investment.

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For a detailed discussion of the manner of calculating total return, please see the Funds’ SAIs. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Who will be the Adviser and Subadviser of my Fund after the Reorganization? Who will manage my Fund after the Reorganization?

American Beacon currently serves as the investment adviser for AB SGA Fund, while SGA serves as ABA SGA Fund’s subadviser. After the Reorganization, VIA and SGA will serve as the investment adviser and subadviser, respectively, to Virtus SGA Fund.

Virtus SGA Fund will have the same portfolio managers who are currently responsible for the day-to-day management of AB SGA Fund, as provided below.

Portfolio Management

George P. Fraise, Portfolio Manager and co-founder of SGA, is a manager of Virtus SGA Fund. Mr. Fraise has served as a Portfolio Manager of AB SGA Fund since its inception in December 2010.

Gordon M. Marchand, CFA, CIC, Portfolio Manager and co-founder of SGA, is a manager of Virtus SGA Fund. Mr. Marchand has served as a Portfolio Manager of AB SGA Fund since its inception in December 2010.

Robert L. Rohn, Portfolio Manager and co-founder of SGA, is a manager of Virtus SGA Fund. Mr. Rohn has served as a Portfolio Manager of AB SGA Fund since its inception in December 2010.

After the Reorganization, Messrs. Fraise, Marchand and Rohn will manage Virtus SGA Fund.

The Reorganization will also affect other services currently provided to AB SGA Fund. The following table outlines the service providers for AB SGA Fund and the comparable service providers for Virtus SGA Fund.

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	AB SGA Fund	Virtus SGA Fund

Adviser	American Beacon Advisors, Inc.	Virtus Investment Advisers, Inc.

SubAdviser	Sustainable Growth Advisers, L.P.	Sustainable Growth Advisers, L.P.

Administrator	American Beacon Advisors, Inc.	Virtus Fund Services, LLC

Principal Underwriter and Distributor	Resolute Investment Distributors, Inc.	VP Distributors, LLC

Transfer Agent	DST Asset Manager Solutions, Inc. — transfer agent and dividend paying agent	Virtus Fund Services, LLC

Sub-Administrative	State Street Bank and Trust Company	BNY MellonInvestment Servicing (US) Inc. — Sub-Administrative and Accounting Agent and Sub-Transfer Agent

Custodian and Securities Lending Agent	State Street Bank and Trust Company	The Bank of New York Mellon

Auditor	PricewaterhouseCoopers LLP	PricewaterhouseCoopers LLP

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of Sullivan & Worcester LLP that, for federal income tax purposes, the Reorganization contemplated by the Plan will qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.

If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result, for federal income tax purposes, no gain or loss will be recognized by AB SGA Fund or its shareholders as a result of receiving shares of Virtus SGA Fund in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Virtus SGA Fund that are received by the shareholders of AB SGA Fund will be the same as the holding period and aggregate tax basis of the shares of AB SGA Fund previously held by such shareholders, provided that such shares of AB SGA Fund are held as capital assets. In addition, no gain or loss will be recognized by Virtus SGA Fund upon the receipt of the assets of AB SGA Fund in exchange for shares of Virtus SGA Fund and the assumption by Virtus SGA Fund of AB SGA Fund’s liabilities, and the holding period and tax basis of the assets of AB SGA Fund in the hands of Virtus SGA Fund as a result of the Reorganization will be the same as in the hands of AB SGA Fund immediately prior to the Reorganization.

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What happens if the Reorganization is not approved?

If shareholders of AB SGA Fund do not approve the Plan, the Reorganization will not take effect and the Board of the Selling Trust will consider other possible courses of action in the best interests of AB SGA Fund and its shareholders.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, INVESTMENT RESTRICTIONS AND LIMITATIONS, AND PRINCIPAL RISKS

Investment Objectives and Principal Investment Strategies

Virtus SGA Fund is a newly-organized series of the Acquiring Trust created for the purpose of acquiring AB SGA Fund’s property and assets, and will not conduct any investment operations until after the closing of the Reorganization. The Funds have identical investment objectives and identical principal investment strategies as summarized in the following table. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Fund’s Board of Trustees without the approval of Fund shareholders.

Investment Objective	Seeks long-term capital appreciation.

Principal Investment Strategies

The Fund will invest in securities of issuers located throughout the world, including the United States (“U.S.”). Under normal circumstances, the Fund will invest primarily in equity securities, with at least 40% of the Fund’s net assets in issuers organized, headquartered or doing a substantial amount of business outside the U.S. (or at least 30% if conditions are not deemed favorable by the sub-advisor). The Fund considers an issuer that has at least 50% of its assets or derives at least 50% of its revenue from business outside the U.S. as doing a substantial amount of business outside the U.S. The Fund may invest up to 25% of its net assets in the securities of companies located in countries included in the MSCI Emerging Markets and Frontier Markets Indices.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The Fund may invest in companies of all market capitalizations, but will generally invest in large and medium capitalization companies and convertible securities of any duration. The Fund’s investment sub-advisor, Sustainable Growth Advisers, LP (“SGA”) considers large and medium sized companies to be those with market capitalizations over $25 billion and from $2 billion to $25 billion, respectively, at the time of purchase. The Fund will allocate its assets among various regions and countries (but in no less than three non-U.S. countries). From time to time, the Fund may have a significant portion of its assets invested in the securities of companies in only a few countries and one or a few regions. Although the Fund seeks investments across a number of sectors, from time to time, the Fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Information Technology sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

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SGA may trade foreign currency forward contracts or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates. The Fund may also invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the Fund’s portfolio that it believes have superior long-term earnings prospects and attractive valuation. SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Temporary Defensive Positions

During periods of adverse market conditions, each Fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities, as reflected in the following table:

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AB SGA Fund	Virtus SGA Fund

In times of unstable or adverse market, economic, political or other conditions, where the Manager or Subadviser believes it is appropriate and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers' acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures or (viii) shares of money market funds, including funds advised by the Manager or the Subadviser.

When business or financial conditions warrant, the Fund may assume a temporary defensive position by investing in money-market instruments, including obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. (See “Money Market Instruments” in the SAI to this Prospectus/Proxy Statement for more information about these types of investments.

For temporary defensive purposes, during periods in which the Fund’s subadviser believes adverse changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the Fund’s subadviser believes to be of high quality (i.e., subject to relatively low risk of loss of interest or principal). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s or S&P (i.e., rated at least A).

Investment Restrictions and Limitations

The material investment restrictions and limitations of Virtus SGA Fund are somewhat different from those of AB SGA Fund because Virtus SGA Fund’s investment limitations are designed to align, where appropriate, to those applicable to other funds in the Acquiring Trust, and AB SGA Fund’s investment limitations are designed to align, where appropriate, to those applicable to other funds in the American Beacon Family of Funds.

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Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of Fund shares will not be considered a violation of the limitation.

A fundamental limitation cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by the Board without shareholder approval.

All of the investment policies noted in the table below are fundamental limitations, which cannot be changed by the Board without affirmative shareholder approval as described above.

AB SGA Fund’s investment limitations are set forth in its prospectus and statement of additional information, dated May 31, 2018, and Virtus SGA Fund’s investment limitations are set forth in the SAI to this Prospectus/Proxy Statement.

Fundamental Investment Policies

Policy	AB SGA Fund	Virtus SGA Fund

Borrowing Money

The Fund may not borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

The Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

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Fundamental Investment Policies

Policy	AB SGA Fund	Virtus SGA Fund

Industry Concentration

The Fund may not invest more than 25% of the Fund's total assets in the securities of companies primarily engaged in any one industry provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax exempt securities issued by municipalities and their agencies and authorities.

The Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its respective total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

Underwriting Activities

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

The Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

Making Loans

The Fund may not lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

The Fund may not lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

Real Estate

The Fund may not purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Fund’s prospectus.

The Fund may not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

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Fundamental Investment Policies

Policy	AB SGA Fund	Virtus SGA Fund

Commodities

The Fund may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

The Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

Issuance of Senior Securities	The Fund may not issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

The Fund may not issue “senior securities” in contravention of the 1940 Act. Activities permitted by exemptive orders or staff interpretations of the SEC shall not be deemed to be prohibited by this restriction.

Diversification

The Fund may not invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund's total assets.

The Fund may not with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

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The following interpretations apply only to AB SGA Fund.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received).

For purposes of the Fund’s policy relating to issuing senior securities set forth above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy relating to issuing senior securities set forth above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Fund’s industry concentration policy, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

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The following interpretations only apply to Virtus SGA Fund.

Except with respect to the investment restriction relating to borrowing money set forth above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction. With respect to the investment restriction relating to borrowing money, in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

ABA SGA Fund and Virtus SGA Fund have the following non-fundamental policies, which may be changed by the Board of Trustees of the Selling Trust and the Acquiring Trust, respectively, without shareholder approval:

Non-Fundamental Investment Policies

Policy	AB SGA Fund	Virtus SGA Fund
Illiquid Securities	The Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	None.

Margin Securities

The Fund may not purchase securities on margin, except that (1) the Fund may obtain such short term credits necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

None.

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Principal Risks

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The principal risks of the Funds differ, but the risk profiles are substantially identical due to the identical investment objectives and principal investment strategies of the Funds.

The following disclosure highlights the primary risks associated with investment in each of the Funds. Because the Funds are part of different fund complexes, there are some differences in the how the Funds’ risks are described.

Each of the Funds is subject to the following Principal Risks:

AB SGA Fund	Virtus SGA Fund

Allocation Risk

This is the risk that the sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in high yield investments considered speculative in nature, this risk will be substantial.

Allocation Risk

A fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by its adviser. If the fund’s exposure to equities and fixed income securities, or to different asset classes, deviates from the adviser’s intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

Convertible Securities Risk

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

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AB SGA Fund	Virtus SGA Fund

Currency Risk

The Fund may have exposure to foreign currencies by investing in securities denominated in non-U.S. currencies or by purchasing or selling forward currency exchange contracts in non-U.S. currencies and non-U.S. currency futures contracts. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards or options may not always work as intended, and in specific cases the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Counterparty Risk

When a fund engages in investment techniques in which it relies on another party to consummate the transaction, the fund is subject to the risk of default by the other party. To the extent that a fund enters into multiple transactions with a single or limited number of counterparties, the fund will be subject to increased levels of counterparty risk.

Debt Securities Risk

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

•     Credit Risk. There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

Depositary Receipts Risk

Certain funds may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies.

Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

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AB SGA Fund	Virtus SGA Fund

Cybersecurity and Operational Risk

The Fund, its service providers, and third-party fund distribution platforms, and shareholders’ ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, interference with the Fund's ability to calculate its net asset value ("NAV"), impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.

Derivatives Risk

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, foreign currency forward contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.

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AB SGA Fund	Virtus SGA Fund

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. The Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities.

Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If the sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a derivative instrument can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative's original cost (generally the initial margin deposit).

Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the fund between the date a foreign currency forward contract is entered into and the date it expires.

As an investment company registered with the SEC, the fund is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If a fund investing in such instruments has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect a fund’s ability to invest in derivatives as the fund’s subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect a fund by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has recently adopted new rules that will apply a new aggregation standard for position limit purposes, which may further limit a fund’s ability to trade futures contracts and swaps.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a fund’s income or deferring its losses. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the fund or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

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AB SGA Fund	Virtus SGA Fund

Some derivatives have the potential for unlimited loss regardless of the size of the Fund's initial investment, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The Fund may buy or sell derivatives not traded on organized exchanges. The Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Certain derivatives, including swaps, futures, forwards and written options, require the Fund to post margin to secure its future obligation; if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The Fund's use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may be not available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

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AB SGA Fund	Virtus SGA Fund

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund's ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the sub-advisor may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations. For example, the Commodity Futures Trading Commission ("CFTC") and the designated contract markets have established position limits for futures and option contracts that may restrict the ability of the Fund, or the Manager, or the sub-advisor entering trades on the Fund's behalf, to make certain trading decisions.

•    Growth Stocks Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

•    Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

•    Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

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AB SGA Fund	Virtus SGA Fund

Certain of the other risks to which the Fund might be exposed due to its use of derivatives include the following:

•     Forward Contracts Risk. There may be an imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of the Fund. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. Forward currency transactions, including foreign currency forward transactions, include risks associated with fluctuations in foreign currency. Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. Foreign currency forward transactions include risks associated with fluctuations in foreign currency. There are no limitations on daily price movements of forward contracts. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•    Currency Rate Risk. Because the foreign securities in which a fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for a fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

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AB SGA Fund	Virtus SGA Fund

•     Futures Contracts Risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Equity index futures contracts expose the Fund to volatility in an underlying securities index. Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.

•    Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

Geographic Concentration Risk

The value of the investments of a fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting such location are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

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AB SGA Fund	Virtus SGA Fund

Equity Investments Risk

Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

•     Common Stock.  The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

•     Convertible Securities. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk..

Liquidity Risk

Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

In addition to this, certain shareholders, including affiliates of a fund’s investment adviser and/or subadviser(s), may from time to time own or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their shares of the fund may increase the fund’s liquidity risk by causing the fund to have to sell securities at an unfavorable time and/or price.

Market Volatility Risk

The value of the securities in which a fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets has exposed the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

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AB SGA Fund	Virtus SGA Fund

•     Depositary Receipts. The Fund may invest in securities issued by foreign companies through ADRs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Mutual Fund Investing Risk

Through its investments in other mutual funds, a fund is exposed not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If a fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.

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AB SGA Fund	Virtus SGA Fund

•     Preferred Stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

Foreign Investing Risk & Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Preferred Stocks Risk

Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

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AB SGA Fund	Virtus SGA Fund

Geographic Risk

From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund does so, there is a greater risk that economic, political, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund's performance. There is also greater risk that the Fund's performance will be more volatile than the performance of more geographically diversified funds.

Growth Companies Risk

Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Sector Focused Investing Risk

The value of the investments of a fund that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

Securities Lending Risk

A fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the lending fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the lending fund.

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AB SGA Fund	Virtus SGA Fund

Hedging Risk

The Fund intends to enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing rather than reducing both risk and losses. To the extent that the Fund enters into hedging transactions, its hedges will not be static but rather will need to be continually adjusted based on the sub-advisor's assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of the Fund's hedging strategies will depend on the sub-advisor's ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of its judgments concerning the hedging positions to be acquired by the Fund. The Fund will not, in general, attempt to hedge all market or other risks inherent in the Fund's investments, and will hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of the Fund's overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The use of hedges may fail to mitigate risks, and may reduce the Fund's return, or create a loss.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

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AB SGA Fund	Virtus SGA Fund

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Liquidity Risk
When there is little or no active trading market for specific types of securities, such as derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund's NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund's ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

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AB SGA Fund	Virtus SGA Fund

Market Risk
Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

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AB SGA Fund	Virtus SGA Fund

In response to the financial crisis, the U.S. and other governments, and the Federal Reserve, and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets' expectations for changes in government policies are not borne out.

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AB SGA Fund	Virtus SGA Fund

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom's vote to leave the European Union (the "EU"), commonly referred to as "Brexit," are not yet known. The effect on the United Kingdom's economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund's investments in the United Kingdom and Europe.

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AB SGA Fund	Virtus SGA Fund

Market Timing Risk
Because the Fund invests in foreign securities, or it has exposure to foreign securities through the derivatives it holds, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's net asset value ("NAV"), (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high yield and foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. If the Fund trades foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to the Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund's shares. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Risk
Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

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AB SGA Fund	Virtus SGA Fund

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase.

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AB SGA Fund	Virtus SGA Fund

• Information Technology Sector Risk. The market prices of information technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect information technology companies. These companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those information technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.

Securities Lending Risk
The Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, the Fund's securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of the Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities' borrower would not qualify for treatment as "qualified dividend income" (as described under "Distributions and Taxes – Taxes" below).

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AB SGA Fund	Virtus SGA Fund

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. The value of an individual security can be more volatile than the market as a whole or our intrinsic value approach may fail to produce the intended results. The portfolio managers' estimate of intrinsic value may be wrong or even if its estimate of intrinsic value is correct, it may take a long period of time before the price and intrinsic value converge. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including purchases and sales of futures contracts and investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of the Fund's assets may, in some circumstances, limit the Fund's ability to take advantage of investment opportunities or meet redemption requests.

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AB SGA Fund	Virtus SGA Fund

Small Capitalization Companies Risk
Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Valuation Risk
This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

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Please refer to AB SGA Fund’s prospectus and statement of additional information and to the SAI to this Prospectus/Proxy Statement for more information on risks.

INFORMATION ABOUT THE REORGANIZATION

Board Considerations

At a meeting held on November 6, 2018, SGA proposed, and the Board of the Selling Trust, on behalf of AB SGA Fund, considered (with the advice and assistance of independent legal counsel) the Reorganization as set forth in the Plan. After careful consideration, based upon the recommendation of SGA and the Manager, the Board’s evaluation of the relevant information prepared by SGA and the Manager and presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all Trustees who are not “interested persons” of the Selling Trust under the 1940 Act, determined that the Reorganization is in the best interests of AB SGA Fund and its shareholders and that the interests of existing shareholders of AB SGA Fund will not be diluted as a result of the Reorganization.

The Board considered the terms of the Plan and determined that the Reorganization would provide AB SGA shareholders with the options of (1) continuing to pursue their investment objectives through Virtus SGA Fund which is designed to be substantially identical from an investment perspective to AB SGA Fund or (2) for any shareholders who did not wish to participate in the Reorganization, redeeming their investment in AB SGA Fund or exchanging their AB SGA Fund shares for shares of another fund in the Selling Trust, which might have tax consequences for them.

In approving the Reorganization, the Board considered various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive. The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

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The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan with respect to AB SGA Fund, and, in particular, that the transfer of the assets of AB SGA Fund will be in exchange solely for Class A, Class C, Class I and Class R6 shares of Virtus SGA Fund and the assumption by Virtus SGA Fund of all of the liabilities of AB SGA Fund. The Board also considered the fact that no sales loads, commissions or other transactional fees would be imposed on shareholders in connection with the Reorganization. In addition, the Board considered that pursuant to the Plan, the aggregate net asset value of Virtus SGA Fund shares to be credited to each AB SGA Fund shareholder’s account will equal, on a class by class basis, the aggregate net asset value of AB SGA Fund shares that each shareholder holds immediately prior to the Reorganization. As a result, the Board considered that the interests of AB SGA Fund’s shareholders would not be diluted as a result of the Reorganization. The Board also considered that the Reorganization would be submitted to AB SGA Fund’s shareholders for approval.

Investment Objectives and Strategies; Continuity of Subadviser. The Board considered that the Acquiring Fund is designed to be substantially identical from an investment perspective to AB SGA Fund. The investment objective and investment strategies of Virtus SGA Fund will be identical to those of AB SGA Fund. The Board considered that the identical investment strategies, together with the fact that SGA would serve as Subadviser to Virtus SGA Fund, would provide continuity of portfolio management expertise to the shareholders of AB SGA Fund. The Board considered that Virtus SGA Fund’s investment limitations would be somewhat different from those of AB SGA Fund because the investment limitations of Virtus SGA Fund are intended to align that Fund’s investment limitations with those of other funds.

Relative Expense Ratios; Limitation on Expenses; Management Fees. The Board reviewed information regarding comparative expense ratios (current expense ratios for the AB SGA Fund’s shares, and estimated pro forma expense ratios for Virtus SGA Fund’s shares), which indicated that the total annual operating expense ratios for Virtus SGA Fund’s Class A and Class C shares will be higher than the total annual operating expense ratios for AB SGA Fund’s A Class and C Class shares, respectively, and that the total annual operating expense ratio for Virtus SGA Fund’s Class I and Class R6 shares will be lower than the total annual operating expense ratios for AB SGA Fund’s Investor Class and Institutional and Y Class shares following the Reorganization. The Board considered that a fee waiver agreement is in effect through May 31, 2019 for AB SGA Fund, and that such agreement will be in effect through [March 31, 2021] for Virtus SGA Fund. The Board further considered that after applicable fee waivers, the total annual operating expense ratios for Virtus SGA Fund’s Class A, Class C and Class R6 shares will be the same as the total annual operating expense ratios for AB SGA Fund’s A Class, C Class and Institutional Class shares, respectively, and that the total annual operating expense ratios for Virtus SGA Fund’s Class I and Class R6 shares will be lower than the total annual operating expense ratios for AB SGA Fund’s Investor Class and Y Class shares, respectively. The Board also considered that the effective management fee rate of Virtus SGA Fund is expected to be the same as the effective management fee rate currently paid by AB SGA Fund.

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Distribution and Service Fees; Other Fees. The Board considered that A Class shares of AB SGA Fund and Class A shares of Virtus SGA Fund are subject to Rule 12b-1 distribution and service fees of 0.25% per annum, and C Class shares of AB SGA Fund and Class C shares of Virtus SGA Fund are subject to Rule 12b-1 distribution and service fees of 1.00% per annum. The Board also considered that AB SGA Fund has adopted a shareholder services plan that authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares and up to 0.375% of the average daily net assets attributable to the Investor Class shares.

The Board considered that the initial sales charge for A Class shares of ABA SGA Fund and Class A shares of Virtus SGA Fund is 5.75%. The Board also considered that a CDSC of 0.50% is charged on certain redemptions of A Class shares of AB SGA Fund and Class A shares of Virtus SGA Fund, and that a CDSC of 1.00% is charged on certain redemptions of C Class shares of AB SGA Fund and Class C shares of Virtus SGA Fund. The Board also considered that the CDSC for Class A shares of Virtus SGA Fund is expected to increase to 1.00% 18 months after the close of the Reorganization.

The Experience and Expertise of the Manager and Subadviser. The Board considered the following information that was provided to it regarding VIA: (1) VIA is an experienced provider of investment advisory services to institutional and retail markets; and (2) VIA currently serves as investment adviser to 35 open-end funds, eight variable insurance funds, three closed-end funds and three UCITS.

The Board considered that SGA, a Delaware limited partnership, and the current subadviser to AB SGA Fund, would provide sub-advisory services to Virtus SGA Fund. The Board noted that the Subadviser’s principals have significant investment experience related to the investment management of AB SGA Fund and other client accounts in the strategy of AB SGA Fund. The Board also noted that, by engaging SGA as the Subadviser to Virtus SGA Fund, Virtus SGA Fund will be advised by the same portfolio management team at SGA that currently advises AB SGA Fund.

Tax Consequences. The Board considered that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes. The Board further noted that the Manager expects that neither AB SGA Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

Expenses Relating to Reorganization. The Board considered that Virtus or its affiliates will pay all direct costs relating to the Reorganization, including the costs of preparing the Plan and Proxy Statement and seeking approval of the Plan from AB SGA Fund’s shareholders. The Board also considered that AB SGA Fund and its shareholders will not incur any direct expenses in connection with the Reorganization.

Other Alternatives. The Board considered alternatives to the Reorganization, [including the continuation of AB SGA Fund under the current structure.] After considering the merits and viability of the other alternatives, the Board concluded that the possible alternatives, including maintaining the current AB SGA Fund structure, were less desirable than the Reorganization.

Based on the information prepared by SGA and the Manager, and as presented to the Board by SGA, the Board determined that the Reorganization as proposed by SGA is in the best interests of AB SGA Fund and its shareholders. The Board approved the Reorganization, subject to approval by shareholders of AB SGA Fund and the solicitation of the shareholders of AB SGA Fund to vote “FOR” the approval of the Plan, the form of which is attached to this Proxy Statement in Exhibit A.

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Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the property and assets of AB SGA Fund will be acquired by Virtus SGA Fund in exchange solely for Class A, Class C, Class I and Class R6 shares of Virtus SGA Fund and the assumption by Virtus SGA Fund of all of the liabilities of AB SGA Fund on or about March 8, 2019, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, AB SGA Fund will use its best efforts to discharge all of its known liabilities and obligations that are or will become due prior to the Closing Date. AB SGA Fund will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

The number of full and fractional shares of each class of Virtus SGA Fund to be received by the shareholders of AB SGA Fund will be determined by dividing the value of the net assets of each class of AB SGA Fund by the net asset value per share of the corresponding class of Virtus SGA Fund. These computations will take place immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) (the “Valuation Date”). The net asset value per share of each class of a Fund will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

State Street Bank & Trust Company, the accounting agent for AB SGA Fund, will compute the value of the net assets of each class of AB SGA Fund using the Selling Trust’s valuation procedures, which are consistent with the procedures set forth in the prospectus and statement of additional information of AB SGA Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management. BNY Mellon Investment Servicing (US) Inc., the accounting agent for Virtus SGA Fund, will compute the net asset value per share of each class of Virtus SGA Fund using the Acquiring Trust’s valuation procedures, which are consistent with the procedures set forth in the SAI to this Prospectus/Proxy Statement of Virtus SGA Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management. The Plan provides that in the case of differences in valuation between the Selling Trust’s valuation procedures and the Acquiring Trust’s valuation procedures, the parties shall discuss in good faith to resolve such differences prior to the Closing Date.

Immediately after the transfer of its assets to Virtus SGA Fund, AB SGA Fund will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Virtus SGA Fund received by AB SGA Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of AB SGA Fund’s shareholders on the share records of Virtus SGA Fund or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Virtus SGA Fund due to AB SGA Fund’s shareholders. All issued and outstanding shares of AB SGA Fund will be canceled. The shares of Virtus SGA Fund to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, AB SGA Fund will be terminated as a series of the Selling Trust.

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In accordance with the Plan, the Acquiring Trust, on behalf of Virtus SGA Fund, has agreed to assume all of the liabilities of AB SGA Fund.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by AB SGA Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of AB SGA Fund’s shareholders, the Plan may be terminated by resolution of either the Selling Trust’s Board or the Acquiring Trust’s Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Reorganization inadvisable with respect to the respective Fund. The Plan also may be terminated at any time prior to the Closing Date (a) by the written consent of both of the parties; or (b) by either party (i) following a material breach by the other party of any of its representations, warranties or covenants contained in the Plan, provided that the other party shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the other party or its Fund that is involved in the Reorganization.

If the Reorganization is not consummated, Virtus or its affiliates will pay the expenses incurred by AB SGA Fund and Virtus SGA Fund in connection with the Reorganization (including the cost of any proxy soliciting agent). No portion of the expenses will be borne directly or indirectly by AB SGA Fund, Virtus SGA Fund or their shareholders.

If AB SGA Fund’s shareholders do not approve the Reorganization, the Trustees of the Selling Trust will consider other possible courses of action in the best interests of AB SGA Fund and its shareholders.

Description of Virtus SGA Fund Shares

Shares of Virtus SGA Fund issued to the shareholders of AB SGA Fund pursuant to the Plan will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights. Shares will be sold and redeemed based upon their NAV per share next determined after receipt of the purchase or redemption request, as described in the SAI to this Prospectus/Proxy Statement.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, for federal income tax purposes and based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan will qualify as a tax-free reorganization described in section 368(a) of the Code, and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.

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If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result:

1.	No gain or loss will be recognized by Virtus SGA Fund upon the receipt of the assets of AB SGA Fund solely in exchange for the shares of Virtus SGA Fund and the assumption by Virtus SGA Fund of the liabilities of AB SGA Fund;

2.	No gain or loss will be recognized by AB SGA Fund on the transfer of its assets to Virtus SGA Fund solely in exchange for Virtus SGA Fund’s shares and the assumption by Virtus SGA Fund of the liabilities of AB SGA Fund or upon the distribution of Virtus SGA Fund’s shares to AB SGA Fund’s shareholders in exchange for their shares of AB SGA Fund;

3.	No gain or loss will be recognized by AB SGA Fund’s shareholders upon the exchange of their shares of AB SGA Fund for shares of Virtus SGA Fund in liquidation of AB SGA Fund;

4.	The aggregate tax basis of the shares of Virtus SGA Fund received by each shareholder of AB SGA Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of AB SGA Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Virtus SGA Fund received by each shareholder of AB SGA Fund will include the period during which the shares of AB SGA Fund exchanged therefor were held by such shareholder (provided that the shares of AB SGA Fund are held as capital assets on the date of the Reorganization); and

5.	The tax basis of the assets of AB SGA Fund acquired by Virtus SGA Fund will be the same as the tax basis of such assets to AB SGA Fund immediately prior to the Reorganization increased by the amount of gain (or decreased by the amount of loss), if any, recognized by AB SGA Fund in the Reorganization, and the holding period of such assets in the hands of Virtus SGA Fund, other than such assets with respect to which gain or loss is required to the recognized by reason of the Reorganization, will include the period during which the assets were held by AB SGA Fund (except where investment activities of Virtus SGA Fund have the effect of reducing or eliminating the holding period with respect to an asset of AB SGA Fund).

6.	For purposes of Section 381 of the Code, Virtus SGA Fund will be treated just as AB SGA Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of AB SGA Fund's taxable year, AB SGA Fund's tax attributes enumerated in Section 381(c) of the Code will be taken into account by Virtus SGA Fund as if there had been no Reorganization, and the part of AB SGA Fund's last taxable year that began before the Reorganization will be included in Virtus SGA Fund's first taxable year that ends after the Reorganization.

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Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated, but does not qualify as a tax-free reorganization under the Code, AB SGA Fund would recognize gain or loss on the transfer of its assets to Virtus SGA Fund and each shareholder of AB SGA Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its AB SGA Fund shares and the fair market value of the shares of Virtus SGA Fund it received.

Pro Forma Capitalization

The following table sets forth the capitalization of AB SGA Fund as of July 31, 2018, and the capitalization of Virtus SGA Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of 1.00 Class A shares, 1.00 Class C shares and 1.00 Class I shares of Vitus SGA Fund for each A Class, C Class and Investor Class share, respectively, of AB SGA Fund, and 1.00 Class R6 shares of Vitus SGA Fund for each Y Class and Institutional Class share of AB SGA Fund.

Capitalization of AB SGA Fund and Virtus SGA Fund (Pro Forma)

	AB SGA Fund	Adjustments(a)	Virtus SGA Fund (Pro Forma) After Reorganization
Net Assets (in 000s)
A Class	4,276	-	4,276
C Class	2,104	-	2,104
Investor Class	11,132	(11,132)	-
Class I	-	11,132	11,132
Y Class	15,670	(15,670)	-
Institutional Class	22,943	(22,943)	-
Class R6	-	38,613	38,613
Total Net Assets	56,124		56,124

Net Asset Value Per Share
A Class	19.83	-	19.83
C Class	19.07	-	19.07
Investor Class	19.86	(19.86)	-
Class I	-	19.86	19.86
Y Class	20.15	(20.15)	-
Institutional Class	20.26	(20.26)	-
Class R6	-	20.26	20.26

Shares Outstanding (in 000s)
A Class	216	-	216
C Class	110	-	110
Investor Class	561	(561)	-
Class I	-	561	561
Y Class	778	(778)	-
Institutional Class	1,133	(1,133)	-
Class R6	-	1,906	1,906
Total Shares Outstanding	2,797		2,793

(a)	Virtus or its affiliates will bear 100% of the direct expenses of the Reorganization, which are estimated to be approximately $123,000. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganization.

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The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of AB SGA Fund at the time of the Reorganization.

Comparison of Distribution and Purchase, Redemption and Exchange Procedures

Resolute Investment Distributors, Inc. (“RID’”), located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is the distributor and principal underwriter of AB SGA Fund’s shares. RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). RID is affiliated with the Manager through common ownership. Under a distribution agreement with the Selling Trust, RID acts as the distributor and principal underwriter of the Selling Trust in connection with the continuous offering of shares of AB SGA Fund. RID continually distributes shares of AB SGA Fund on a best efforts basis. RID has no obligation to sell any specific quantity of AB SGA Fund’s shares.

VP Distributors, LLC (“VP Distributors”), located at 100 Pearl Street, Hartford, Connecticut 06103, will be the distributor and principal underwriter of Virtus SGA Fund’s shares. VP Distributors is a registered broker-dealer and is a member of FINRA. VP Distributors is an indirect wholly-owned subsidiary of Virtus and an affiliate of the Adviser. Under an underwriting agreement with the Acquiring Trust, VP Distributors will act as the distributor and principal underwriter of the Acquiring Trust in connection with the continuous offering of shares of Virtus SGA Fund. VP Distributors will continually distribute shares of Virtus SGA Fund on a best effort basis. VP Distributors will have no obligation to sell any specific quantity of Virtus SGA Fund’s shares.

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AB SGA Fund has adopted separate distribution plans for its A Class and C Class shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”), which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. The Rule 12b-1 Plan provides that the A Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and the C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board of the Selling Trust). AB SGA Fund has also adopted a shareholder services plan for its A Class, C Class and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares and up to 0.375% of the average daily net assets attributable to the Investor Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and Institutional Class shares of the Fund.

Virtus SGA Fund will adopt a distribution plan for each class of shares (except Class I Shares and Class R6 Shares) (i.e., a plan for the Class A Shares and a plan for the Class C Shares) in accordance with Rule 12b-1 under the 1940 Act, to compensate VP Distributors for the services it provides and for the expenses it bears under the underwriting agreement. Class A and Class C shares pay a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate 0.75% per annum for Class C Shares.

Purchase, Redemption and Exchange Procedures.

Purchase Procedures. The purchase procedures for AB SGA Fund and Virtus SGA Fund are similar. Investors may invest by contacting the Funds through a broker or other financial institution who sells shares of the Funds, or by mail, telephone or wire. Investors may also contact AB SGA Fund through the internet.

For C Class Shares of AB SGA Fund, the minimum initial amount of investment is $1,000 and the minimum subsequent investment amount is $50 for purchases by ACH, check or exchange, and $250 for purchases by wire transfer. For A Class and Investor Class Shares, the minimum initial amount of investment in AB SGA Fund is $2,500 and the minimum subsequent investment amount is $50 for purchases by ACH, check or exchange, and $250 for purchases by wire transfer. For Y Class Shares, the minimum initial amount of investment in AB SGA Fund is $100,000 and the minimum subsequent investment amount is $50 for purchases by ACH, check or exchange, and there is no minimum subsequent investment amount for purchases by wire transfer. For Institutional Class Shares, the minimum initial amount of investment in AB SGA Fund is $250,000 and the minimum subsequent investment amount is $50 for purchases by ACH, check or exchange, and there is no minimum subsequent investment amount for purchases by wire transfer.

For Class A and Class C Shares of Virtus SGA Fund, the minimum initial investment will generally be $2,500 and the minimum subsequent investment will be $100. For Class I Shares, the minimum initial investment will be $100,000 and there will be no subsequent minimum investment. Class R6 Shares will be available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and plans described in Section 401(k), 403(b) and 457 of the Code, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

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AB SGA Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.

Virtus SGA Fund shares will only be registered in the United States of America. Regulations outside of the United States may restrict the sale of Shares to certain non-U.S. investors or subject certain shareholder accounts to additional regulatory requirements. The Acquiring Trust reserves the right, however, to sell Virtus SGA Fund shares to certain non-U.S. investors in compliance with applicable law. Virtus SGA Fund will reserve the right to refuse any purchase order for any reason and will notify the investor of any such rejection in accordance with industry and regulatory standards, which is generally within three business days. Payment forms may be accepted at the discretion of the fund; however, the fund generally does not accept cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld. Additional information for Virtus SGA Fund is set forth in the SAI to this Prospectus/Proxy Statement.

Redemption Procedures. AB SGA Fund permits, and Virtus SGA Fund will permit, redemptions by mail and telephone, and for shares purchased through a financial intermediary, through a broker-dealer or other financial intermediary. AB SGA Fund also permits redemptions through wire and by internet. Additionally, each Fund has also reserved the right to redeem shares “in kind.” Additional shareholder account information for Virtus SGA Fund is set forth in the SAI to this Prospectus/Proxy Statement.

Exchange Procedures. Under certain circumstances, shares of AB SGA Fund and Virtus SGA Fund may be exchanged for shares of the same class of another American Beacon Fund or Virtus Mutual Fund, respectively. Additional information for Virtus SGA Fund is set forth in the SAI to this Prospectus/Proxy Statement.

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MANAGEMENT OF VIRTUS SGA FUND

American Beacon and SGA are the investment adviser and subadviser, respectively, to AB SGA Fund. Following the Reorganization, VIA and SGA will serve as investment adviser and subadviser, respectively, to Virtus SGA Fund.

The Adviser

VIA is responsible for managing Virtus SGA Fund’s investment program and for the general operations of the Fund, including oversight of the Subadviser and recommending its hiring, termination and replacement.

Facts about the Adviser:

•	The Adviser is an indirect, wholly-owned subsidiary of Virtus, a publicly traded multi-manager asset management business.

•	The Adviser acts as the investment adviser for over 40 mutual funds, with assets under management of approximately $31.7 billion as of September 30, 2018.

•	The Adviser is located at 100 Pearl Street, Hartford, Connecticut 06103.

Management Fees

For its management and supervision of the daily business affairs of Virtus SGA Fund, VIA is entitled to receive a monthly fee that is accrued daily against the value of the Fund’s average daily net assets at an annual rate of 0.80%.

VIA has contractually agreed to limit total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) of Virtus SGA Fund so that expenses do not exceed, on an annualized basis, 1.38% for Class A, 2.13% for Class C, 1.13% for Class I and 0.98% for Class R6 shares through [March 31, 2021].

Following the contractual period, VIA may discontinue these reimbursement arrangements at any time. Under certain conditions, VIA may recapture operating expenses reimbursed under these arrangements for a period of three years after the date on which it was incurred or waived by Virtus, provided that the recapture does not cause the fund to exceed the expense limit in effect at the time of the waiver or reimbursement.

The Subadviser

Sustainable Growth Advisers, L.P. is the investment subadviser to Virtus SGA Fund. Pursuant to the Subadvisory Agreement with VIA, the Subadviser is responsible for the day-to-day management of Virtus SGA Fund’s portfolio.

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Facts about the Subadviser:

•	The Subadviser is an indirect majority-owned subsidiary of Virtus, and was founded in 2003.

•	The Subadviser is located at 301 Tresser Boulevard, Suite 1310, Stamford, Connecticut 06901.

•	The Subadviser is a registered investment advisor that provides investment advice to institutional and individual clients, private investment companies and mutual funds, and had approximately $12.1 billion in assets under management as of September 30, 2018, of which $10.3 billion is regulatory assets under management and $1.8 billion is model/emulation assets under contract.

The Acquiring Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers, (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Virtus SGA Fund. Virtus SGA Fund does not pay a fee to the Subadviser. The Adviser pays the Subadviser a subadvisory fee at the rate of 50% of the net investment management fee.

A discussion of the Acquiring Trust Board’s consideration and approval of the management agreement between Virtus SGA Fund and VIA and the Subadvisory Agreement among the Acquiring Trust, the Subadviser and VIA will be available in Virtus SGA Fund’s Semi-Annual Report for the period ended [March 31, 2019].

Portfolio Management

The following individuals will be jointly and primarily responsible for the day-to-day management of Virtus SGA Fund’s portfolio from its inception in January 2019:

George P. Fraise is a Portfolio Manager and a member of SGA’s Investment Committee. Prior to co-founding SGA in 2003, Mr. Fraise was Executive Vice President of Yeager, Wood & Marshall, Inc., a registered investment advisor, from 2000-2003 where he was a member of the Investment Policy Committee, a member of the Board of Directors and co-manager of the John Hancock U.S. Global Leaders Growth Fund, a mutual fund, and the U.S. Global Leaders Growth Fund, Ltd. an offshore fund. Mr. Fraise began his investment career in 1987 as an equity analyst at Drexel Burnham Lambert. In 1990, he joined Smith Barney as a senior analyst responsible for the coverage of electrical equipment stocks. He also held a senior analyst position at Chancellor Capital Management. In 1997, Mr. Fraise joined Scudder Kemper Investments where he was Senior Vice President and co-manager of the Scudder Large Company Growth Fund until 2000.

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Gordon M. Marchand, CFA, CIC is a Portfolio Manager and a member of SGA’s Investment Committee. Prior to co-founding SGA in 2003, Mr. Marchand was an executive officer, a member of the Investment Policy Committee and a member of the Board of Directors at Yeager, Wood & Marshall, Inc., a registered investment advisor, from 1984 to 2003. He was also the firm's Chief Operating and Financial Officer. Mr. Marchand began his career as a management consultant for Price Waterhouse. He is a Chartered Financial Analyst ("CFA"), a Chartered Investment Counselor ("CIC") and a Certified Public Accountant ("CPA"). Mr. Marchand is past Chairman, President and a member of the Governing Board of the Investment Adviser Association. He is a member of the CFA Institute.

Robert L. Rohn is a Portfolio Manager and a member of SGA’s Investment Committee. Prior to co-founding SGA in 2003, Mr. Rohn was a portfolio manager and principal with W.P. Stewart & Co, Ltd. ("W.P. Stewart"), an investment advisory firm noted for managing large-cap growth stock portfolios. During his twelve year tenure with W.P. Stewart, he was CEO of the firm's core U.S. investment business and served as Chairman of the firm's Management Committee. From 1988 through 1991, he was a Vice President with Yeager, Wood & Marshall, Inc., where he was a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management.

Please refer to the SAI which relates to this Prospectus/Proxy Statement and the form of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A, for additional information about Virtus SGA Fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of Virtus SGA Fund.

Other Service Providers

Virtus SGA Fund will engage the service providers set forth in the chart below.

Service Provider
Principal Underwriter and Distributor	VP Distributors, LLC
Administrator and Transfer Agent	Virtus Fund Services, LLC
Sub-Administrative and Accounting Agent and Sub-Transfer Agent	BNY MellonInvestment Servicing (US) Inc.
Custodian and Securities Lending Agent	The Bank of New York Mellon
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

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MORE INFORMATION ABOUT THE INVESTMENT OBJECTIVE
AND PRINCIPAL INVESTMENT STRATEGIES OF VIRTUS SGA FUND

Non-Fundamental Investment Objective:

Virtus SGA Fund has an investment objective of long-term capital appreciation. Virtus SGA Fund’s non-fundamental investment objective may be changed by the Acquiring Trust’s Board of Trustees without shareholder approval. If the Fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies:

Virtus SGA Fund will invest in securities of issuers located throughout the world, including the United States (“U.S.”). Under normal circumstances, the fund will invest primarily in equity securities, with at least 40% of the fund’s net assets in issuers organized, headquartered or doing a substantial amount of business outside the U.S. (or at least 30% if conditions are not deemed favorable by the sub-adviser). The fund considers an issuer that has at least 50% of its assets or derives at least 50% of its revenue from business outside the U.S. as doing a substantial amount of business outside the U.S. The fund may invest up to 25% of its net assets in the securities of companies located in countries included in the MSCI Emerging Markets and Frontier Markets Indices.

Virtus SGA Fund’s equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The fund may invest in companies of all market capitalizations, but will generally invest in large and medium capitalization companies and convertible securities of any duration. The fund’s sub-adviser, Sustainable Growth Advisers, LP (“SGA”) considers large and medium sized companies to be those with market capitalizations over $25 billion and from $2 billion to $25 billion, respectively, at the time of purchase. The fund will allocate its assets among various regions and countries (but in no less than three non-U.S. countries). From time to time, the fund may have a significant portion of its assets invested in the securities of companies in only a few countries and one or a few regions. Although the fund seeks investments across a number of sectors, from time to time, the fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to the Information Technology sector may be lower at a future date, and the fund’s exposure to other market sectors may be higher.

SGA may trade foreign currency forward contracts or currency futures in an attempt to reduce the fund’s risk exposure to adverse fluctuations in currency exchange rates. The fund may also invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the fund’s portfolio that it believes have superior long-term earnings prospects and attractive valuation. SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

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Virtus SGA Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see the SAI, which relates to this Prospectus/Proxy Statement and the Reorganization, for additional information about the securities and investment strategies described in this Prospectus/Proxy Statement and about additional securities and investment strategies that may be used by Virtus SGA Fund.

PRICING OF FUND SHARES

How is the Share Price determined?

Virtus SGA Fund calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the Fund and the number of outstanding shares of that class. In general, Virtus SGA Fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the Fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining Virtus SGA Fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Acquiring Trust’s Board of Trustees.

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Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (NAV): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of Virtus SGA Fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of Virtus SGA Fund is determined as of the close of regular trading (normally 4:00 PM Eastern Time) on days when the NYSE is open for trading. Virtus SGA Fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If Virtus SGA Fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How are securities fair valued?

If market quotations are not readily available or available prices are not reliable, Virtus SGA Fund determines a “fair value” for an investment according to policies and procedures approved by the Acquiring Trust’s Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which Virtus SGA Fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by Virtus SGA Fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

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Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that Virtus SGA Fund calculates its NAV (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using Virtus SGA Fund’s fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by Virtus SGA Fund’s authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM Eastern Time) will be executed based on that day’s NAV; investments received by Virtus SGA Fund’s authorized agents in good order after the close of regular trading on the NYSE will be executed based on the next business day’s NAV. Shares credited to your account from the reinvestment of Virtus SGA Fund’s distributions will be in full and fractional shares that are purchased at the closing NAV on the next business day on which the Fund’s NAV is calculated following the dividend record date.

SALES CHARGES

What are the classes and how do they differ?

Virtus SGA Fund offers multiple classes of shares. Each class of shares has different sales and distribution charges. For certain classes of shares, Virtus SGA Fund has adopted distribution and service plans allowed under Rule 12b-1 of the 1940 Act that authorize the Fund to pay distribution and service fees (“Rule 12b-1 Fees”) for the sale of its shares and for services provided to shareholders.

The Rule 12b-1 Fees for each class of Virtus SGA Fund are as follows:

Fund	Class A	Class C	Class I	Class R6
Virtus SGA Fund	0.25%	1.00%	None	None

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What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in Virtus SGA Fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as individual retirement accounts (“IRAs”), non-IRAs, etc.) and those of your spouse, domestic partner, children and minor grandchildren.

Your financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and/or waiver to make certain all involved parties have the necessary data. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial representative at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase Fund shares through another intermediary offering such waivers or discounts or directly from the Fund if the Fund offers such waivers or discounts.

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI to this Prospectus/Proxy Statement in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Virtus Fund Services by calling toll-free 800-243-1574.

Class A Shares. If you purchase Class A Shares of Virtus SGA Fund, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” and “Class A Sales Charge Reductions and Waivers” below.) Generally, Class A Shares are not subject to any charges by Virtus SGA Fund when redeemed; however, a contingent deferred sales charge (“CDSC”) in an amount equal to 0.50% may be imposed on certain redemptions within 18 months of a finder’s fee being paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. Class A Shares have lower distribution and service fees (0.25%) and generally pay higher dividends than Class C Shares.

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Class C Shares. If you purchase Class C Shares of Virtus SGA Fund, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares of Virtus SGA Fund within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares do not convert to any other class of shares of Virtus SGA Fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares. Class I Shares of Virtus SGA Fund are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement with the Distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the Acquiring Trust and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares.

Class R6 Shares. Class R6 Shares of Virtus SGA Fund are offered to the following investors (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares) without a minimum initial investment: (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby Class R6 Shares are held on the books of a fund through plan level or omnibus accounts; (ii) banks and trust companies; (iii) insurance companies; (iv) registered investment companies; and (v) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. The minimum initial investment amount may be waived subject to the Fund’s discretion. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase.(See “Class A Shares—Reduced Initial Sales Charges” in the SAI to this Prospectus/Proxy Statement.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the Distributor.

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Sales Charge you may pay to purchase Class A Shares

Amount of Transaction at Offering Price	Sales Charge as a percentage of
	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may qualify for reduced or no initial (front-end) sales charges, as shown in the table above, through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Gifting of Shares, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI to this Prospectus/Proxy Statement. These reductions and waivers do not apply to any CDSC that may be applied to certain Class A Share redemptions.

Combination Purchase Privilege. Your purchase of any class of shares of Virtus SGA Fund or any other Virtus Mutual Fund, if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either: (a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is a named beneficiary; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of Virtus SGA Fund or any other Virtus Mutual Fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and Virtus Mutual Funds. Shares worth 5% of the Letter of Intent amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

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Right of Accumulation. The value of your account(s) in any class of shares of Virtus SGA Fund or any other Virtus Mutual Fund if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Gifting of Shares. If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of Virtus SGA Fund or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with Virtus SGA Fund’s right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to Virtus SGA Fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, Virtus SGA Fund may sell its Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, as described below.

If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund:

(1)	Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;

(2)	Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable Fund’s Adviser, subadviser or Distributor;

(3)	Any private client of an Adviser or subadviser to any Virtus Mutual Fund;

(4)	Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;

(5)	Any qualified retirement plan exclusively for persons described above;

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(6)	Any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;

(7)	Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;

(8)	Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(9)	Any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;

(10)	Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;

(11)	Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;

(12)	Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;

(13)	Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;

(14)	Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:

(15)	Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients;

(16)	Purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;

(17)	Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code (the "Code"), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or

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(18)	Clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Contingent Deferred Sales Charge you may pay on Class A Shares

Investors buying Class A Shares of Virtus SGA Fund on which a finder’s fee has been paid may incur a CDSC of 0.50% if they redeem their shares. (The CDSC is expected to increase to 1.00% 18 months after the close of the Reorganization.) The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. The CDSC will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less.

Deferred Sales Charge Alternative—Class C Shares

Class C Shares are purchased without an initial sales charge; however, shares sold within one year of purchase are subject to a CDSC of 1.00%. The sales charge will be multiplied by the then-current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. The date of purchase will be used to calculate the number of shares owned and time period held.

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

Class A and Class C Shares— Reductions and Waivers of Deferred Sales Charges

The CDSC is waived on the redemption (sale) of Class A and Class C Shares if the redemption is made:

(a)	within one year of death;

(i)	of the sole shareholder on an individual account,

(ii)	of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,

(iii)	of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or

(iv)	of the “grantor” on a trust account;

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(b)	within one year of disability, as defined in Code Section 72(m)(7);

(c)	as a mandatory distribution upon reaching age 70½ under certain retirement plans qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA;

(d)	by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e)	based on the exercise of exchange privileges among Class A Shares , Class C Shares and Class C1 Shares of the fund and any of the Virtus Mutual Funds;

(f)	based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

(g)	based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in this SAI for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary offering them. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section, provided that they do not exceed the maximum sales charge listed.

Compensation to Dealers

Class A Shares, Class C Shares and Class I Shares Only

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $500,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

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With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor or the Fund’s transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”), may receive compensation for the sale and promotion of shares of the Fund. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.

Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of Virtus SGA Fund for providing certain recordkeeping and related services to the Fund or its shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. The Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC in an amount equal to 0.50% may be imposed on certain redemptions of such Class A investments. (The CDSC is expected to increase to 1.00% 18 months after the close of the Reorganization.) The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. Dealers must have an aggregate value of $50,000 or more per Fund CUSIP to qualify for payment. The Distributor reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

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The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending Virtus SGA Fund for purchase to ensure that such investors are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at http://virtus.com. In the Individual Investors section, go to the tab “Investors Knowledge Base” and click on the link for Breakpoint (Volume) Discounts.

Class R6 Shares Only

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.

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HOW TO BUY SHARES

Class A Shares, Class C Shares and Class I Shares Only

To Open An Account
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a new account application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
Through express delivery	Complete a new account application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722.
By Federal Funds wire	Call us at 800-243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).

Class R6 Shares Only

If you are investing through a qualified retirement plan, bank or trust company, insurance company, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to buy Class R6 Shares. If you are a qualified institutional investor, please refer to the instructions above for Class A Shares, Class C Shares and Class I Shares.

All Share Classes

The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the Transfer Agent or an authorized agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Transfer Agent or an authorized agent, each in legible form.

Virtus SGA Fund reserves the right to refuse any order that may disrupt the efficient management of the Fund.

Minimum Investments

Minimum initial investments applicable to Class A and Class C Shares:

•	$100 for individual retirement accounts (“IRAs”), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See Investor Services and Other Information for additional details.)

•	There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$2,500 for all other accounts.

Minimum additional investments applicable to Class A and Class C Shares:

•	$100 for any account.

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•	There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into another account.

Minimum initial investments applicable to Class I Shares:

•	$100,000 for any account for qualified investors. (Call Virtus Fund Services at 800-243-1574 for additional detail.)

There is no minimum additional investment requirement applicable to Class I Shares.

For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to the following investors: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of Virtus SGA Fund. Other institutional investors may be permitted to purchase Class R6 Shares subject to the Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

HOW TO SELL SHARES

Class A Shares, Class C Shares and Class I Shares Only

To Sell Shares
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling 800-243-1574.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).

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Class R6 Shares Only

If you are investing through a qualified retirement plan, bank or trust company, insurance company, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to sell Class R6 Shares. If you are a qualified institutional investor, please refer to the instructions above for Class A Shares, Class C Shares and Class I Shares.

All Share Classes

You have the right to have Virtus SGA Fund buy back shares at the NAV next determined after receipt of a redemption request in good order by the Transfer Agent or an authorized agent. In the case of a Class C Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. Virtus SGA Fund does not charge any redemption fees.

Regardless of the method used by the Fund for payment (e.g., check, wire or electronic transfer (ACH)), payment for shares redeemed will normally be sent one business day after the request is received in good order by the transfer agent, or one business day after the trade has settled for trades submitted through the NSCC, but will in any case be made within seven days after tender. The Fund expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.

THINGS YOU SHOULD KNOW WHEN SELLING SHARES

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem or exchange shares of Virtus SGA Fund.

Class A Shares, Class C Shares and Class I Shares

Redemption requests will not be honored until all required documents, in proper form, have been received. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Transfer Agent at 800-243-1574.

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Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor.

As stated in the applicable account applications, accounts associated with certain types of retirement plans and individual retirement accounts may incur fees payable to the Transfer Agent in the event of redeeming an account in full. Shareholders with questions about this should contact the funds’ Transfer Agent at 800-243-1574.

Redemptions by Mail

➔ If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instruction if both of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

➔ If you are selling shares held in a corporate or fiduciary account, please contact the Transfer Agent at 800-243-1574.

The signature guarantee, if required, must be a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of this Prospectus/Proxy Statement, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

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The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus/Proxy Statement.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders would be able to make redemptions through other methods described above.

Class R6 Shares Only

If you are investing through a qualified retirement plan, bank or trust company, insurance company, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to know when selling Class R6 Shares. If you are a qualified institutional investor, please refer to the instructions above for Class A Shares, Class C Shares and Class I Shares.

All Share Classes

Payment of Redemptions In Kind

Virtus SGA Fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the Fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the Fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Investors who are paid redemption proceeds in kind will receive a pro rata share of Virtus SGA Fund’s portfolio, which may include illiquid securities. Any securities received remain at market risk until sold. Brokerage commissions and capital gains may be incurred when converting securities received into cash. On any illiquid securities received, the investor will bear the risk of not being able to sell the securities at all.

ACCOUNT POLICIES

Account Reinstatement Privilege

Subject to Virtus SGA Fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call Virtus Mutual Fund Services at 800-243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes.

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Annual Fee on Small Accounts

To help offset the costs associated with maintaining small accounts, Virtus SGA Fund reserves the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.

The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional or the Transfer Agent.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of Virtus SGA Fund.

Uncashed Checks

If any correspondence sent by Virtus SGA Fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the Fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in Virtus SGA Fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Inactive Accounts

As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, Virtus may be required to transfer the assets to your state under the state’s abandoned property law.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor; by calling 800-243-4361; or on the Internet at virtus.com.

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•	You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class C1 Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•	Exchanges may be made by telephone (800-243-1574) or by mail (Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI to this Prospectus/Proxy Statement).

•	The exchange of shares of one fund for shares of a different fund is treated as a sale of the original fund’s shares and any gain on the transaction may be subject to federal income tax.

•	In certain circumstances, a fund, the Distributor or the Transfer Agent may enter into an agreement with a financial intermediary to permit exchanges from one class of a fund into another class of the same fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the fund, Distributor or Transfer Agent, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the fund, the Distributor or the Transfer Agent and the financial intermediary. Shareholders owning shares of a fund through accounts established directly with the Transfer Agent (i.e., not using a financial intermediary) may be permitted to exchange shares of one class of the fund into another class of the same fund, at the discretion of the fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund. Under the Code, generally if a shareholder exchanges shares from one class of a fund into another class of the same fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this paragraph.

Disruptive Trading and Market Timing

Virtus SGA Fund is not suitable for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

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Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•	dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•	an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing a fund to maintain a higher level of cash than would otherwise be the case, or causing a fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the fund may expose the fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the Acquiring Trust’s Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board of Trustees has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of the fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Virtus Mutual Fund complex, in non-Virtus funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that management believes, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

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Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund’s policies regarding excessive trading activity. The fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for the fund by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of Virtus SGA Fund may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call 800-243-4361.

INVESTOR SERVICES AND OTHER INFORMATION

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. (Complete the “Systematic Purchase” section on the application and include a voided check.)

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Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. (Complete the “Systematic Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number (800-243-1574). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing NAV on the applicable payment date, with proceeds to be mailed to you or sent through Automated Clearing House (“ACH”) to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.

Disclosure of Fund Portfolio Holdings. A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI to this Prospectus/Proxy Statement.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Virtus SGA Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the Fund’s shares.

Ask your financial advisor or visit your financial intermediary’s Web site for more information.

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COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

AB SGA Fund is a separate diversified series of the Selling Trust, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Massachusetts business trust, while Virtus SGA Fund is a separate diversified series of the Acquiring Trust, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Delaware statutory trust. The operations of the Selling Trust are governed by its Amended and Restated Declaration of Trust, and By-Laws, Board of Trustees, Massachusetts law and federal law. The Acquiring Trust is governed by its Agreement and Declaration of Trust, as amended or supplemented, and By-Laws, Board of Trustees, Delaware law and federal law. The Agreement and Declaration of Trust, as amended or supplemented, of each of the Selling Trust and the Acquiring Trust is referred to in this Prospectus/Proxy Statement as the “Declaration of Trust” and together as the “Declarations of Trust.” The Selling Trust and Acquiring Trust each is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of the Selling Trust currently consist of AB SGA Fund and 33 other mutual funds of various asset classes; the series of the Acquiring Trust currently consist of Virtus SGA Fund and 11 other mutual funds of various asset classes.

Capitalization

The beneficial interests in the Selling Trust and Acquiring Trust are each represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declarations of Trust of the Selling Trust and the Acquiring Trust each permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of AB SGA Fund are offered in five classes (A Class, C Class, Investor Class, Y Class, and Institutional Class), while Virtus SGA Fund offers four classes (Class A, Class C, Class I and Class R6 shares). Shares of the classes of AB SGA Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than sales charges and the payment of fees under AB SGA Fund’s separate Rule 12b-1 Plans for its A Class and C Class shares, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Shares of the classes of Virtus SGA Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the respective Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to a Rule 12b-1 Plan, that affect only their particular class.

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Shareholder Liability

The Selling Trust is an entity of the type commonly known as a “Massachusetts business trust.” A copy of the Selling Trust’s Declaration of Trust is on file with the Secretary of the Commonwealth of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Selling Trust. However, the Selling Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Selling Trust and provides for indemnification and reimbursement of expenses out of Selling Trust property for any shareholder held personally liable for the obligations of the Selling Trust. The Declaration of Trust also provides that the Selling Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Selling Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Selling Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.As a Delaware statutory trust, the Acquiring Trust’s operations are governed by its Declaration of Trust, as amended. A copy of the Acquiring Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, a shareholder agrees to be bound by the Acquiring Trust’s Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Acquiring Trust’s Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Acquiring Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability. To guard against this risk, the Acquiring Trust’s Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of an Acquiring Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Acquiring Trust’s business and the nature of its assets, the risk of personal liability to a Virtus SGA Fund shareholder is remote.

Shareholder Meetings and Voting Rights

Neither the Selling Trust nor the Acquiring Trust, on behalf of AB SGA Fund and Virtus SGA Fund, respectively, is required to hold annual shareholders’ meetings to elect Trustees or for other purposes. It is anticipated that neither the Selling Trust nor the Acquiring Trust will hold shareholders’ meetings unless required by law or the respective Declaration of Trust. The Selling Trust and Acquiring Trust each will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees then holding office have been elected by the shareholders of the Trust. The Boards of the Selling Trust and the Acquiring Trust each is required to call a meeting for the purpose of considering the removal of persons serving as Trustees if requested in writing to do so by the holder or holders of not less than 10% of the outstanding shares of the Trust entitled to vote. The Boards of the Selling Trust and the Acquiring Trust each will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act. Shares of the Selling Trust and the Acquiring Trust do not entitle their respective holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the respective Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees of the Selling Trust and the Acquiring Trust, shareholders of the respective Trust are entitled to one vote for each dollar of NAV (number of shares held times the NAV per share of the applicable class of the applicable Fund).

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Except when a larger quorum is required by applicable law or the Selling Trust’s or Acquiring Trust’s Declaration of Trust, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting of the Selling Trust and the Acquiring Trust, as applicable, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

Shareholders of all funds of a Trust vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Rule 12b-1 Plan for a particular class of shares), a separate vote of that Fund or class is required. Neither the Selling Trust nor the Acquiring Trust holds regular meetings of shareholders of the Funds.

Liquidation

In the event of the liquidation of either the Selling Trust or the Acquiring Trust, a Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities of the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of a Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

The Selling Trust’s Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that the Trustee or officer has not acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. However, nothing in the Selling Trust’s Declaration of Trust protects or indemnifies a Trustee or officer of the Trust against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

The Acquiring Trust’s Declaration of Trust provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Acquiring Trust’s Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

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The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust and By-Laws of the Selling Trust and Acquiring Trust, and Massachusetts, Delaware and federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Massachusetts, Delaware and federal law, as applicable, directly for more complete information.

INFORMATION CONCERNING THE MEETING AND VOTING REQUIREMENTS

This Prospectus/Proxy Statement is being sent to shareholders of AB SGA Fund in connection with a solicitation of proxies by the Trustees of the Selling Trust, to be used at the Meeting of Shareholders to be held at 2:00 p.m. Central Time, February 6, 2019, at the offices of the Selling Trust, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, and at any adjournments thereof (previously defined as the Meeting). This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of AB SGA Fund on or about December 28, 2018.

The Board of Trustees of the Selling Trust has fixed the close of business on [December 10], 2018 as the record date (the “Record Date”) for determining the shareholders of AB SGA Fund entitled to receive notice of the Meeting and to vote, and for determining the number of shares for which voting instructions may be given, with respect to the Meeting or any adjournment thereof.

In voting for the Plan, each shareholder is entitled to one vote for each dollar of NAV (number of shares held times the NAV per share of the applicable class of the applicable Fund).

Proxies may be revoked by mailing a notice of revocation to the Secretary of the Selling Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, by executing a superseding proxy by telephone or through the Internet or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

How to vote:

While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Mail:	Complete the enclosed proxy card and return it in the enclosed postage-prepaid envelope;

Internet:	Instructions for voting online at www.proxy-direct.com/SGA-30239 can be found on the enclosed proxy card; and

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Phone:	Cast your vote by automated touchtone phone at 800-337-3503 or with a proxy voting representative by calling 866-456-7938. Further details can be found on the enclosed proxy card.

If you have any questions regarding the Reorganization or the proxy card, or need assistance voting your shares, please contact Computershare, Inc., the Selling Trust’s proxy solicitor, toll-free at 866-456-7938 or the Selling Trust toll-free at 800-658-5811, option 1.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named thereon will vote the interests represented by the proxy card in accordance with the instructions marked on the returned proxy card. Proxy cards that are properly executed and returned but are not marked with voting instructions will be voted FOR the Plan and FOR any other matters deemed appropriate.

A majority of the outstanding voting shares of AB SGA Fund must be present in person or by proxy to constitute a quorum for the Meeting. Approval of the Plan will require approval as mandated under the 1940 Act, which is the lesser of: approval by 67% or more of the votes present at the meeting if the holders of more than 50% of the outstanding votes are present; or, approval by more than 50% of the outstanding voting securities.

The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name”, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) of shares represented at the Meeting as present for purposes of determining a quorum. In addition, under the rules of the NYSE, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting). Abstentions and broker non-votes have the effect of shares voted against the Plan.

In addition to the proxy solicitation by mail, representatives of the Selling Trust may solicit proxies by mail, telephone, facsimile, Internet or personal contact. Computershare, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Virtus or its affiliates. The anticipated cost of this proxy solicitation is approximately $123,000, plus expenses.

If shareholders of AB SGA Fund do not vote to approve the Plan, the Trustees of the Selling Trust will consider other possible courses of action in the best interests of AB SGA Fund and its shareholders. If sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

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A shareholder of AB SGA Fund who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Selling Trust’s Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, if the Reorganization is consummated, shareholders will be free to redeem the shares of Virtus SGA Fund that they receive in the transaction at their then-current net asset value. Shares of AB SGA Fund may be redeemed at any time prior to the Reorganization. Shareholders of AB SGA Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The Selling Trust does not hold annual shareholder meetings. If the Plan is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Selling Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Selling Trust in a reasonable period of time prior to that meeting.

The votes of the shareholders of Virtus SGA Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

The shareholders of AB SGA Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of AB SGA Fund owned as of the Record Date. As of the Record Date, the total number of shares for each share class of AB SGA Fund outstanding was as follows:

Number of Shares
A Class

C Class

Investor Class

Y Class

Institutional Class

Total

[As of the Record Date, the officers and Trustees of the Selling Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of AB SGA Fund.]

As of the Record Date, there were no outstanding shares of Virtus SGA Fund.

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Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of a Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over a Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of the Fund's expenses. As of the Record Date, the beneficial owners or record owners of more than 5% of the shares of AB SGA Fund were as follows:

Name and Address	Class	No. of Shares	% of Class of Shares of Fund Before Reorganization	% of Class of Shares of Fund After Reorganization

TAX STATUS OF DISTRIBUTIONS

Virtus SGA Fund plans to make distributions from net investment income [semiannually] and to distribute net realized capital gains, if any, at least annually.

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, which are distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, whether paid in cash or in additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Selling Trust relating to AB SGA Fund, for the year ended January 31, 2018, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

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LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Virtus SGA Fund will be passed upon by Kevin J. Carr, Esq., Secretary of the Acquiring Trust and Senior Counsel of Virtus.

ADDITIONAL INFORMATION

The Selling Trust and Acquiring Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. Text-only versions of all of the Funds’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s internet site at www.sec.gov. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the following regional offices of the SEC: Atlanta – 3475 Lenox Road, NE., Suite 1000, Atlanta, GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver – 1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia – 701 Market Street, Suite 2000, Philadelphia, PA 19106; Salt Lake City – 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104. You can obtain copies, upon payment of a duplicating fee at prescribed rates, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operations of the Public Reference Room may be obtained by calling 1-202-551-5850.

OTHER BUSINESS

The Trustees of the Selling Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF THE SELLING TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

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FINANCIAL HIGHLIGHTS

The tables below present performance of AB SGA Fund. No information is presented for Virtus SGA Fund because it has not commenced operations as of the date of this Prospectus/Proxy Statement. These tables are intended to help you understand AB SGA Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information for the fiscal periods ended January 31, 2018, 2017, 2016, 2015 and 2014 was audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, along with further detail on AB SGA Fund’s financial statements, is included in AB SGA Fund’s most recent Annual Report, which is available upon request. Following the Reorganization, Virtus SGA Fund will adopt the financial statements of AB SGA Fund.

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American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months		Year Ended January 31,				Four Months
	Ended						Ended		Year Ended
	July 31,						January 31,		September 30,
	2018		2018	2017	2016	2015	2014		2013
	(unaudited)
Net asset value, beginning of period	$20.11		$15.11	$13.79	$13.43	$13.05	$13.15		$12.04
Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.01)	0.03	0.03	0.06	0.01		(0.04	)A
Net gains on investments (both realized and unrealized)	0.14		5.65	1.84	0.56	0.72	0.15		1.36
Total income from investment operations	0.15		5.64	1.87	0.59	0.78	0.16		1.32
Less distributions:
Dividends from net investment income	-		-	-	(0.02)	(0.03)	-		-
Distributions from net realized gains	-		(0.64)	(0.55)	(0.21)	(0.37)	(0.26)		(0.21)
Total distributions	-		(0.64)	(0.55)	(0.23)	(0.40)	(0.26)		(0.21)
Net asset value, end of period	$20.26		$20.11	$15.11	$13.79	$13.43	$13.05		$13.15
Total returnB	0.75	%C	37.64%	13.66%	4.26%	5.98%	1.13	%C	11.21	%D

Ratios and supplemental data:
Net assets, end of period	$22,942,659		$15,912,971	$7,698,159	$6,219,477	$5,106,079	$4,738,199		$4,351,023
Ratios to average net assets:
Expenses, before reimbursements	1.14	%E	1.34%	2.03%	2.62%	3.82%	5.28	%E	8.00%
Expenses, net of reimbursements	0.98	%E	0.98%	0.98%	0.98%	0.98%	1.00	%E	1.75%
Net investment income (loss), before expense reimbursements	0.15	%E	(0.28)%	(0.83)%	(1.37)%	(2.41)%	(4.12	)%E	(6.56)%
Net investment income (loss), net of reimbursements	0.31	%E	0.08%	0.21%	0.27%	0.42%	0.16	%E	(0.31)%
Portfolio turnover rate	15	%C	31%	32%	39%	38%	15	%F	39%

A	The Predecessor Fund calculated the change in undistributed net investment income based on average shares outstanding during the period.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Total returns would have been lower had expenses not been waived or absorbed by the Predecessor Fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.
E	Annualized.
F	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

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American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months		Year Ended January 31,					October 4,
	Ended							2013A to
	July 31,							January 31,
	2018		2018		2017	2016	2015	2014
	(unaudited)
Net asset value, beginning of period	$20.01		$15.05		$13.75	$13.41	$13.05	$13.25
Income (loss) from investment operations:
Net investment income (loss)	0.01		0.00	B	(0.03)	0.02	0.04	0.00	B
Net gains on investments (both realized and unrealized)	0.13		5.60		1.88	0.55	0.72	0.06
Total income from investment operations	0.14		5.60		1.85	0.57	0.76	0.06
Less distributions:
Dividends from net investment income	-		-		-	(0.02)	(0.03)	-
Distributions from net realized gains	-		(0.64)		(0.55)	(0.21)	(0.37)	(0.26)
Total distributions	-		(0.64)		(0.55)	(0.23)	(0.40)	(0.26)
Net asset value, end of period	$20.15		$20.01		$15.05	$13.75	$13.41	$13.05
Total returnC	0.70	%D	37.52%		13.55%	4.12%	5.83%	0.37	%D

Ratios and supplemental data:
Net assets, end of period	$15,669,876		$5,732,352		$1,706,678	$127,585	$119,680	$105,161
Ratios to average net assets:
Expenses, before reimbursements	1.22	%E	1.40%		1.88%	2.72%	3.84%	10.23	%E
Expenses, net of reimbursements	1.08	%E	1.08%		1.07%	1.08%	1.08%	1.08	%E
Net investment income (loss), before expense reimbursements	0.05	%E	(0.37)%		(0.96)%	(1.51)%	(2.44)%	(9.09	)%E
Net investment income (loss), net of reimbursements	0.19	%E	(0.04)%		(0.15)%	0.13%	0.32%	0.06	%E
Portfolio turnover rate	15	%D	31%		32%	39%	38%	15	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

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American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months		Year Ended January 31,				October 4,
	Ended						2013A to
	July 31,						January 31,
	2018		2018	2017	2016	2015	2014
	(unaudited)
Net asset value, beginning of period	$19.75		$14.90	$13.66	$13.36	$13.03	$13.25
Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.04)	0.06	(0.04)	0.01	(0.01)
Net gains on investments (both realized and unrealized)	0.17		5.53	1.73	0.57	0.72	0.05
Total income from investment operations	0.11		5.49	1.79	0.53	0.73	0.04
Less distributions:
Dividends from net investment income	-		-	-	(0.02)	(0.03)	-
Distributions from net realized gains	-		(0.64)	(0.55)	(0.21)	(0.37)	(0.26)
Total distributions	-		(0.64)	(0.55)	(0.23)	(0.40)	(0.26)
Net asset value, end of period	$19.86		$19.75	$14.90	$13.66	$13.36	$13.03
Total returnB	0.56	%C	37.16%	13.20%	3.84%	5.60%	0.22	%C

Ratios and supplemental data:
Net assets, end of period	$11,131,939		$19,473,640	$11,414,261	$421,630	$108,458	$106,990
Ratios to average net assets:
Expenses, before reimbursements	1.37	%D	1.57%	2.05%	3.08%	5.28%	10.37	%D
Expenses, net of reimbursements	1.36	%D	1.36%	1.34%	1.36%	1.36%	1.36	%D
Net investment (loss), before expense reimbursements	(0.03	)%D	(0.50)%	(1.14)%	(2.04)%	(3.88)%	(9.22	)%D
Net investment income (loss), net of reimbursements	(0.02	)%D	(0.29)%	(0.43)%	(0.32)%	0.05%	(0.22	)%D
Portfolio turnover rate	15	%C	31%	32%	39%	38%	15	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

99

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months		Year Ended January 31,					October 4,
	Ended							2013A to
	July 31,							January 31,
	2018		2018	2017	2016	2015		2014
	(unaudited)
Net asset value, beginning of period	$19.72		$14.89	$13.65	$13.35	$13.03		$13.25
Income (loss) from investment operations:
Net investment income (loss)	0.00	B	(0.02)	0.03	(0.03)	0.00	B	0.00	B
Net gains on investments (both realized and unrealized)	0.11		5.49	1.76	0.56	0.72		0.04
Total income from investment operations	0.11		5.47	1.79	0.53	0.72		0.04
Less distributions:
Dividends from net investment income	-		-	-	(0.02)	(0.03)		-
Distributions from net realized gains	-		(0.64)	(0.55)	(0.21)	(0.37)		(0.26)
Total distributions	-		(0.64)	(0.55)	(0.23)	(0.40)		(0.26)
Net asset value, end of period	$19.83		$19.72	$14.89	$13.65	$13.35		$13.03
Total returnC	0.56	%D	37.05%	13.21%	3.84%	5.53%		0.22	%D

Ratios and supplemental data:
Net assets, end of period	$4,275,541		$3,835,023	$1,028,223	$345,107	$434,636		$362,595
Ratios to average net assets:
Expenses, before reimbursements	1.45	%E	1.72%	2.33%	3.05%	4.19%		8.22	%E
Expenses, net of reimbursements	1.38	%E	1.38%	1.38%	1.38%	1.42%		1.48	%E
Net investment (loss), before expense reimbursements	(0.14	)%E	(0.77)%	(1.22)%	(1.90)%	(2.78)%		(6.91	)%E
Net investment (loss), net of reimbursements	(0.07	)%E	(0.43)%	(0.27)%	(0.22)%	(0.01)%		(0.17	)%E
Portfolio turnover rate	15	%D	31%	32%	39%	38%		15	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

100

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months		Year Ended January 31,				October 4,
	Ended						2013A to
	July 31,						January 31,
	2018		2018	2017	2016	2015	2014
	(unaudited)
Net asset value, beginning of period	$19.04		$14.50	$13.40	$13.21	$13.00	$13.25
Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.04)	0.05	(0.12)	(0.05)	(0.04)
Net gains on investments (both realized and unrealized)	0.10		5.22	1.60	0.54	0.66	0.05
Total income from investment operations	0.03		5.18	1.65	0.42	0.61	0.01
Less distributions:
Dividends from net investment income	-		-	-	(0.02)	(0.03)	-
Distributions from net realized gains	-		(0.64)	(0.55)	(0.21)	(0.37)	(0.26)
Total distributions	-		(0.64)	(0.55)	(0.23)	(0.40)	(0.26)
Net asset value, end of period	$19.07		$19.04	$14.50	$13.40	$13.21	$13.00
Total returnB	0.16	%C	36.04%	12.41%	3.04%	4.69%	(0.01	)%C

Ratios and supplemental data:
Net assets, end of period	$2,104,471		$2,061,699	$988,762	$410,331	$393,478	$109,489
Ratios to average net assets:
Expenses, before reimbursements	2.18	%D	2.47%	3.08%	3.76%	4.77%	11.36	%D
Expenses, net of reimbursements	2.13	%D	2.13%	2.12%	2.13%	2.16%	2.23	%D
Net investment (loss), before expense reimbursements	(0.87	)%D	(1.42)%	(1.95)%	(2.51)%	(3.41)%	(10.22	)%D
Net investment (loss), net of reimbursements	(0.82	)%D	(1.08)%	(1.00)%	(0.89)%	(0.80)%	(1.09	)%D
Portfolio turnover rate	15	%C	31%	32%	39%	38%	15	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized

101

Exhibit A – Form of Agreement and Plan of Reorganization

Agreement and Plan of Reorganization

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ______day of _____2018, by and between Virtus Equity Trust, a Delaware statutory trust, on behalf of its series Virtus SGA Global Growth Fund (“Acquiring Fund”), and American Beacon Funds, a Massachusetts business trust, acting solely on behalf of its series American Beacon SGA Global Growth Fund (“Target Fund”). Virtus Investment Advisers, Inc. (“Buyer”), a Massachusetts corporation, joins this Agreement solely for purposes of paragraphs 9.2, 14, and 16.1 to 16.6. American Beacon Advisors, Inc., a Delaware corporation (“American Beacon Advisors”), joins this Agreement solely for purposes of paragraphs 8.9, 9.2, 14, and 16.1 to 16.5.

WHEREAS, the Acquiring Fund is a series of Virtus Equity Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of American Beacon Funds, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund is newly organized to hold the assets of the Target Fund;

WHEREAS, the Acquiring Fund has had only nominal assets, if any, and has carried on no business activities prior to the date first shown above and will have had only nominal assets, if any, and will have carried on no business activities prior to the consummation of this transaction described herein;

WHEREAS, Schedule A attached hereto shows the Acquiring Fund and its classes of shares of beneficial interest (no par value) (“Acquiring Fund Shares”) and the Target Fund with its classes of shares of beneficial interest (no par value) (“Target Fund Shares”);

WHEREAS, throughout this Agreement, the term “Acquiring Fund Shares” should be read to include the class of shares of Acquiring Fund and the reference to Acquiring Fund Shares in connection with the Target Fund should be read to include the class of the Acquiring Fund that corresponds to the relevant class of the Target Fund as identified on Schedule A;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

A-1

WHEREAS, the reorganization will involve Target Fund changing its identity, form, and place of organization -- by converting from a series of American Beacon Funds to a series of Virtus Equity Trust -- by (1) transferring all its assets to the Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing Target Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in Acquiring Fund and Acquiring Fund’s assumption of all of Target Fund’s Liabilities (defined below), (2) distributing those shares pro rata to Target Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”).

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of Virtus Equity Trust, including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”), has determined, with respect to the Acquiring Fund, that the acquisition of all of the property and assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of a Reorganization;

WHEREAS, the Board of Trustees of American Beacon Funds, including a majority of its members who are Independent Trustees, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer, and delivery of all of the property and assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of a Reorganization; and

WHEREAS, in this Agreement, any references to the Acquiring Fund or Target Fund taking action shall mean and include all necessary actions of Virtus Equity Trust or the American Beacon Funds, as applicable, on behalf of the Acquiring Fund or Target Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF TARGET FUND LIABILITIES BY THE ACQUIRING FUND AND TERMINATION OF THE TARGET FUND

1.1.       Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, American Beacon Funds, solely on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of the Target Fund’s Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and Virtus Equity Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares of each class equal to the number of full and fractional shares of the corresponding class of Target Fund Shares as of the time and date set forth in paragraph 3.1, and (b) to assume all Liabilities (as defined below) of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. All Acquiring Fund Shares delivered to the Target Fund in connection with the Reorganization will have any sales charge waived and any holding period for a class of Target Fund Shares will be carried over to the class of Acquiring Fund Shares for purposes of calculating any applicable contingent deferred sales charge on the redemption of that class of Acquiring Fund Shares.

A-2

1.2.       The property and assets of American Beacon Funds solely attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to, and acquired by the Virtus Equity Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund including, without limitation, all rights, receivables (including dividend, interest, and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges, and powers, that the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). Virtus Equity Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) and borne by Buyer pursuant to paragraph 9.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to Virtus Equity Trust, on behalf of the Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to Virtus Equity Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by Virtus Equity Trust on behalf of the Acquiring Fund.

1.3.       The Target Fund will use its best efforts to discharge all of its known Liabilities that are or will become due prior to the Closing Date.

1.4.       Immediately following the actions contemplated by paragraph 1.1, American Beacon Funds shall take such actions as may be necessary or appropriate to complete the termination of the Target Fund. To complete the termination of the Target Fund, American Beacon Funds, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within the share class, the class of Acquiring Fund Shares received by American Beacon Funds, solely on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel the Target Fund Shares and (c) terminate the Target Fund as a series of American Beacon Funds, in accordance with Massachusetts law. Such distribution and cancellation shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the class of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal, on a class by class basis, to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

A-3

1.5.       Ownership of Acquiring Fund Shares will be shown on the books of the transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders as shown in Schedule A.

1.6.       Any reporting responsibility of the Target Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of American Beacon Funds, solely on behalf of the Target Fund.

2.	VALUATION

2.1.       The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the applicable Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board of Trustees of American Beacon Funds that conform in valuation methodology in all material respects to those used by the Board of Trustees of Virtus Equity Trust. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of American Beacon Funds that conform in valuation methodology in all material respects to those used by Virtus Equity Trust. In the case of differences in valuation, the parties shall discuss in good faith to resolve prior to the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1.       Subject to the terms and conditions set forth herein, the Closing Date shall be _____________, 2019, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1. The Closing shall be held at the offices of Virtus Investment Advisers Inc. located at 100 Pearl Street, Hartford, CT 06103 or at such other time and/or place as the parties may agree.

A-4

3.2.       American Beacon Funds shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to the account of Virtus Equity Trust with respect to the Acquiring Fund, the Assets of the Target Fund as of the Closing Date by book entry or physical certificate, in accordance with the customary practices of the Custodian and of the securities depository, in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds or by book entry as directed by the Custodian on the Closing Date.

3.3.       American Beacon Funds shall direct DST Asset Manager Solutions, Inc., in its capacity as the transfer agent for the Target Fund (the “Transfer Agent”), to deliver to Virtus Equity Trust at the Closing a certificate of an authorized officer stating that its delivered files containing the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of American Beacon Funds, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, the Target Fund and Acquiring Fund shall deliver to the Target Fund or Acquiring Fund, as applicable, such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the Target Fund or Acquiring Fund, as applicable, or its counsel may reasonably request.

3.4.       In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of American Beacon Funds or an appropriate officer of Virtus Equity Trust, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such later dates as may be mutually agreed in writing by an authorized officer of the party.

A-5

4.	REPRESENTATIONS AND WARRANTIES

4.1.       American Beacon Funds, on behalf of the Target Fund, represents and warrants, to Virtus Equity Trust, on behalf of the Acquiring Fund, as follows:

(a)       The Target Fund is duly established as a series of American Beacon Funds, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. American Beacon Funds has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b)       American Beacon Funds is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations thereunder.

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

(d)       The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and the prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact relating to the Target Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)       On the Closing Date, American Beacon Funds, solely on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer, and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, Virtus Equity Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f)       The Target Fund is not engaged currently, and the execution, delivery, and performance of this Agreement by American Beacon Funds, solely on behalf of the Target Fund, will not result, in a material violation of Massachusetts law or of the Declaration or the bylaws of American Beacon Funds, as amended (“Bylaws”), or of any agreement, indenture, instrument, contract, lease or other undertaking to which American Beacon Funds, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by American Beacon Funds, on behalf of the Target Fund, will not result in the acceleration of any material obligation other than those described in Schedule 4.1, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which American Beacon Funds, on behalf of the Target Fund, is a party or by which it is bound.

A-6

(g)       All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. The contracts listed in Schedule 4.1 are valid, binding and enforceable obligations of the Target Fund and, to the Target Fund’s knowledge, of the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h)       No litigation or administrative proceeding or investigation before any court or governmental body is pending or, to American Beacon Funds’ knowledge, threatened against the American Beacon Funds, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. American Beacon Funds, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or American Beacon Funds’ ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i)       The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to Virtus Equity Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The unaudited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

A-7

(j)       Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k)       On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of American Beacon Funds’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)       The Target Fund is a separate series of American Beacon Funds, and is treated as a corporation separate from any and all other series of American Beacon Funds under Section 851(g) of the Code. For each taxable year of its operation ending on or prior to the Closing Date, the Target Fund has met the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code and, on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary in the case for all taxable years ending on or before the Closing Date, as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for any taxable year ending on or before the Closing Date.

(m)       All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by American Beacon Funds, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares, other than (i) rights of reinvestment of dividends and capital gains distributions of the Target Fund and (ii) rights of exchange of shares of other American Beacon Funds mutual fund shares into shares of the Target Fund.

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(n)       The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the American Beacon Funds Board, on behalf of the Target Fund, and, subject to the approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of American Beacon Funds, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)       Except as otherwise disclosed to the Acquiring Fund, the Target Fund’s representations as set forth in subparagraph (d), above, will remain true on the effective date of the Registration Statement (as defined in paragraph 5.6) and through the date of the meeting of the Target Fund Shareholders contemplated therein and on the Closing Date. The information to be furnished by American Beacon Funds for use in the Registration Statement, the proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations. .

(p)       The Target Fund is not a party to any material contract not disclosed in writing to the Acquiring Fund.

4.2.       Virtus Equity Trust, on behalf of the Acquiring Fund, represents and warrants to American Beacon Funds, on behalf of the Target Fund as follows:

(a)       The Acquiring Fund is duly established as a series of Virtus Equity Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under its Declaration of Trust, as amended and supplemented (the “Virtus Equity Trust Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. Virtus Equity Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in the jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of Virtus Equity Trust. Virtus Equity Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b)       Virtus Equity Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares to be issued in connection with the Reorganization under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

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(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

(d)       As of the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund collectively, as amended or supplemented from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)       The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by Virtus Equity Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or Virtus Equity Trust Declaration or the bylaws of Virtus Equity Trust, as amended (“Virtus Equity Trust Bylaws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which Virtus Equity Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by Virtus Equity Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which Virtus Equity Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)       No litigation or administrative proceeding or investigation before any court or governmental body is pending or, to Virtus Equity Trust’s knowledge, threatened against Virtus Equity Trust or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. Virtus Equity Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects Virtus Equity Trust’s business or Virtus Equity Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g)       The Acquiring Fund’s current prospectus and statement of additional information (true and correct copies of which have been delivered to the Target Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

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(h)       The Acquiring Fund was established in order to effect the transactions described in this Agreement and, immediately following the Reorganization, will be treated as a corporation separate from the other series of the Virtus Equity Trust under Section 851(g) of the Code. The Acquiring Fund has not previously filed a federal income tax return. However, the Acquiring Fund will timely file a federal income tax return as a “regulated investment company” for the taxable year that includes the Closing Date and will take all steps necessary to ensure that it qualifies for treatment as a “regulated investment company” under Sections 851 and 852 of the Code for that taxable year. The Acquiring Fund will have no current or accumulated earnings and profits as of the Closing Date. To the knowledge of Virtus Equity Trust, the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

(i)       All Acquiring Fund Shares will be, upon consummation of the Reorganization, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Virtus Equity Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(j)       The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of Virtus Equity Trust Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Virtus Equity Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)       The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by American Beacon Funds, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

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(l)       The Acquiring Fund currently has no assets other than de minimis assets received in connection with the issuance of one share of the Acquiring Fund to facilitate its organization, has carried on no business activities prior to the date hereof other than as necessary to facilitate its organization as a new series of Virtus Equity Trust prior to its commencement of operations, and will have carried on no other business activities prior to the consummation of the transactions described herein. Any assets held by the Acquiring Fund in connection with the facilitation of the organization of the Acquiring Fund have always been held by the Acquiring Fund in a non-interest bearing account.

(m)       The minute books and other similar records of Virtus Equity Trust as made available to the Target Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all actions taken at all meetings and by all written consents in lieu of meetings of the shareholders of Virtus Equity Trust and of the Acquiring Fund, and Virtus Equity Trust Board and committees of Virtus Equity Trust Board.

(n)       Virtus Equity Trust and the Acquiring Fund have maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects.

(o)       Virtus Equity Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

5.	COVENANTS

American Beacon Funds, solely on behalf of the Target Fund, and Virtus Equity Trust, on behalf of the Acquiring Fund, hereby further covenant as follows:

5.1.       The Target Fund and the Acquiring Fund will each operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target Fund Shares and the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable, and with respect to the Acquiring Fund, it shall be limited to such actions that are customary to the organization of a new series prior to its commencement of operations.

5.2.       American Beacon Funds will call and hold a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, American Beacon Funds shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within the share class, the class of Acquiring Fund Shares received by American Beacon Funds, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Massachusetts law and (b) terminate the Target Fund as a series of American Beacon Funds as described in paragraph 1.4. In the event that the Target Fund receives insufficient votes from shareholders, the meeting may be adjourned or postponed as permitted under American Beacon Funds’ Declaration, Bylaws, applicable law and the Proxy Statement in order to permit further solicitation of proxies.

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5.3.       The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.       American Beacon Funds, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5.       Subject to the provisions of this Agreement, American Beacon Funds, solely on behalf of the Target Fund, and Virtus Equity Trust, on behalf of the Acquiring Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.       Virtus Equity Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). American Beacon Funds, solely on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably requested by Virtus Equity Trust for the preparation of the Registration Statement.

5.7.       American Beacon Funds, solely on behalf of the Target Fund, and Virtus Equity Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable. American Beacon Funds and Virtus Equity Trust shall use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.8.       American Beacon Funds, solely on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as Virtus Equity Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm Virtus Equity Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9.       Virtus Equity Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

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5.10.       It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund shall qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

5.11.       At or before the Closing, the Acquiring Fund shall redeem all shares of the Acquiring Fund issued prior to the Closing for the price at which those shares were issued, such that the shareholders and assets of the Acquiring Fund immediately after the Closing will be the same as the shareholders and assets of the Target Fund immediately before the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN BEACON FUNDS, ON BEHALF OF THE TARGET FUND

The obligations of American Beacon Funds, solely on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at American Beacon Funds’ election, to the following conditions:

6.1.       All representations and warranties of Virtus Equity Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.       Virtus Equity Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Virtus Equity Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3.       Virtus Equity Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as American Beacon Funds may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Virtus Equity Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4.       Virtus Equity Trust, on behalf of the Acquiring Fund, shall have delivered to American Beacon Funds, on behalf of the Target Fund, a certificate executed in the name of Virtus Equity Trust, on behalf of the Acquiring Fund, by Virtus Equity Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5.       American Beacon Funds, on behalf of the Target Fund, shall have received from the transfer agent of the Acquiring Fund a certificate stating that it has received from Virtus Equity Trust the number of full and fractional Acquiring Fund Shares of the class equal in value to the value of the class of the Target Fund as of the time and date set forth in paragraph 3.1.

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7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF VIRTUS EQUITY TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of Virtus Equity Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at Virtus Equity Trust’s election, to the following conditions:

7.1.       All representations and warranties of American Beacon Funds, solely on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.       American Beacon Funds, solely on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by American Beacon Funds, solely on behalf of the Target Fund, on or before the Closing Date.

7.3.       American Beacon Funds, solely on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of American Beacon Funds solely on behalf of the Target Fund. American Beacon Funds, solely on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4.       American Beacon Funds, solely on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of American Beacon Funds, solely on behalf of the Target Fund, by American Beacon Funds’ President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of Virtus Equity Trust, the Acquiring Fund, American Beacon Funds and the Target Fund are subject to the further conditions that on or before the Closing Date:

8.1.       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Declaration, the Bylaws, and Massachusetts law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, American Beacon Funds may not waive the condition set forth in this paragraph 8.1.

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8.2.       The Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by Virtus Equity Trust Board and the Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the American Beacon Funds Board, and the party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3.       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4.       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by American Beacon Funds, solely on behalf of the Target Fund, and Virtus Equity Trust, on behalf of the Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or Target Fund.

8.5.       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6.       No litigation or administrative proceeding or investigation before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

8.7.       With respect to the Reorganization, American Beacon Funds, solely on behalf of the applicable Target Fund, and Virtus Equity Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Sullivan & Worcester LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

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(a)       The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to the Target Fund Shareholders of Acquiring Fund Shares in complete termination of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquiring Fund and the Target Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)       That no gain or loss will be recognized by the Target Fund on the transfer of the Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders;

(c)       The tax basis in the hands of the Acquiring Fund of the Assets will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

(d)       The holding period of the Assets in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized by reason of the Reorganization, will include in the instance the period during which such Assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(e)       No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets solely in exchange for Acquiring Fund shares and the assumption of the Liabilities;

(f)       No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g)       The aggregate tax basis of the Acquiring Fund Shares that the Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor; and

(h)       The Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such Target Fund Shareholder held the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange.

(i)       For purposes of section 381, the Acquiring Fund will be treated just as the Target Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Target Fund’s taxable year, the Target Fund’s tax attributes enumerated in section 381(c) will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Target Fund’s last taxable year that began before the Reorganization will be included in the Acquiring Fund’s first taxable year that ends after the Reorganization.

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The parties acknowledge that the opinion will be based on certain factual certifications made by American Beacon Funds and Virtus Equity Trust and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8.       With respect to the Target Fund, the Reorganization of the Target Fund into the Acquiring Fund and the material attributes of the Acquiring Fund, including, but not limited to, its investment management agreement, the investment subadvisory agreement, Rule 12b-1 plans, sales charges, share classes, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be substantially as described in the Proxy Statement.

8.9.       Prior to the Closing, American Beacon Advisors or an affiliate shall have arranged for insurance in favor of the American Beacon Funds Board for expenses, losses, claims, damages and liabilities that relate to periods prior to the Closing Date upon such terms as may be reasonably acceptable to the American Beacon Funds Board.

8.10.       At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraphs 8.1 and 8.7) may be jointly waived by the American Beacon Funds Board, and Virtus Equity Trust Board, if, in the judgment of the American Beacon Funds Board, such waiver will not have a material adverse effect on the interests of the Target Fund Shareholders and if, in the judgment of Virtus Equity Trust Board, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

8.11.       All of the conditions to the closing of the transactions contemplated by the Purchase shall be satisfied or waived.

9.	BROKER FEES AND EXPENSES

9.1.       Virtus Equity Trust, on behalf of the Acquiring Fund, and American Beacon Funds, solely on behalf of the Target Fund, represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.       American Beacon Funds, the Target Fund, Virtus Equity Trust and the Acquiring Fund will not bear any costs arising in connection with the transactions contemplated by this Agreement. The costs arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be “costs and expenses” associated with or related to a Reorganization as set forth in Section 5.3 of the purchase agreement dated [ ] between Buyer and American Beacon Advisors, Inc. (“Purchase Agreement”) and the responsibility for payment of all such costs shall be borne by the Buyer as set forth in the Purchase Agreement. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the Target Fund’s or Acquiring Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

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10.	ENTIRE AGREEMENT; TERMINATION AND SURVIVAL OF WARRANTIES

10.1.       Virtus Equity Trust and American Beacon Funds agree that neither has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or Target Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.       Representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

11.1.       This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of either the American Beacon Funds Board or Virtus Equity Trust Board, at any time prior to the Closing Date, if circumstances should develop that, in the sole opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or the Target Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a)       by the written consent of the parties;

(b)       by American Beacon Funds (i) following a material breach by Virtus Equity Trust of any of its representations, warranties or covenants contained in this Agreement, provided that Virtus Equity Trust shall have been given the lesser of a period of 10 business days from the date of the occurrence of such material breach or the period of time from the date of the occurrence of such material breach to 4:00P.M. Eastern time on the business day prior to the Closing Date, to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon Virtus Equity Trust or the Acquiring Fund; or

(c)       by Virtus Equity Trust (i) following a material breach by American Beacon Funds of any of its representations, warranties or covenants contained in this Agreement, provided that American Beacon Funds shall have been given the lessor of a period of 10 business days from the date of the occurrence of such material breach or the period of time from the date of the occurrence of such material breach to 4:00 P.M. Eastern time on the business day prior to the Closing Date, to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon American Beacon Funds or a Target Fund.

11.2.       If a party terminates this Agreement in accordance with this Section 11, other than a termination under Section 11.1(b) or (c) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party. In the event of a termination under Section 11.1(b) or (c) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

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11.3.       At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for Section 8) may be waived by either American Beacon Funds or Virtus Equity Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12.	AMENDMENTS

12.1.       This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of American Beacon Funds and Virtus Equity Trust; provided, however, that following the meeting of the Target Fund Shareholders called by American Beacon Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the class of Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

13.1.       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to:

To the Acquiring Funds:

Virtus Equity Trust

101 Munson Street

Greenfield, MA 01301

Attention: Counsel

To the Target Funds:

American Beacon Funds

200 East Las Colinas Blvd.

Suite 1200

Irving, TX 75039

Attention: President

with a copy to General Counsel at the same address.

Facsimile: 817-391-6131

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14.	PUBLICITY/CONFIDENTIALITY

14.1.       Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all commercially reasonable efforts to advise the other party prior to such issuance.

14.2.       Confidentiality. (a) American Beacon Funds, the Target Fund, Virtus Equity Trust, the Acquiring Fund, American Beacon Advisors, and Buyer (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, judicial, or administrative order, subpoena, discovery request, regulatory request, regulatory examination, or similar method (ii) where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement, or as otherwise disclosed in connection with this Agreement; (iii) if required by court order or decree or applicable law; (iv) if it is publicly available through no act or failure to act of such party; (v) it if was already known to such party on a non-confidential basis on the date of receipt; (vi) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)       In the event of a termination of this Agreement, American Beacon Funds, the Target Fund, Virtus Equity Trust, the Acquiring Fund, American Beacon Advisors, and Buyer agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; (v) to governmental or regulatory bodies, judicial, or administrative order, subpoena, discovery request, regulatory request, regulatory examination, or similar method or (v) if it is otherwise contemplated by this Agreement..

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15.	CONSUMMATION OF THE REORGANIZATION

15.1.       The Reorganization is contingent upon the requisite shareholder approval with respect to Reorganization and other transactions as provided for in Section 5.8 of the Purchase Agreement unless otherwise waived by an appropriate party.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

16.1.       The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.       This Agreement may be executed in any number of counterparts, any of which shall be deemed an original.

16.3.       This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4.       This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, as well as transferees of a majority of a party’s assets, whether by dividend or otherwise, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5.       Consistent with its Declaration and notwithstanding anything to the contrary contained in this Agreement or any confirmation or other document issued or delivered in connection with any Transaction, the obligations of American Beacon Funds, including any amounts owed or liabilities incurred, with respect to the Target Fund, entered into in the name or on behalf of American Beacon Funds by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of American Beacon Funds, personally, but bind only the assets of American Beacon Funds belonging to the Target Fund and not from any other assets of the American Beacon Funds, and all persons dealing with any series or funds of American Beacon Funds must look solely to the assets of Target Fund. All references to American Beacon Funds shall be understood as references to the Trust acting solely on behalf of the Target Fund. A copy of the Trust’s Declaration of Trust is on file with the Secretary of the Commonwealth of the Commonwealth of Massachusetts, and notice is hereby given that neither this Agreement nor any other Contract is binding upon any of the trustees, officers, or shareholders of the Trust individually.

16.6.       Consistent with Virtus Equity Trust Declaration, the obligations of Virtus Equity Trust with respect to the Acquiring Fund, entered into in the name or on behalf of Virtus Equity Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Virtus Equity Trust, personally, but bind only the assets of Virtus Equity Trust belonging to the Acquiring Fund, and all persons dealing with any series or funds of Virtus Equity Trust must look solely to the assets of Virtus Equity Trust belonging to such series or fund for the enforcement of any claims against Virtus Equity Trust.

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IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by its duly authorized officer.

VIRTUS EQUITY TRUST,

on behalf of Virtus SGA Global Growth Fund

By:

AMERICAN BEACON FUNDS,

solely on behalf of American Beacon SGA Global Growth Fund

By:

Solely for purposes of paragraphs 9.2, 14, and 16.1 to 16.6 of the Agreement:

VIRTUS INVESTMENT ADVISERS, INC.

By:

Solely for purposes of paragraphs 8.9, 9.2, 14, and 16.1 to 16.5 of the Agreement:

AMERICAN BEACON ADVISORS, INC.

By:

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SCHEDULE A

Target Fund American Beacon SGA Global Growth Fund	Acquiring Fund Virtus SGA Global Growth Fund
A Class	Class A
C Class	Class C
Institutional Class	Class R6
Y Class	Class R6
Investor Class	Class I

of Reorganization

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SCHEDULE 4.1

to

Agreement and Plan of Reorganization

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SCHEDULE 8.10

Virtus Fund	Class A	Class C	Class I	Class R6

Virtus SGA Global Growth Fund

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STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets and Assumption of Liabilities of

AMERICAN BEACON SGA GLOBAL GROWTH FUND

a series of

AMERICAN BEACON FUNDS

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(800) 658-5811

By and In Exchange For Shares of

VIRTUS SGA GLOBAL GROWTH FUND

a series of

VIRTUS EQUITY TRUST
c/o VP Distributors, LLC
101 Munson Street
Greenfield, Massachusetts 01301
(800) 243-1574

This Statement of Additional Information (“SAI”), dated December __, 2018, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December __, 2018 relating to the proposed (1) acquisition of all of the property and assets of American Beacon SGA Global Growth Fund (“AB SGA Fund”), a series of American Beacon Funds (the “Selling Trust”), by Virtus SGA Global Growth Fund (“Virtus SGA Fund”), a newly-organized series of Virtus Equity Trust (the “Acquiring Trust”), in exchange solely for Class A, Class C, Class I and Class R6 shares of beneficial interest, no par value, of Virtus SGA Fund (to be issued to holders of shares of AB SGA Fund) and Virtus SGA Fund’s assumption of all of the liabilities of AB SGA Fund, and (2) termination of AB SGA Fund subsequent to the distribution of shares of Virtus SGA Fund to shareholders of AB SGA Fund in complete liquidation of AB SGA Fund.

A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Selling Trust or the Acquiring Trust at the telephone numbers or addresses set forth above.

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OVERVIEW OF THE TRANSACTION

This SAI relates to the proposed (1) acquisition of all of the property and assets of AB SGA Fund, a series of the Selling Trust, by Virtus SGA Fund, a newly-organized series of the Acquiring Trust, in exchange solely for Class A, Class C, Class I, and Class R6 shares of beneficial interest, no par value, of Virtus SGA Fund (to be issued to holders of shares of AB SGA Fund) and Virtus SGA Fund’s assumption of all of the liabilities of AB SGA Fund, and (2) termination of AB SGA Fund subsequent to the distribution of shares of Virtus SGA Fund to shareholders of AB SGA Fund in complete liquidation of AB SGA Fund.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents:

1.	Prospectus of the Selling Trust relating to AB SGA Fund dated May 31, 2018, as supplemented through the date of this SAI (SEC File Nos. 033-11387 and 811-04984; SEC Accession No. 0001133228-18-003248).

2.	SAI of the Selling Trust relating to AB SGA Fund dated May 31, 2018, as supplemented through the date of this SAI (SEC File Nos. 033-11387 and 811-04984; SEC Accession No. 0001133228-18-003248).

3.	Annual Report of the Selling Trust relating to AB SGA Fund for the fiscal year ended January 31, 2018 (SEC File No. 811-04984; SEC Accession No. 0001193125-18-155731).

4.	Semi-Annual Report of the Selling Trust relating to AB SGA Fund for the six months ended July 31, 2018 (Unaudited) (SEC File No. 811-04984; SEC Accession No. 0001193125-18-294789).

PRO FORMA FINANCIAL INFORMATION

This Statement of Additional Information does not contain financial statements or pro forma financial statements for the Virtus SGA Fund because the Virtus SGA Fund will not commence operations until the consummation of the Reorganization, at which time it will assume the performance, financial and other historical information of the Predecessor Fund (defined below). In the Reorganization, the Predecessor Fund will be the accounting survivor.

ADDITIONAL INFORMATION CONCERNING VIRTUS SGA FUND

This SAI provides more detailed information about Virtus SGA Fund, including the Fund’s investment strategies, investment limitations, and investor account services and policies.

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Glossary

1933 Act	The Securities Act of 1933, as amended
1940 Act	The Investment Company Act of 1940, as amended
ACH	Automated Clearing House, a nationwide electronic money transfer system that provides for the inter-bank clearing of credit and debit transactions and for the exchange of information among participating financial institutions
Administrator	The Trust’s administrative agent, Virtus Fund Services, LLC
ADRs	American Depositary Receipts
ADSs	American Depositary Shares
Adviser	The investment adviser to the Funds, Virtus Investment Advisers, Inc.
BNY Mellon	BNY Mellon Investment Servicing (US) Inc., the sub-administrative and accounting agent and sub-transfer agent for the Funds
Board	The Board of Trustees of Virtus Equity Trust (also referred to herein as the “Trustees”)
Capital Growth Fund	Virtus KAR Capital Growth Fund
CCO	Chief Compliance Officer
CDRs	Continental Depositary Receipts (another name for EDRs)
CDSC	Contingent Deferred Sales Charge
CEA	Commodity Exchange Act, which is the U.S. law governing trading in commodity futures
CFTC	Commodity Futures Trading Commission, which is the U.S. regulator governing trading in commodity futures
Code	The Internal Revenue Code of 1986, as amended, which is the law governing U.S. federal taxes
Custodian	The custodian of the Funds’ assets, The Bank of New York Mellon
Distributor	The principal underwriter of shares of the Funds, VP Distributors, LLC
Duff & Phelps	Duff & Phelps Investment Management Co., subadviser to the Strategic Allocation Fund (international equity portion) and Tactical Allocation Fund (international equity portion)
EDRs	European Depositary Receipts (another name for CDRs)
Enhanced Core Equity Fund	Virtus Rampart Enhanced Core Equity Fund
ETFs	Exchange-traded Funds
FHFA	Federal Housing Finance Agency, an independent Federal agency that regulates FNMA, FHLMC and the twelve Federal Home Loan Banks
FHLMC	Federal Home Loan Mortgage Corporation, also known as “Freddie Mac”, which is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders
FINRA	Financial Industry Regulatory Authority, a self-regulatory organization with authority over registered broker-dealers operating in the United States, including VP Distributors
Fitch	Fitch Ratings, Inc.
FNMA	Federal National Mortgage Association, also known as “Fannie Mae”, which is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development
Funds	The series of the Trust discussed in this SAI
GDRs	Global Depositary Receipts
GICs	Guaranteed Investment Contracts
Global Growth Fund	Virtus SGA Global Growth Fund
Global Quality Dividend Fund	Virtus KAR Global Quality Dividend Fund

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GNMA	Government National Mortgage Association, also known as “Ginnie Mae”, which is a wholly-owned United States Government corporation within the Department of Housing and Urban Development
IMF	International Monetary Fund, an international organization seeking to promote international economic cooperation, international trade, employment and exchange rate stability, among other things
Independent Trustees	Those members of the Board who are not “interested persons” as defined by the 1940 Act
IRA	Individual Retirement Account
IRS	The United States Internal Revenue Service, which is the arm of the U.S. government that administers and enforces the Code
KAR	Kayne Anderson Rudnick Investment Management, LLC, subadviser to the Capital Growth Fund, Global Quality Dividend Fund, Mid-Cap Core Fund, Mid-Cap Growth Fund, Small-Cap Core Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Small-Mid Cap Core Fund, Strategic Allocation Fund (domestic equity portion) and Tactical Allocation Fund (domestic equity portion)
LIBOR	London Interbank Offering Rate, an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market
Mid-Cap Core Fund	Virtus KAR Mid-Cap Core Fund
Mid-Cap Growth Fund	Virtus KAR Mid-Cap Growth Fund
Moody’s	Moody’s Investors Service, Inc.
NAV	Net Asset Value, which is the per-share price of a Fund
Newfleet	Newfleet Asset Management, LLC, subadviser to the Strategic Allocation Fund (fixed income portion) and Tactical Allocation Fund (fixed income portion)
NYSE	New York Stock Exchange
OCC	Options Clearing Corporation, a large equity derivatives clearing corporation
PERLS	Principal Exchange Rate Linked Securities
PNX	Phoenix Life Insurance Company, which is the former parent company of Virtus Investment Partners, Inc., and certain of its corporate affiliates
Predecessor Fund	American Beacon SGA Global Growth Fund , a series of American Beacon Funds that was reorganized with and into the Virtus SGA Global Growth Fund, a series of Virtus Equity Trust on [January_____, 2019].
Prospectuses	The prospectuses for the Funds, as amended from time to time
PwC	PricewaterhouseCoopers, LLP, the independent registered public accounting firm for the Trust
Rampart	Rampart Investment Management Company, LLC, subadviser to the Enhanced Core Equity Fund
Regulations	The Treasury Regulations promulgated under the Code
RIC	Regulated Investment Company, a designation under the Code indicating a U.S.-registered investment company meeting the specifications under the Code allowing the investment company to be exempt from paying U.S. federal income taxes
S&P	Standard & Poor’s Corporation
S&P 500® Index	The Standard & Poor’s 500® Index, which is a free-float market capitalization-weighted index of 500 of the largest U.S. companies, calculated on a total return basis with dividends reinvested
SAI	This Statement of Additional Information
SEC	U.S. Securities and Exchange Commission
SGA	Sustainable Growth Advisers, LP., subadviser to the Global Growth Fund

5

SIFMA	Securities Industry and Financial Markets Association (formerly, the Bond Market Association), a financial industry trade group consisting of broker-dealers and asset managers across the United States
Small-Cap Core Fund	Virtus KAR Small-Cap Core Fund
Small-Cap Growth Fund	Virtus KAR Small-Cap Growth Fund
Small-Cap Value Fund	Virtus KAR Small-Cap Value Fund
Small-Mid Cap Core Fund	Virtus KAR Small-Mid Cap Core Fund
SMBS	Stripped Mortgage-backed Securities
Strategic Allocation Fund	Virtus Strategic Allocation Fund
Tactical Allocation Fund	Virtus Tactical Allocation Fund
Transfer Agent	The Trust’s transfer agent, Virtus Fund Services, LLC
Trust	Virtus Equity Trust
VIA	Virtus Investment Advisers, Inc., the Adviser to the Funds
Virtus	Virtus Investment Partners, Inc., which is the parent company of the Adviser, the Distributor, the Administrator/Transfer Agent, Duff & Phelps, KAR, Newfleet and Rampart
Virtus Fund Services	Virtus Fund Services, LLC, the Administrator/Transfer Agent to the Funds
Virtus Mutual Funds	The family of funds consisting of the Funds, the series of Virtus Alternative Solutions Trust, the series of Virtus Asset Trust, the series of Virtus Opportunities Trust and the series of Virtus Retirement Trust
VP Distributors	VP Distributors, LLC, the Trust's Distributor
VVIT	Virtus Variable Insurance Trust, a separate trust consisting of several series advised by VIA and distributed by VP Distributors
World Bank	International Bank for Reconstruction and Development, an international financial institution that provides loans to developing countries for capital programs

6

GENERAL INFORMATION AND HISTORY

The Trust was originally incorporated in New York in 1956, and on January 13, 1992, the Trust was reorganized as a Massachusetts business trust under the name of “National Worldwide Opportunities Fund.” It was reorganized as a Delaware statutory trust on August 17, 2000. The Trust has operated as an open-end, diversified management investment company since May 1960. From June 30, 1993 to November 18, 1998, the Trust was named “Phoenix Worldwide Opportunities Fund.” From November 18, 1998 to June 28, 2004, the Trust was named “Phoenix-Aberdeen Worldwide Opportunities Fund.” From June 28, 2004 to October 20, 2008, the Trust was named “Phoenix Equity Trust.”

The Trust’s Prospectuses describe the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective(s). The respective investment objective(s) for each Fund are non-fundamental policies of the Funds that may be changed by the Board without shareholder approval upon 60 days’ notice.

Fund Type	Fund	Investment Objective(s)
Asset Allocation	Strategic Income Fund*	The fund has investment objectives of reasonable income, long-term capital growth and conservation of capital.
	Tactical Allocation Fund*	The fund has investment objectives of capital appreciation and income.
Equity	Capital Growth Fund*	The fund has an investment objective of long-term capital growth.
	Enhanced Core Equity Fund*	The fund has investment objectives of capital appreciation and current income.
	Global Quality Dividend Fund*	The fund has an investment objective of total return, consisting of capital appreciation and current income.
	Mid-Cap Core Fund	The fund has an investment objective of long-term capital appreciation.
	Mid-Cap Growth Fund*	The fund has an investment objective of capital appreciation.
	Small-Cap Core Fund*	The fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration.
	Small-Cap Growth Fund*	The fund has an investment objective of long-term capital appreciation.
	Small-Cap Value Fund*	The fund has an investment objective of long-term capital appreciation.
	Small-Mid Cap Core Fund	The fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration.
International/Global	Global Growth Fund	The Fund’s investment objective is long-term capital appreciation.
*	Prior to October 1, 2008, these funds had “Phoenix” in their names instead of “Virtus.”

Capital Stock and Organization of the Trust

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series called Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders of the Funds. The Board will call a meeting of shareholders of a Fund when at least 10% of the outstanding shares of that Fund so request in writing. If the Board fails to call a meeting after being so notified, the shareholders may call the meeting. The Board will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

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Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Board as it determines to be fair and equitable. The Trust is not bound to recognize any transfer of shares of a Fund or class until the transfer is recorded on the Trust’s books pursuant to policies and procedures of the Transfer Agent.

As a Delaware statutory trust, the Trust’s operations are governed by its Agreement and Declaration of Trust dated August 17, 2000, as amended. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware, and a copy of the Trust’s Agreement and Declaration of Trust, as amended, has been filed with the SEC as an exhibit to the Trust’s registration statement. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability. To guard against this risk, the Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust by reason of a claim or demand relating to such person being or having been a shareholder (as opposed to such person’s acts or omissions), and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Under the Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of NAV (number of shares held times the NAV of the applicable class of the applicable Fund).

Pursuant to the Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. Pursuant to the Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund.

8

Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

Diversification of Funds

Each Fund is diversified under the 1940 Act. Each Fund also intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)

Fund Names and Investment Policies

Each of the Funds other than the Capital Growth Fund, Enhanced Core Equity Fund, Strategic Allocation Fund and Tactical Allocation Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

Portfolio Turnover

The portfolio turnover rate of each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Fund's shares by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rate for each Fund is set forth in its summary prospectus and under "Financial Highlights" in the statutory prospectus.

For the Global Quality Dividend Fund, the increase in the fund’s portfolio turnover rate from 25% for fiscal year 2016 to 119% for fiscal year 2017 was attributable to changes in the fund's investment objective and principal investment strategies which were effective February 1, 2017.

Disclosure of Portfolio Holdings

The Trustees of the Trust have adopted a policy with respect to the protection of certain non-public information which governs disclosure of the Funds’ portfolio holdings. This policy provides that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.

Divulging Fund portfolio holdings to selected third parties is permissible only when the affected party has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality.

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Public Disclosures

In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports are available on Virtus’ Web site at virtus.com. Certain Funds also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each month with a 15-day delay, while other of the Funds make such full listings available as of the end of each quarter with a 15-, 30-, 45- or 60-day delay. Portfolio holdings may be released sooner at the Administrator's discretion. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to certain Funds, the top 10 holdings and summary composition information may be reported on a one-month lag. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Trust and/or the Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policy provides that non-public disclosures of a Fund's portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information is subject to a duty of confidentiality. Federal law also prohibits recipients of non-public portfolio holdings information from trading on such information. The Administrator will consider any actual or potential conflicts of interest between Virtus and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Funds’ Board and/or the Funds’ Administrator, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	VIA	Daily, with no delay
Subadviser	Duff & Phelps	Daily, with no delay
Subadviser	KAR	Daily, with no delay
Subadviser	Newfleet	Daily, with no delay
Subadviser	Rampart	Daily, with no delay
Subadviser	SGA	Daily, with no delay
Administrator	Virtus Fund Services, LLC	Daily, with no delay
Distributor	VP Distributors, LLC	Daily, with no delay
Custodian and Security Lending Agent	The Bank of New York Mellon	Daily, with no delay
Sub-administrative and Accounting Agent and Sub-transfer Agent	BNY Mellon	Daily, with no delay
Independent Registered Public Accounting Firm	PwC	Annual Reporting Period, within 5 business days of end of reporting period
Typesetting and Printing Firm for Financial Reports	RR Donnelley & Sons Co.	Quarterly, within 15 days of end of reporting period.
Proxy Voting Service	Institutional Shareholder Services	Daily, weekly, monthly, quarterly depending on subadviser
Reconciliation System for all Funds subadvised by KAR	SS&C, Inc.	Daily

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Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Portfolio Redistribution Firms	Thomson Financial LLC	Quarterly, with 20 day delay
Performance Analytics Firm	FactSet Research Systems, Inc	Daily, with no delay
Class Action Service Provider	Financial Recovery Technologies	Daily, with no delay
Financial Consulting Firm	Rogercasey	Monthly, with four day delay
Back-end Compliance Monitoring System	Financial Tracking Technologies, LLC	Daily, with no delay

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

Public Portfolio Holdings Information

Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thomson Reuters	Various frequencies depending on the fund, which may include: Calendar quarter with a 30-day delay, fiscal quarter with a 15 day delay, fiscal quarter with a 30 day delay, fiscal quarter with a 45 day delay, fiscal quarter with a 60-day delay, monthly with a 15 day delay, and monthly with 30 day delay.
Rating Agencies	Lipper Inc. and Morningstar	Various frequencies depending on the fund, which may include: Calendar quarter with a 30-day delay, fiscal quarter with a 15 day delay, fiscal quarter with a 30 day delay, fiscal quarter with a 45 day delay, fiscal quarter with a 60-day delay, monthly with a 15 day delay, and monthly with 30 day delay.
Virtus Public Web site	Virtus Investment Partners, Inc.	Various frequencies depending on the fund, which may include: Calendar quarter with a 30-day delay, fiscal quarter with a 15 day delay, fiscal quarter with a 30 day delay, fiscal quarter with a 45 day delay, fiscal quarter with a 60-day delay, monthly with a 15 day delay, and monthly with 30 day delay.

Other Virtus Mutual Funds

In addition to the Funds of the Trust, the funds commonly referred to as “Virtus Mutual Funds” also include the series of Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Opportunities Trust and Virtus Retirement Trust. Virtus Mutual Funds are generally offered in multiple classes. The following chart shows the share classes offered by each Virtus Mutual Fund as of the date of this SAI:

Trust	Fund	Class/Shares
		A	C	C1	I	R	R6
Virtus Alternative Solutions Trust	Aviva Multi-Strategy Target Return Fund	X	X		X		X
	Duff & Phelps Select MLP and Energy Fund	X	X		X
	[KAR Long/Short Equity Fund	X	X		X		X]
	Newfleet Credit Opportunities Fund	X	X		X		X

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Trust	Fund	Class/Shares
		A	C	C1	I	R	R6
Virtus Asset Trust	Ceredex Large-Cap Value Equity Fund	X	X		X		X
	Ceredex Mid-Cap Value Equity Fund	X	X		X		X
	Ceredex Small-Cap Value Equity Fund	X	X		X
	Seix Core Bond Fund	X			X	X	X
	Seix Corporate Bond Fund	X	X		X
	Seix Floating Rate High Income Fund	X	X		X		X
	Seix Georgia Tax-Exempt Bond Fund	X			X
	Seix High Grade Municipal Bond Fund	X			X
	Seix High Income Fund	X			X	X	X
	Seix High Yield Fund	X			X	X	X
	Seix Investment Grade Tax-Exempt Bond Fund	X			X
	Seix North Carolina Tax-Exempt Bond Fund	X			X
	Seix Short-Term Bond Fund	X	X		X
	Seix Short-Term Municipal Bond Fund	X			X
	Seix Total Return Bond Fund	X			X	X	X
	Seix U.S. Government Securities Ultra-Short Bond Fund	X			X		X
	Seix U.S. Mortgage Fund	X	X		X
	Seix Ultra-Short Bond Fund	X			X
	Seix Virginia Intermediate Municipal Bond Fund	X			X
	Silvant Large-Cap Growth Stock Fund	X	X		X		X
	Silvant Small-Cap Growth Stock Fund	X	X		X
	WCM International Equity Fund	X			X		X
	Zevenbergen Innovative Growth Stock Fund	X			X

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Trust	Fund	Class/Shares
		A	C	C1	I	R	R6
Virtus Opportunities Trust	Duff & Phelps Global Infrastructure Fund	X	X		X		X
	Duff & Phelps Global Real Estate Securities Fund	X	X		X		X
	Duff & Phelps International Real Estate Securities Fund	X	X		X
	Duff & Phelps Real Estate Securities Fund	X	X		X		X
	Herzfeld Fund	X	X		X
	Horizon Wealth Masters Fund	X	X		X
	KAR Emerging Markets Small-Cap Fund	X	X		X
	KAR International Small-Cap Fund	X	X		X		X
	Newfleet Bond Fund	X	X		X		X
	Newfleet CA Tax-Exempt Bond Fund	X			X
	Newfleet High Yield Fund	X	X		X		X
	Newfleet Low Duration Income Fund	X	X		X
	Newfleet Multi-Sector Intermediate Bond Fund	X	X		X		X
	Newfleet Multi-Sector Short Term Bond Fund	X	X	X	X		X
	Newfleet Senior Floating Rate Fund	X	X		X		X
	Newfleet Tax-Exempt Bond Fund	X	X		X
	Rampart Alternatives Diversifier Fund	X	X		X
	Rampart Equity Trend Fund	X	X		X		X
	Rampart Multi-Asset Trend Fund	X	X		X
	Rampart Sector Trend Fund	X	X		X
	Vontobel Emerging Markets Opportunities Fund	X	X		X		X
	Vontobel Foreign Opportunities Fund	X	X		X		X
	Vontobel Global Opportunities Fund	X	X		X		X
	Vontobel Greater European Opportunities Fund	X	X		X
Virtus Retirement Trust	DFA Retirement Focus Fund	X			X		X
	DFA Global Sustainability Fund	X			X		X

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MORE INFORMATION ABOUT FUND INVESTMENT STRATEGIES & RELATED RISKS

The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the Funds' prospectuses. Some of the investment strategies and policies described below and in each Fund's prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain types of investments. Unless otherwise required by law or stated in this SAI, compliance with these strategies and policies will be determined immediately after the acquisition of such investments by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

Investment Technique	Description and Risks	Fund-Specific Limitations

Debt Investing	Each Fund may invest in debt, or fixed income, securities. Debt, or fixed income, securities (which include corporate bonds, commercial paper, debentures, notes, government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt securities are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the security’s maturity. Some debt securities, such as zero-coupon securities (discussed below), do not pay interest but may be sold at a deep discount from their face value.

Yields on debt securities depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt securities, while a decline in interest rates generally will increase the value of the same securities. The achievement of a Fund’s investment objective depends in part on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

Convertible Securities	A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specific price or formula. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Convertible securities may have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities often rank senior to common stock in a corporation’s capital structure and, therefore, are often viewed as entailing less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security. However, because convertible securities are often viewed by the issuer as future common stock, they are often subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock.

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Investment Technique	Description and Risks	Fund-Specific Limitations

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential, and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.

A Fund’s subadviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, the Fund may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.” (For information about debt securities rated less than investment grade, see “High-Yield/High-Risk Fixed Income Securities (Junk Bonds)” under “Debt Investing” in this section of the SAI; for additional information about ratings on debt obligations, see Appendix A to this SAI.)

Corporate Debt Securities	Each Fund may invest in debt securities issued by corporations, limited partnerships and other similar entities. A Fund’s investments in debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Fund’s subadviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Dollar-denominated Foreign Debt Securities (“Yankee Bonds”)	Each Fund may invest in “Yankee bonds”, which are dollar-denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods. (See “Foreign Investing” in this section of the SAI for additional information about investing in foreign countries.)

Duration	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Exchange-Traded Notes (ETNs)	Generally, ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risks as other instruments that use leverage in any form.

The market value of ETNs may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

High-Yield/High-Risk Fixed Income Securities (“Junk Bonds”)	Investments in securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is generally considered to be significantly greater than issuers of higher-rated securities because such securities are usually unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s NAV.

Low-rated securities often contain redemption, call or prepayment provisions which permit the issuer of the securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the NAV of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market. If a Fund experiences unexpected net redemptions, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Inverse Floating Rate Obligations	Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, the Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security’s yield, it may also increase the volatility of the security’s market value.	No Fund will invest more than 5% of its assets in inverse floaters.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Similar to other variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund holding these instruments could lose money and its NAV could decline.

Letters of Credit	Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the relevant Fund’s subadviser, are of investment quality comparable to other permitted investments of the Fund may be used for Letter of Credit-backed investments.

Loan and Debt Participations and Assignments

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When a Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments. A Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Fund’s subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

The Funds may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the relevant Fund’s subadviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

Loan participations and assignments may be illiquid and therefore subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

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Investment Technique	Description and Risks	Fund-Specific Limitations

Municipal Securities and Related Investments

Tax-exempt municipal securities are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Descriptions of some of the municipal securities and related investment types most commonly acquired by the Funds are provided below. In addition to those shown, other types of municipal investments are, or may become, available for investment by the Funds. For the purpose of each Fund’s investment restrictions set forth in this SAI, the identification of the “issuer” of a municipal security which is not a general obligation bond is made by the applicable Fund’s subadviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Municipal Bonds	Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond.

General Obligation Bonds	Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Industrial Development Bonds	Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Revenue Bonds	The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

Municipal Leases	Each Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult. The Fund’s subadviser will evaluate the credit quality of a municipal lease and whether it will be considered liquid. (See “Illiquid and Restricted Investments” in this section of the SAI for information regarding the implications of these investments being considered illiquid.)

20

Investment Technique	Description and Risks	Fund-Specific Limitations

Municipal Notes	Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes.

Bond Anticipation Notes	Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes	Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.

Revenue Anticipation Notes	Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

Tax Anticipation Notes	Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Tax-Exempt Commercial Paper	Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Participation on Creditors’ Committees	While the Funds do not invest in securities to exercise control over the securities’ issuers, each Fund may, from time to time, participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the relevant Fund to expenses such as legal fees and may deem the Fund an “insider” of the issuer for purposes of the Federal securities laws, and expose the Fund to material non-public information of the issuer, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Fund’s subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Payable in Kind (“PIK”) Bonds	PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or “in kind”, which means in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds’ distribution obligations. The market prices of PIK bonds generally are more volatile than the market prices of securities that pay interest periodically, and they are likely to respond to changes in interest rates to a greater degree than would otherwise similar bonds on which regular cash payments of interest are being made.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Ratings

The rating or quality of a debt security refers to a rating agency’s assessment of the issuer’s creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody’s, S&P or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

After a Fund purchases a debt security, the rating of that security may be reduced below the minimum rating acceptable for purchase by the Fund. A subsequent downgrade does not require the sale of the security, but the Fund’s subadviser will consider such an event in determining whether to continue to hold the obligation. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will invest in securities which are deemed by the Fund’s subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market-value risk and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Sovereign Debt	Each Fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging-market country sovereign debt involves a higher degree of risk than that of developed markets, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Brady Bonds

Each Fund may invest a portion of its assets in certain sovereign debt obligations known as “Brady Bonds.” Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Stand-by Commitments	Each Fund may purchase securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. Stand-by commitments acquired by a Fund are valued at zero in determining the Fund’s NAV. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Strip Bonds	Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds	Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Variable and Floating Rate Obligations	Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These securities may carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

The floating and variable rate obligations that the Funds may purchase include variable rate demand securities. Variable rate demand securities are variable rate securities that have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on variable rate demand securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

When a Fund purchases a floating or variable rate demand instrument, the Fund’s subadviser will monitor, on an ongoing basis, the ability of the issuer to pay principal and interest on demand. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds’ custodian subject to a sub-custodian agreement between the bank and the Funds’ custodian.

The floating and variable rate obligations that the Funds may purchase also include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund’s interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer’s creditworthiness.

A floating or variable rate instrument may be subject to a Fund’s percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days. (See “Illiquid and Restricted Securities” in this section of the SAI.)

24

Investment Technique	Description and Risks	Fund-Specific Limitations

Zero and Deferred Coupon Debt Securities	Each Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” bonds) or until maturity (“zero coupon” bonds). The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is normally initially issued at a discount from face value. Alternatively, the bond may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are generally purchased by a Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, when a Fund invests in zero or deferred coupon bonds, there is a risk that the value of the Fund’s shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in such bonds.

Even though zero and deferred coupon bonds may not pay current interest in cash, each Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, a Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements.

Derivative Investments	Each Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. Each Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

Each Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or in pursuit of its investment objective(s) and policies (to seek to enhance returns). When a Fund invests in a derivative, the risks of loss of that derivative may be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. In addition to other considerations, a Fund’s ability to use derivative instruments may be limited by tax considerations. (See “Dividends, Distributions and Taxes” in this SAI.)

Investments in derivatives may subject a Fund to special risks in addition to normal market fluctuations and other risks inherent in investment in securities. For example, a percentage of the Fund’s assets may be segregated to cover its obligations with respect to the derivative investment, which may make it more difficult for the Fund’s subadviser to meet redemption requests or other short-term obligations.

Investments in derivatives in general are also subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Commodity Interests

Certain of the derivative investment types permitted for the Funds may be considered commodity interests for purposes of the CEA and regulations approved by the CFTC. However, each Fund intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations. As a result, except as otherwise noted in the Fund Specific Limitations column to the right, each Fund has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under another CFTC regulation.

The CFTC has adopted amendments to its rules that may affect the Funds’ ability to continue to claim exclusion or exemption from regulation. If a Fund’s use of these techniques would cause the Fund to be considered a “commodity pool” under the CEA, then the Adviser would be subject to registration and regulation as the Fund’s commodity pool operator, and the Fund’s subadviser may be subject to registration and regulation as the Fund’s commodity trading advisor. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and the Fund’s use of these techniques and other instruments may be limited or restricted.

As of the date of this SAI, each Fund intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations, and each Fund has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under another CFTC regulation.

Credit-linked Notes	Credit-linked notes are derivative instruments used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle that sells credit protection through a credit default swap agreement in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the credit default swap. Should a default occur, the special purpose vehicle would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Equity-linked Derivatives	Each Fund may invest in equity-linked derivative products, the performance of which is designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or to a single stock. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the securities purchased to replicate a particular investment or that such basket will replicate the investment.

Investments in equity-linked derivatives may constitute investments in other investment companies. (See “Mutual Fund Investing” in this section of the SAI for information regarding the implications of a Fund investing in other investment companies.)

Eurodollar Instruments	The Funds may invest in Eurodollar instruments. Eurodollar instruments are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar instruments to hedge against changes in interest rates or to enhance returns.

26

Investment Technique	Description and Risks	Fund-Specific Limitations

Eurodollar obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar obligations will undergo the same type of credit analysis as domestic issuers in which a Fund invests.

Foreign Currency Forward Contracts, Futures and Options	Each Fund may engage in certain derivative foreign currency exchange and option transactions involving investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If a Fund’s subadviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the Fund may experience adverse consequences, leaving it in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Fund’s subadviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund’s ability to enter into futures contracts is also limited by the requirements of the Code for qualification as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of this SAI.)

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, a Fund may write covered put and call options on foreign currencies for the purpose of increasing its return.

A Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For certain hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

When engaging in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. (A Fund may also purchase or sell foreign currency on a spot basis, as discussed in “Foreign Currency Transactions” under “Foreign Investing” in this section of the SAI.)

27

Investment Technique	Description and Risks	Fund-Specific Limitations

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Hedging techniques do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.

A Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. In that case, the Fund receives a premium from writing a put or call option, which increases the Fund’s current return if the option expires unexercised or is closed out at a net profit. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

A Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. A Fund’s subadviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Foreign currency forward contracts, futures and options may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the relevant Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

28

Investment Technique	Description and Risks	Fund-Specific Limitations

The types of derivative foreign currency exchange transactions most commonly employed by the Funds are discussed below, although each Fund is also permitted to engage in other similar transactions to the extent consistent with the Fund’s investment limitations and restrictions.

Foreign Currency Forward Contracts	A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

A Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Foreign Currency Futures Transactions	Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies. (See “Foreign Currency Options” and “Futures Contracts and Options on Futures Contracts”, each in this sub-section of the SAI.) The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option transaction, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the net amount of the Fund’s obligation. For foreign currency futures transactions, the prescribed amount will generally be the daily value of the futures contract, marked to market.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, the Funds may invest in futures contracts under specified conditions without being regulated as commodity pools. However, under recently amended CFTC rules the Funds’ ability to maintain the exclusions/exemptions from the definition of commodity pool may be limited. (See “Commodity Interests” in this section of the SAI.)

29

Investment Technique	Description and Risks	Fund-Specific Limitations

Foreign Currency Options	A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

The value of a foreign currency option depends upon the value of the underlying currency relative to the other referenced currency. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Foreign Currency Warrants	Foreign currency warrants such as currency exchange warrants are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between two specified currencies as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants may be used to reduce the currency exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants could be considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Performance Indexed Paper	Performance indexed paper is commercial paper the yield of which is linked to certain currency exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the designated currencies as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Principal Exchange Rate Linked Securities (“PERLS”)	PERLS are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the particular currencies at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the currency to which the security is linked appreciates against the base currency, and is adversely affected by increases in the exchange value of the base currency. “Reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the base currency and adversely impacted by increases in the value of other currency. Interest payments on the securities are generally made at rates that reflect the degree of currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the currency exchange risk, or relatively lower interest rates if the issuer has assumed some of the currency exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Futures Contracts and Options on Futures Contracts	Each Fund may use interest rate, foreign currency, dividend, volatility or index futures contracts. An interest rate, foreign currency, dividend, volatility or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, dividend basket or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, and it is expected that other futures contracts will be developed and traded in the future. Interest rate and volatility futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange. Volatility futures also are traded on foreign exchanges such as Eurex. Dividend futures are also traded on foreign exchanges such as Eurex, NYSE Euronext Liffe, London Stock Exchange and the Singapore International Monetary Exchange.

A Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Except as otherwise described in this SAI, the Funds will limit their use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with Federal regulations. The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the relevant Fund.

To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option on a futures contract, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount. Generally, for cash-settled futures contracts the prescribed amount is the net amount of the Fund’s obligation, and for non-cash-settled futures contracts the prescribed about is the notional value of the reference obligation.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. A Fund’s ability to claim an exclusion or exemption from the definition of a commodity pool may be limited when the Fund invests in futures contracts. (See “Commodity Interests” in this SAI.)

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Investment Technique	Description and Risks	Fund-Specific Limitations

The requirements of the Code for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. (See the “Dividends, Distributions and Taxes” section of this SAI.)

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

The successful use of futures contracts and related options may also depend on the ability of the relevant Fund’s subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

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Investment Technique	Description and Risks	Fund-Specific Limitations

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.

Mortgage-Related and Other Asset-Backed Securities	Each Fund may purchase mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments, where applicable. For this and other reasons, an asset-backed security’s stated maturity may be different, and the security’s total return may be difficult to predict precisely.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. The longer the remaining maturity of a security the greater the effect of interest rate changes will be. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by a Fund’s subadviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” therefore is generally considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve a subadviser’s estimates of future economic parameters, which may vary from actual future values. Generally fixed income securities with longer effective durations are more responsive to interest rate fluctuations than those with shorter effective durations. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Descriptions of some of the different types of mortgage-related and other asset-backed securities most commonly acquired by the Funds are provided below. In addition to those shown, other types of mortgage-related and asset-backed investments are, or may become, available for investment by the Funds.

Collateralized Mortgage Obligations (“CMOs”)	CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

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Investment Technique	Description and Risks	Fund-Specific Limitations

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. The amount of principal payable on each monthly payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals	CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

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Investment Technique	Description and Risks	Fund-Specific Limitations

Mortgage Pass-through Securities	Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s subadviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

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Investment Technique	Description and Risks	Fund-Specific Limitations

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI by virtue of the exclusion from the test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

The Funds will take the position that privately-issued, mortgage-related securities, and other asset-backed securities, do not represent interests in any particular “industry” or group of industries. Instead, the Funds will consider the assets underlying such securities when determining the industry of such securities for purposes of the Funds’ industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Other Asset-Backed Securities	Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Stripped Mortgage-backed Securities (“SMBS”)	SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Each Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the relevant Fund’s investment objectives and policies.

Options	Each Fund may purchase or sell put and call options on securities, indices and other financial instruments. Options may relate to particular securities, foreign and domestic securities indices, financial instruments, volatility, credit default, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the OCC.

40

Investment Technique	Description and Risks	Fund-Specific Limitations

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

To the extent required to comply with SEC Release No. IC-10666, options written by a Fund will be covered and will remain covered as long as the Fund is obligated as a writer. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that a Fund buys an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.

To the extent required to comply with SEC Release No. IC-10666, when entering into an option transaction, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount. For options transactions, the prescribed amount will generally be the market value of the underlying instrument but will not be less than the exercise price.

41

Investment Technique	Description and Risks	Fund-Specific Limitations

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Options trading is a highly specialized activity that entails more complex and potentially greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

There are several other risks associated with options. For example, there are significant differences among the securities, currency, volatility, credit default and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The staff of the SEC currently takes the position that options not traded on registered domestic securities exchanges and the assets used to cover the amount of the Fund’s obligation pursuant to such options are illiquid, and are therefore subject to each Fund’s limitation on investments in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Options on Indexes and “Yield Curve” Options	Each Fund may enter into options on indexes or options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.

42

Investment Technique	Description and Risks	Fund-Specific Limitations

With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The trading of these types of options is subject to all of the risks associated with the trading of other types of options. In addition, however, yield curve options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Reset Options	In certain instances, a Fund may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by a Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where a Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Swap Agreements	Each Fund may enter into swap agreements on, among other things, interest rates, indices, securities and currency exchange rates. A Fund’s subadviser may use swaps in an attempt to obtain for the Fund a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily on the Fund’s accounting records (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.

43

Investment Technique	Description and Risks	Fund-Specific Limitations

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund’s subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. (See “Repurchase Agreements” in this section of the SAI.) Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. (See the “Dividends, Distributions and Taxes” section of this SAI.) The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants and must meet certain conditions (each pursuant to the CEA and regulations of the CFTC). However, recent CFTC rule amendments dictate that certain swap agreements be considered commodity interests for purposes of the CEA. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications of investments being considered commodity interests under the CEA.)

Recently, the SEC and the CFTC have developed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a new, comprehensive regulatory framework for swap transactions. Under the new regulations, certain swap transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. A Fund engaging in swap transactions may incur additional expenses as a result of these new regulatory requirements. The Adviser is continuing to monitor the implementation of the new regulations and to assess their impact on the Funds.

44

Investment Technique	Description and Risks	Fund-Specific Limitations

Credit Default Swap Agreements	Each Fund may enter into credit default swap agreements. A credit default swap is a bilateral financial contract in which one party (the protection buyer) pays a periodic fee in return for a contingent payment by the protection seller following a credit event of a reference issuer. The protection buyer must either sell particular obligations issued by the reference issuer for its par value (or some other designated reference or strike price) when a credit event occurs or receive a cash settlement based on the difference between the market price and such reference price. A credit event is commonly defined as bankruptcy, insolvency, receivership, material adverse restructuring of debt, or failure to meet payment obligations when due. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing; however, if an event of default occurs, the Fund receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a periodic fee throughout the term of the contract, provided there is no default event; if an event of default occurs, the Fund must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Fund as a seller, coupled with the periodic payments previously received, may be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund.

As with other swaps, when a Fund enters into a credit default swap agreement, to the extent required by applicable law and regulation the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the Fund’s net exposure under the swap (the “Segregated Assets”). Generally, the minimum cover amount for a swap agreement is the amount owed by the Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When the Fund sells protection on an individual credit default swap, upon a credit event, the Fund may be obligated to pay the cash equivalent value of the asset. Therefore, the cover amount will be the notional value of the underlying credit. With regard to selling protection on an index (CDX), as a practical matter, the Fund would not be required to pay the full notional amount of the index; therefore, only the amount owed by the Fund, if any, on a daily mark-to-market basis is required as cover.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into swap agreements only with counterparties deemed creditworthy by the Fund’s subadviser.

Equity Securities	The Funds may invest in equity securities. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.

45

Investment Technique	Description and Risks	Fund-Specific Limitations

Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.

Securities of Small and Mid Capitalization Companies	While small and medium-sized issuers in which a Fund invests may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in such companies may involve greater risks and thus may be considered speculative. For example, smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, many small and mid-capitalization company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than stocks of larger companies. The securities of small and mid-capitalization companies may also be more sensitive to market changes than the securities of larger companies. When a Fund invests in small or mid-capitalization companies, these factors may result in above-average fluctuations in the NAV of the Fund’s shares. Therefore, a Fund investing in such securities should be considered as a long-term investment and not as a vehicle for seeking short-term profits. Similarly, an investment in a Fund solely investing in such securities should not be considered a complete investment program.

Market capitalizations of companies in which the Funds invest are determined at the time of purchase.

Unseasoned Companies	As a matter of operating policy, each Fund may invest to a limited extent in securities of unseasoned companies and new issues. The Adviser regards a company as unseasoned when, for example, it is relatively new to, or not yet well established in, its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. Generally a Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years’ continuous operation (including that of predecessors).

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Investment Technique	Description and Risks	Fund-Specific Limitations

Foreign Investing	The Funds may invest in a broad range of securities of foreign issuers, including equity, debt and convertible securities and foreign government securities. The Funds may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The Funds may also invest in domestic securities denominated in foreign currencies.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Fund’s ability to buy, sell, receive or deliver the securities. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.

The Trust may use an eligible foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

47

Investment Technique	Description and Risks	Fund-Specific Limitations

Settlement procedures relating to the Funds’ investments in foreign securities and to the Funds’ foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Funds’ domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

Depositary Receipts	Each Fund permitted to hold foreign securities may also hold ADRs, ADSs, GDRs and EDRs. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund’s investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign securities.

Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values generally depend on the performance of a foreign security denominated in its home currency. (The risks of foreign investing are addressed above in this section of the SAI under the heading “Foreign Investing.”) In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as Rule 144A securities which may make them more difficult and costly to sell. (For information about Rule 144A securities, see “Illiquid and Restricted Securities” in this section of the SAI.)

Emerging Market Securities	The Funds may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by the adviser to be an emerging market as defined above.

48

Investment Technique	Description and Risks	Fund-Specific Limitations

Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically dependent on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While a Fund’s subadviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, a country could impose temporary restrictions on foreign capital remittances, whether because deterioration occurs in an emerging market’s balance of payments or for other reasons. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Foreign Currency Transactions	When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Further, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

49

Investment Technique	Description and Risks	Fund-Specific Limitations

As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Fund’s subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the Fund’s subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. A Fund may hold foreign currency in anticipation of purchasing foreign securities.

A Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Fund’s subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

When a Fund effects foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, the Fund incurs expenses in converting assets from one currency to another. A Fund may also effect other types of foreign currency exchange transactions, which have their own risks and costs. For information about such transactions, please see “Foreign Currency Forward Contracts, Futures and Options” under “Derivatives” in this section of the SAI.

Foreign Investment Companies	Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. For additional information, see “Mutual Fund Investing” in this section of the SAI.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Privatizations	The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Funding Agreements	Each Fund may invest in funding agreements, which are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid and will therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Funding agreements are regulated by the state insurance board of the state where they are executed.

Guaranteed Investment Contracts	Each Fund may invest in GICs issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. Therefore, these investments may be deemed to be illiquid, in which case they will be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Illiquid and Restricted Securities	Each Fund may invest up to 15% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such securities may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.	The Small-Cap Core Fund may not invest, in the aggregate, more than 10% of net assets in illiquid securities.

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Fund’s subadviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

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Investment Technique	Description and Risks	Fund-Specific Limitations

The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

Although the securities described in this section generally will be considered illiquid, a security’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security and therefore these securities may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to each Fund’s subadviser the day-to-day determination of the liquidity of such securities in the respective Fund’s portfolio, although they have retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Trustees have directed the subadvisers to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) availability of market quotations; and (iv) other permissible factors. The Trustees monitor implementation of the guidelines on a periodic basis.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the relevant Fund’s subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund holding them to decline. A security that is determined by a Fund’s subadviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.

Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

Leverage	Each Fund may employ investment techniques that create leverage, either by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Investment Technique	Description and Risks	Fund-Specific Limitations

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a mutual fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and stand-by commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices (additional discussion about a number of these transactions can be found throughout this section of the SAI). As a result, when a Fund enters into such transactions the transactions may be subject to the same requirements and restrictions as borrowing. (See “Borrowing” below for additional information.)

The following are some of the Funds’ permitted investment techniques that are generally viewed as creating leverage for the Funds.

Borrowing	A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Mortgage “Dollar-Roll” Transactions	Each Fund may enter into mortgage “dollar-roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee. If the income and capital gains from the Fund’s investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar roll.

Dollar-roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Fund’s subadviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Reverse Repurchase Agreements	Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.

Because reverse repurchase agreements are considered borrowing under the 1940 Act, while a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that the Fund’s subadviser deems creditworthy, but such investments are still subject to the risks of leverage discussed above.

Master Limited Partnerships (“MLP”)	An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. There are also certain tax risks associated with investment in MLPs. The benefit derived from a Fund’s investment in MLPs is somewhat dependent on the MLP being treated as a partnership for federal income tax purposes, so any change to this status would adversely affect the price of MLP units. Historically, a substantial portion of the gross taxable income of MLPs has been offset by tax losses and deductions reducing gross income received by investors, and any change to these tax rules would adversely affect the price of an MLP unit. Certain MLPs may trade less frequently than other securities, and those with limited trading volumes may display volatile or erratic price movements.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Money Market Instruments	Each Fund may invest in money market instruments, which are high-quality short-term investments. The types of money market instruments most commonly acquired by the Funds are discussed below, although each Fund is also permitted to invest in other types of money market instruments to the extent consistent with the Fund’s investment limitations and restrictions.

Banker's Acceptances	A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Certificates of Deposit	Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution. They generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund’s yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

Commercial Paper	Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks	The money market instruments in which the Funds may invest include negotiable certificates of deposit, bankers’ acceptances and time deposits of foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. For the purposes of each Fund’s investment policies with respect to money market instruments, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Time Deposits	Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Obligations	Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, FNMA, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Mutual Fund Investing	Each Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act.

Investment companies in which the Fund may invest may include ETFs. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An index-based ETF will invest in all of the securities included in the index, a representative sample of the securities included in the index, or other investments expected to produce returns substantially similar to that of the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a frequent basis.

In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 NAV per share.

In certain countries, investments by the Funds may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. (See “Foreign Investment Companies” under “Foreign Investing” in this section of the SAI.)

Under the 1940 Act, a Fund generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a Fund may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to exemptive rules adopted and/or orders granted by the SEC. The SEC has adopted exemptive rules to permit funds of funds to exceed these limits when complying with certain conditions, which differ depending upon whether the funds in which a fund of funds invests are affiliated or unaffiliated with the fund of funds. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the statutory limitations discussed above, subject to certain conditions. The Funds may rely on these exemptive rules and/or orders to invest in affiliated or unaffiliated mutual funds and/or unaffiliated ETFs. In addition to this, the Trust has obtained exemptive relief permitting the Funds to exceed the limitations with respect to investments in affiliated and unaffiliated funds that are not themselves funds of funds, subject to certain conditions.

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Investment Technique	Description and Risks	Fund-Specific Limitations

The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest, although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring a Fund to invest a percentage of its assets in a certain type of investments (e.g., stocks of small capitalization companies), the Fund generally will look through an investment company in which it invests, to categorize the investment company in accordance with the types of investments the investment company holds.

Certain investment companies in which the Funds may invest may be considered commodity pools under the CEA and applicable CFTC regulations. If a Fund invests in such an investment company, the Fund will be required to treat some or all of its holding of the investment company’s shares as a commodity interest for the purposes of determining whether the Fund is qualified to claim exclusion or exemption from regulation by the CFTC. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications to the Funds of investing in commodity interests.)

Investors in each Fund should recognize that when a Fund invests in another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investment Trusts (REITs)	Each Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:
• Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.
• Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
• Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

REITs are structured similarly to closed-end investment companies in that they are essentially holding companies. An investor should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the underlying REITs. (See “Mutual Fund Investing” in this section of the SAI.)

Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The risks associated with REITs are similar to those associated with the direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

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Investment Technique	Description and Risks	Fund-Specific Limitations

Equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of the SAI.)

Repurchase Agreements

Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed-upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security.

A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.

Repurchase agreements of more than seven days’ duration are subject to each Fund’s limitation on investments in illiquid securities, which means that no more than 15% of the market value of a Fund’s total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.

Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the relevant Fund’s subadviser to be creditworthy. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction. The Fund also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights.

Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time.

Securities Lending	Subject to certain investment restrictions, each Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

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Investment Technique	Description and Risks	Fund-Specific Limitations

A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

No Fund will lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Short Sales	Each Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.	The Small-Cap Core Fund may not engage in naked short sales. (Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.).

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If a Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.

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Investment Technique	Description and Risks	Fund-Specific Limitations

When a Fund sells securities short, to the extent required by applicable law and regulation the Fund will “cover” the short sale, which generally means that the Fund will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the securities sold short, reduced by any amount deposited as margin. Alternatively, the Fund may “cover” a short sale by (a) owning the underlying securities, (b) owning securities currently convertible into the underlying securities at an exercise price equal to or less than the current market price of the underlying securities, or (c) owning a purchased call option on the underlying securities with an exercise price equal to or less than the price at which the underlying securities were sold short.

Special Situations	Each Fund may invest in special situations that the Fund’s subadviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

A special situation arises when, in the opinion of the Fund’s subadviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Temporary Investments	When business or financial conditions warrant, each Fund may assume a temporary defensive position by investing in money-market instruments, including obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. (See “Money Market Instruments” in this section of the SAI for more information about these types of investments.)

For temporary defensive purposes, during periods in which a Fund’s subadviser believes adverse changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that the Fund’s subadviser believes to be of high quality (i.e., subject to relatively low risk of loss of interest or principal). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s or S&P (i.e., rated at least A).

Warrants or Rights to Purchase Securities	Each Fund may invest in or acquire warrants or rights to purchase equity or fixed income securities at a specified price during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s subadviser for inclusion in the Fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. (See “Options” in this section of the SAI for information about call options.)

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Investment Technique	Description and Risks	Fund-Specific Limitations

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. However, unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund holding such warrants to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. (See “Options” in this section of the SAI for information about index options.) Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued and Delayed Delivery Transactions	Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

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Investment Technique	Description and Risks	Fund-Specific Limitations

When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the agreement date. However, the Fund will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous and could cause the Fund to incur expenses associated with unwinding the transaction.

When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.

The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations

Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

With respect to all of the Funds, except as noted, each Fund may not:

(1)	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

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(2)	Purchase securities if, after giving effect to the purchase, more than 25% of its respective total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities). The limitation does not prohibit any Fund (each, a “Fund of Funds”) from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, and the limitation does not apply to the purchase of investment company shares by any such Fund of Funds. For purposes of determining the amount of each Fund’s total assets invested in the securities of one or more issuers conducting their principal business activities in the same industry, as of the date of this SAI the Funds of Funds will not look through to the securities held by any underlying exchange-traded funds (“ETFs”), unaffiliated mutual funds and/or closed-end funds in which such Funds invest.

(3)	Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4)	Issue “senior securities” in contravention of the 1940 Act. Activities permitted by exemptive orders or staff interpretations of the SEC shall not be deemed to be prohibited by this restriction.

(5)	Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6)	Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7)	Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8)	Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

Except with respect to investment restriction (3) above, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

Non-Fundamental Investment Restrictions (Small-Cap Core Fund only)

The Trustees have adopted the following additional investment restrictions for the Small-Cap Core Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a)	purchase or write put, call, straddle or spread options except as described in the Prospectus or SAI;

(b)	make short sales (except covered or “against the box” short sales) or purchases on margin, except that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of its portfolio securities and, as required in connection with permissible options, futures, short selling and leveraging activities as described elsewhere in the Prospectus and SAI;

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(c)	mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements, dollar roll transactions, short sales, financial options and other hedging activities);

(d)	purchase the securities of any company for the purpose of exercising management or control (but this restriction shall not restrict the voting of any proxy);

(e)	purchase more than 10% of the outstanding voting securities of any one issuer;

(f)	purchase the securities of other investment companies, except as permitted by the 1940 Act and except as otherwise provided in the Prospectus (the Fund reserves the right to invest all of its assets in shares of another investment company);

(g)	participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

(h)	invest, in the aggregate, more than 10% of its net assets in illiquid securities;

(i)	invest more than 5% of its net assets in indexed securities.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board is responsible for the overall supervision of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities, and performs the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law. The officers, who administer the Funds’ daily operations, are appointed by the Board and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trust has no employees.

Unless otherwise noted, each Trustee of the Trust also serves as a Trustee of other Virtus Mutual Funds and the address of each individual is 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees*

Number of
Portfolios
in Fund
Complex
	Length of	Overseen	Principal Occupation(s) During Past	Other Directorships Held by Trustee
Name and Year of Birth	Time Served	by Trustee	5 Years	During Past 5 Years
Brown, Thomas J. YOB: 1945	Served since 2016.	[74]	Retired	Trustee (since 2016), Virtus Mutual Fund Family ([61] portfolios) and Virtus Alternative Solutions Trust ([4] portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).

Burke, Donald C. YOB: 1960	Served since 2016.	[78]	Retired.	Trustee (since 2016), Virtus Mutual Fund Family ([61] portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust ([4] portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

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Number of
Portfolios
in Fund
Complex
	Length of	Overseen	Principal Occupation(s) During Past	Other Directorships Held by Trustee
Name and Year of Birth	Time Served	by Trustee	5 Years	During Past 5 Years
Gelfenbien, Roger A. YOB: 1943	Served since 2016.	[74]	Retired.	Trustee (since 2016), Virtus Mutual Fund Family ([61] portfolios) and Virtus Alternative Solutions Trust ([4] portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).

Harris, Sidney E. YOB: 1949	Served since 2017	[74]	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2017), Virtus Mutual Fund Family ([61] portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust ([4] portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

Mallin, John R. YOB: 1950	Served since 2016.	[74]	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2016), Virtus Mutual Fund Family ([61] portfolios) and Virtus Alternative Solutions Trust ([4] portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).

McClellan, Hassell H. YOB: 1945	Served since 2015.	[74]	Retired (since 2013). Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust ([4] portfolios); Trustee (since 2015), Virtus Mutual Fund Family ([61] portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (9 portfolios).

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		Number of
		Portfolios
		in Fund
		Complex
	Length of	Overseen	Principal Occupation(s) During Past	Other Directorships Held by Trustee
Name and Year of Birth	Time Served	by Trustee	5 Years	During Past 5 Years
McDaniel, Connie D. YOB: 1958	Served since 2017	[74]	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2017), Virtus Mutual Fund Family ([61] portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

McLouglin, Philip Chairman YOB: 1946	Served since 1993.	82	Retired	Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust ([4] portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family ([61] portfolios).

McNamara, Geraldine M. YOB: 1951	Served since 2001.	78	Retired.	Trustee (since 2016), Virtus Alternative Solutions Trust ([4] portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family ([61] portfolios).

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		Number of
		Portfolios
		in Fund
		Complex
	Length of	Overseen	Principal Occupation(s) During Past	Other Directorships Held by Trustee
Name and Year of Birth	Time Served	by Trustee	5 Years	During Past 5 Years
Oates, James M. YOB: 1946	Served since 1993.	78	Managing Director (since 1994), Wydown Group (consulting firm).	Director (since 2016), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund; Trustee (since 2016), Virtus Variable Insurance Trust (9 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust ([4] portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairperson (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family ([61] portfolios).

Segerson, Richard E. YOB: 1946	Served since 1983.	74	Retired. Managing Director (1998 to 2013), Northway Management Company.	Trustee (since 2016), Virtus Alternative Solutions Trust ([4] portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family ([61] portfolios).

*Those Trustees listed as “Independent Trustees” are not “interested persons” of the Trust, as that term is defined in the 1940 Act.

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Interested Trustee

		Number of
		Portfolios
		in Fund
		Complex
	Length of	Overseen	Principal Occupation(s) During Past	Other Directorships Held by Trustee
Name and Year of Birth	Time Served	by Trustee	5 Years	During Past 5 Years
Aylward, George R. YOB: 1964	Served since 2006.	80	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Chairman and Trustee (since 2015), Virtus ETF Trust II (2 funds); Trustee and President (since 2013), Virtus Alternative Solutions Trust ([4] portfolios); Director (since 2013), Virtus Global Funds, PLC (3 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family ([61] portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

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Officers of the Trust Who Are Not Trustees

Position(s) Held with the
Name, Address and Year of	Trust and Length of Time
Birth	Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), and Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), and Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), and Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), and Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), Vice President (2005 to 2013), and Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), and Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President and Assistant Secretary (since 2017), Assistant Secretary (2013 to 2017), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select Energy MLP Fund Inc.; and Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.

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Position(s) Held with the
Name, Address and Year of	Trust and Length of Time
Birth	Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), and Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), and Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), and Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Leadership Structure and the Board of Trustees

The Board is currently composed of 12 trustees, including 11 Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

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The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Board has established several standing committees to oversee particular aspects of the Funds’ management. The members of each Committee are set forth below:

The Audit Committee

The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are Thomas J. Brown, Chairperson, Donald C. Burke, Roger A. Gelfenbien, Connie D. McDaniel and Richard E. Segerson. The Committee met [four] times during the Trust’s fiscal year ended September 30, 2018.

The Compliance Committee

The Compliance Committee is responsible for overseeing the Funds’ compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Funds’ officers, including the Funds’ CCO, the Funds’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee is composed entirely of Independent Trustees; its members are Hassell H. McClellan, Chairperson, Sidney E. Harris, John R. Mallin, Geraldine M. McNamara, and James M. Oates. The Committee met [four] times during the Trust's fiscal year ended September 30, 2018.

The Executive Committee

The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees; its members are Philip R. McLoughlin, Chairperson, Thomas J. Brown, Hassell H. McClellan and James M. Oates. The Executive Committee did not meet during the Trust's fiscal year ended September 30, 2018.

The Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Philip R. McLoughlin and Geraldine M. McNamara. The Committee met [four] times during the Trust’s fiscal year ended September 30, 2018.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

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The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the Trust’s secretary. Any shareholder nominee recommendations should be sent to the attention of the committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

In addition to the information set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Funds’ subadvisers, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Thomas J. Brown

Mr. Brown, currently retired, was employed in senior business and accounting roles with financial services companies for over twenty-five years, and he has over sixteen years of experience as a director/trustee of unaffiliated funds. Mr. Brown is also a trustee of several other open-end funds managed by the Adviser.

Donald C. Burke

Mr. Burke, currently retired, has extensive experience with mutual funds, including as president and Chief Executive Officer of a major fund complex, and subsequently as an independent trustee of another major fund complex. He also has extensive knowledge of the utility industry, derived from his service on the board of a public company involved in the production, transmission and distribution of energy. He is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Roger A. Gelfenbien

Mr. Gelfenbien, currently retired, was employed as an accountant and consultant in the financial services sector for over thirty years, as well as having over eleven years’ experience with an unaffiliated fund as a director. Mr. Gelfenbien is also a trustee of several other open-end funds managed by the Adviser.

Sidney E. Harris

Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is currently Professor and Dean Emeritus at the J. Mack Robinson College of Business at Georgia State University. He has been affiliated with the J. Mack Robinson College of Business since 1997, serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris is a Director of Total System Services, Inc. He serves on the Board of Directors of KIPP Metro Atlanta and is Chairman of the International University of the Grand-Bassam (IUGB) Foundation.

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John R. Mallin

Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by the Adviser.

Hassell H. McClellan

Mr. McClellan, currently retired, has extensive business experience in advising and consulting with companies to improve the companies’ management and operations, as well as serving as a business educator at several colleges. Mr. McClellan also has over twelve years of experience as a director of unaffiliated funds. Mr. McClellan is also a trustee of several other open-end funds managed by the Adviser.

Connie D. McDaniel

Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel is also a Director of Total System Services, Inc. and currently serves as Chair of the Georgia State University Robinson College of Business Board of Advisors.

Philip R. McLoughlin

Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm's advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company's mutual funds and closed-end funds, and had direct oversight responsibility for the funds' portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

James M. Oates

Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Trust. Mr. Oates is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

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Richard E. Segerson

Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 30 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders. Mr. Segerson is also a trustee of several other open-end funds managed by the Adviser.

Board Oversight of Risk Management

As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, Transfer Agent, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, subadvisers, Distributor, Administrator, Transfer Agent, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Funds’ subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and the other funds in the Virtus Mutual Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Fund Holdings as of December 31, 2017

As of December 31, 2017, the Trustees beneficially owned shares of the Funds as set forth in the table below.

Independent Trustees	Dollar Range of Equity Securities in a Fund of the Trust (1)	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies(1)
Thomas J. Brown	Enhanced Core Equity Fund – $50,001- $100,000	Over $100,000
Small-Cap Growth Fund – $10,001-$50,000
Small-Cap Value Fund – $10,001-$50,000

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Aggregate Dollar Range of Trustee
Ownership in all Funds Overseen by
Trustee in Family of Investment
Independent Trustees	Dollar Range of Equity Securities in a Fund of the Trust (1)	Companies(1)
Donald C. Burke	Enhanced Core Equity Fund – $1- $10,000	Over $100,000
Mid-Cap Core Fund – $1- $10,000
Small-Cap Growth Fund – $1- $10,000
Small-Cap Value Fund – $1- $10,000
Roger A. Gelfenbien	None	None
Sidney E. Harris(2)	Small-Cap Growth Fund – $50,001-$100,000	Over $100,000
John R. Mallin	None	Over $100,000
Hassell H. McClellan	None	None
Connie D. McDaniel(2)	None	Over $100,000
Philip McLoughlin	Capital Growth Fund – $50,001-$100,000	Over $100,000
Global Quality Dividend Fund – $10,001-$50,000
Small-Cap Value Fund – $50,001-$100,000
Geraldine M. McNamara	Small-Cap Core Fund – $50,001-$100,000	Over $100,000
James M. Oates	Capital Growth Fund Over – $100,000	Over $100,000
Small-Cap Growth Fund Over – $100,000
Small-Cap Value Fund Over – $100,000
Richard E. Segerson	None	Over $100,000
Interested Trustee
George R. Aylward	Global Quality Dividend Fund – $1-$10,000	Over $100,000

(1)	Holdings exclude any exposure through the Deferred Compensation Plan, which may be counted towards the Trustee Ownership Policy but are not considered ownership for any other purpose.
(2)	Became a trustee effective July 17, 2017.

[As of _______, 2018, the Trustees and Officers of the Trust as a whole owned less than 1% of the outstanding shares of any of the Funds or their classes. ]

Trustee Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal period ended [September 30, 2018], the current Trustees received the following compensation:

Independent Trustees	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees
Thomas J. Brown	[$12,249	$140,394 (87 Funds)
Donald C. Burke	$11,159	$174,272 (91 Funds)
Roger A. Gelfenbien	$11,159	$127,894 (87 Funds)
Sidney E. Harris*	$11,879	$136,086 (87 Funds)
John R. Mallin	$11,159	$127,894 (87 Funds)
Hassell H. McClellan	$13,775	$157,894 (87 Funds)
Connie D. McDaniel*	$10,286	$117,825 (87 Funds)
Philip R. McLoughlin	$20,315	$356,144 (95 Funds)
Geraldine M. McNamara	$12,903	$194,272 (91 Funds)
James M. Oates	$11,813	$204,144 (91 Funds)
Richard E. Segerson	$11,159	$127,894 (87 Funds)]
Interested Trustee
George R. Aylward	None	None

*       Became a trustee effective July 17, 2017.

Sales Loads

The Trust’s Trustees are permitted to invest in Class I shares of each Fund without initial or subsequent minimum investment requirements. Class I shares do not carry a sales load.

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Code of Ethics

The Trust, its Adviser, subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Proxy Voting Policies

The Trust has adopted a Policy Regarding Proxy Voting (the "Policy") stating the Trust’s intention for the Funds to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds or their voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds or their voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing a Fund is responsible for voting proxies for such Fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected Fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the Funds both are designed to further the best economic interests of the affected Fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Funds and their voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Funds, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Trust (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected Fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Trust.

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The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policies and procedures followed by each subadviser to the Funds in voting proxies for their respective Funds.

Capital Growth Fund, Global Quality Dividend Fund, Mid-Cap Core Fund, Mid-Cap Growth Fund, Small-Cap Core Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Small-Mid Cap Core Fund, Strategic Allocation Fund (domestic equity portion) and Tactical Allocation Fund (domestic equity portion)

KAR has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients including the Funds, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The principles for voting proxies are as follows:

1.	The firm votes all proxies to, in its opinion, maximize shareholder value, which is defined as long-term value through dividend and price appreciation. In addition, the firm’s investment philosophy is to purchase “Quality” companies for the portfolios of its clients. One of the four main criteria for “Quality” is excellence in management. Hence, the firm tends to vote non-shareholder-value issues in alignment with management’s recommendations, if there is no conflict with shareholder value. For example, “Poison Pills” and other anti-takeover measures are not supported, even if recommended by management.

2.	To assist in analyzing proxies, KAR subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of its investment clients, KAR will override an ISS recommendation. Two members of KAR’s Risk and Compliance Committee can approve an override. Additionally, KAR utilizes ISS to vote proxies on its behalf, per the guidelines discussed above.

3.	Absent any special circumstance, ISS Proxy Voting Guidelines are followed when voting proxies.

4.	KAR can occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. KAR and its employees can also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If, at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to KAR’s Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality.

KAR’s Proxy Voting Policy and the ISS Proxy Voting Guidelines are posted on the public section of KAR’s website, www.kayne.com.

Enhanced Core Equity Fund

Rampart has adopted proxy voting policies, procedures and guidelines (“Guidelines”) in an effort to ensure proxies are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. Proxies of the Funds will be voted subject to the Funds’ Policy and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the Funds. Any Rampart representative identifying a conflict of interest in voting a proxy is required to immediately report the conflict of interest to Rampart’s CCO who will determine a course of action.

Rampart’s Guidelines allow Rampart to utilize a qualified, non-affiliated third party vendor to review proxies and make voting recommendations on behalf of Rampart’s clients consistent with the Guidelines.

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Rampart may choose not to vote proxies in certain situations or for certain accounts, such as but not limited to the following:

•	When Rampart deems the cost of voting would exceed any anticipated benefit to the respective client(s);

•	When a proxy is received for a security Rampart no longer manages (i.e., Rampart has previously sold the entire position); and/or

•	When the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security.

A complete copy of Rampart’s Proxy Voting Guidelines is available by sending a written request to Rampart Investment Management Company, LLC, Attn: Chief Compliance Officer, 100 Pearl Street, Hartford, CT 06103. Email requests may be sent to: james.sena@virtus.com.

Global Growth Fund

[To Come]

Strategic Allocation Fund (international equity portion) and Tactical Allocation Fund (international equity portion)

Duff & Phelps has adopted pre-determined proxy voting guidelines (the “Guidelines”) in an effort to ensure shares are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. The Guidelines allow Duff & Phelps to utilize a qualified, non-affiliated third party vendor to assist in the review of proxy proposals and making of voting recommendations on behalf of clients consistent with the Guidelines and Duff & Phelps’ clients’ proxy voting guidelines including the Policy, or as determined to be in the best economic interest of Duff & Phelps’ clients.

Duff & Phelps has procedures in place to address conflicts of interest or potential conflicts of interest relating to proxy proposals. Generally, where the Guidelines outline a voting position, either as for or against such proxy proposal, voting will be according to either the Guidelines or the third party vendor’s policies. When the Guidelines outline a voting position to be determined on a case-by-case basis, or the Guidelines do not list them, then Duff & Phelps will choose to vote the proxy according to either the voting recommendation of a non-affiliated third party vendor or pursuant to client direction. The method selected will depend on the facts and circumstances of each situation as well as requirements of applicable law.

Duff & Phelps may choose not to vote proxies in certain situations or for certain accounts, such as when:

•	it deems the cost of voting to exceed any anticipated benefit to client;

•	a proxy is received for a security it no longer manages due to the entire position being sold; or

•	exercising voting rights could restrict the ability of the portfolio manager to freely trade the security.

Duff & Phelps may also not be able to vote proxies for any client account that participates in securities lending programs or UMA/MDP.

A complete copy of Duff & Phelps’ current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Duff & Phelps Investment Management Co., Attn: Compliance, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

Strategic Allocation Fund (fixed income portion) and Tactical Allocation Fund (fixed income portion)

Although the nature of Newfleet’s portfolios is such that ballots are rarely required, Newfleet has adopted pre-determined proxy voting guidelines (the “Guidelines”) to make every effort to ensure the manner in which shares are voted is in the best interest of its clients and the value of the investment. Under the Guidelines, Newfleet sometimes delegates to a non-affiliated third party vendor the responsibility to review proxy proposals and make voting recommendations on behalf of Newfleet. Newfleet may also vote a proxy contrary to the Guidelines if it determines that such action in the best interest of its clients including the Fund.

A complete copy of Newfleet’s current Proxy Voting Policies & Procedures is available by sending a written request to Newfleet Asset Management, LLC, Attn: Compliance Department, 100 Pearl Street, Hartford, CT 06103. Email requests may be sent to: Laura.Krajewski@virtus.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [              ] , 2018, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class, or 25% or more of the outstanding shares of all classes, of the Funds or the Predecessor Fund included in this SAI are shown in Appendix B — Control Persons and Principal Shareholders.

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The investment adviser to each of the Funds is Virtus Investment Advisers, Inc., located at 100 Pearl Street, Hartford, Connecticut 06103. VIA, an indirect, wholly-owned subsidiary of Virtus, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of September 30, 2018, VIA had approximately $[ ] billion in assets under management.

Investment Advisory Agreement and Expense Limitation Agreement

The investment advisory agreement, approved by the Board, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, leverage expenses, acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of VIA or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by VP Distributors under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.

For managing, or directing the management of, the investments of each fund, VIA is entitled to a fee, payable monthly, at the following annual rates as calculated on the value of each Fund’s average daily net assets:

Fund	Investment Advisory Fee
Global Growth Fund		0.80%
Small-Cap Core Fund		0.75%
Small-Cap Value Fund		0.70%
		1st $500 Million	Over $500 Million
Mid-Cap Growth Fund		0.80%	0.70%
		$1+ Billion
	1st $1 Billion	through $2 Billion	$2+ Billion
Capital Growth Fund	0.70%	0.65%	0.60%
Enhanced Core Equity Fund	0.75%	0.70%	0.65%
Global Quality Dividend Fund	0.75%	0.70%	0.65%
Mid-Cap Core Fund	0.80%	0.75%	0.70%
Strategic Allocation Fund	0.55%	0.50%	0.45%
Tactical Allocation Fund	0.70%	0.65%	0.60%
		$400+ Million
	1st $400 Million	through $1 Billion	$1+ Billion
Small-Cap Growth Fund	0.90%	0.85%	0.80%
		1st $1 Billion	$1+ Billion
Small-Mid Cap Core Fund		0.75%	0.70%

VIA may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. VIA has contractually agreed to limit the annual operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, interest, brokerage commissions, unusual or infrequently occurring expenses (such as litigation) and acquired fund fees and expenses, if any) of the following Funds (expressed as a percentage of daily net assets) through [January 31, 2020 for all of the funds listed below except Global Growth Fund for which the contractual agreement runs through January 31, 2021]:

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Fund	Class A	Class C	Class I	Class R6
Capital Growth Fund	1.47%	2.22%	1.22%	0.78%
Enhanced Core Equity Fund	1.20%	1.95%	0.95%	0.91%
Global Growth Fund	1.38%	2.13%	1.13%	0.98%
Global Quality Dividend Fund	1.35%	2.10%	1.10%	—
Mid-Cap Core Fund	1.20%	1.95%	0.95%	0.87%
Mid-Cap Growth Fund	1.40%	2.15%	1.15%	0.90%
Small-Cap Growth Fund	1.50%	2.25%	1.25%	1.18%
Small-Cap Value Fund	1.42%	2.17%	1.17%	1.06%
Small-Mid Cap Core Fund	1.30%	2.05%	1.05%	0.97%

Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. Under certain conditions, the Adviser may recapture fees waived and/or operating expenses reimbursed under this arrangement, for a period of three years after the date on which such waiver or reimbursement occurred, provided the recapture does not cause the fund to exceed its expense limitation at the time of the waiver/reimbursement or recapture.

The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund’s current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.

Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to such Fund so long as (1) such continuance is approved at least annually by the Board or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant Adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Board or by the relevant Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant Adviser, the Trust will eliminate all reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.

Adviser Affiliates

George Aylward, Kevin Carr and Frank Waltman, each serve as an officer of the Trust and as an officer and/or director of the Adviser. The other principal executive officers and directors of the Adviser are: Michael Angerthal, Executive Vice President and Chief Financial Officer; Mark Flynn, Executive Vice President, General Counsel and Assistant Clerk; David Fusco, Vice President and Chief Compliance Officer; and David Hanley, Senior Vice President and Treasurer.

Advisory Fees

The following table shows the dollar amount of fees payable to VIA for its services with respect to each Fund, the amount of fees waived and/or expenses reimbursed by VIA, if any, and the actual fee received by VIA for the past three fiscal periods.

For services to the Funds during the fiscal year ended March 31, 2017, the fiscal period ended September 30, 2017*, and the fiscal year ended September 30, 2018, the Adviser received fees of $19,178,607, $13,237,728, and $______, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:

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	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)			Net Advisory Fee ($)
Fund**	3/31/2017	9/30/2017	9/30/2018	3/31/2017	9/30/2017	9/30/2018	3/31/2017	9/30/2017	9/30/2018
Capital Growth Fund	2,953,885	1,593,088		—	—	—	2,953,885	1,593,088
Enhanced Core Equity Fund	1,207,707	662,057		215,495	140,129		992,212	521,928
Mid-Cap Core Fund	454,699	395,367		158,136	147,388		296,563	247,979
Global Quality Dividend Fund	478,251	220,275		71,770	62,975		406,481	157,300
Mid-Cap Growth Fund	687,968	371,055		91,392	44,320		596,576	326,735
Small-Cap Core Fund	2,885,862	2,030,982		—	—		2,885,862	2,030,982
Small-Cap Growth Fund	3,644,884	4,384,347		7,201	(177,941)		3,637,683	4,562,288
Small-Cap Value Fund	2,067,974	1,316,858		—	—		2,067,974	1,316,858
Small-Mid Cap Core Fund	—	—		—	—		—	—
Strategic Allocation Fund	2,665,676	1,311,173		19,034	7,884		2,646,642	1,303,289
Tactical Allocation Fund	1,033,197	508,103		11,829	5,425		1,021,368	502,678

*       Effective September 21, 2017, the Trust moved its fiscal year to be September 30 of each year.

**    Global Growth Fund is not shown in the table because it was not in existence for the relevant periods. [Show amounts for the Predecessor Fund?]

Subadvisers and Subadvisory Agreements

VIA has entered into subadvisory agreements with respect to each Fund. Each subadvisory agreement provides that VIA will delegate to the respective subadviser the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the Funds for which that subadviser provides subadvisory services. Each subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. VIA remains responsible for the supervision and oversight of each subadviser’s performance. Each subadvisory agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the Independent Trustees. The subadvisory fees are paid by VIA out of its advisory fees from the Funds.

Duff & Phelps — Strategic Allocation Fund (international equity portion) and Tactical Allocation Fund (international equity portion)

Duff & Phelps is located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606, and is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Duff & Phelps acts as adviser and subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of September 30, 2018, Duff & Phelps had approximately [$10.3] billion in assets under management.

For its services as a subadviser, VIA pays Duff & Phelps a fee at the annual rate stated for each Fund.

Fund	Subadvisory Fee
Strategic Allocation Fund (international equity portion)	50% of the net advisory fee
Tactical Allocation Fund (international equity portion)	50% of the net advisory fee

KAR — Capital Growth Fund, Global Quality Dividend Fund, Mid-Cap Core Fund, Mid-Cap Growth Fund, Small-Cap Core Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Small-Mid Cap Core Fund, Strategic Allocation Fund (domestic equity portion) and Tactical Allocation Fund (domestic equity portion)

KAR is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067 and is a wholly-owned indirect subsidiary of Virtus and an affiliate of VIA. KAR acts as subadviser for mutual funds and as investment adviser to institutions and individuals. As of September 30, 2018 KAR had approximately [$16.9] billion in assets under management.

For its services as a subadviser, VIA pays KAR at the rate of 50% of the net advisory fee paid by each Fund for which KAR acts as subadviser.

Newfleet — Strategic Allocation Fund (fixed income portion) and Tactical Allocation Fund (fixed income portion)

Newfleet is located at 100 Pearl Street, Hartford, Connecticut 06103, and is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Newfleet acts as subadviser to mutual funds and as adviser to institutions and individuals. As of September 30, 2018, Newfleet had approximately [$12.2] billion in assets under management.

For its services as a subadviser, VIA pays Newfleet a fee at the annual rate stated below for each Fund.

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Fund	Subadvisory Fee
Strategic Allocation Fund (fixed income portion)	50% of the net advisory fee
Tactical Allocation Fund (fixed income portion)	50% of the net advisory fee

Rampart — Enhanced Core Equity Fund

Rampart is based at 100 Pearl Street in Hartford, CT 06103, with its primary investment office at 1540 Broadway New York, NY 10036 and is an indirect wholly-owned subsidiary of Virtus and an affiliate of VIA. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutions and high net worth investors. As of September 30, 2018, Rampart had approximately [$1.9] billion in assets under management.

For its services as subadviser, VIA pays Rampart a fee at the rate of 50% of the net advisory fee paid by Enhanced Core Equity Fund.

SGA — Global Growth Fund

SGA, an affiliate of VIA, is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment advice to institutional and individual clients, private investment companies and mutual funds. SGA had approximately $[ ] in assets under management as of September 30, 2018..

For its services as subadviser, VIA pays SGA a fee at the rate of [50]% of the net advisory fee paid by Global Growth Fund.

Subadvisory Fees

The following table shows the dollar amount of fees payable to each subadviser for managing the applicable Fund(s), the amount of expenses reimbursed by the subadviser, and the actual fee received by the subadviser for the fiscal year ended March 31, 2017, the fiscal period ended September 30, 2017*, and the fiscal year ended September 30, 2018.

	Gross Subadvisory Fee ($)			Subadvisory Fee Waived and/or Expenses Reimbursed ($)			Net Subadvisory Fee ($)
Fund **	3/31/2017	9/30/2017	9/30/2018	3/31/2017	9/30/2017	9/30/2018	3/31/2017	9/30/2017	9/30/2018
Capital Growth Fund	1,476,942	796,544		—	—		1,476,942	796,544
Enhanced Core Equity Fund	603,854	331,028		107,742	70,070		496,112	260,958
Global Quality Dividend Fund	239,126	110,137		35,885	31,487		203,241	78,650
Mid-Cap Core Fund	227,349	197,683		78,768	73,994		148,581	123,689
Mid-Cap Growth Fund	343,984	185,528		45,696	22,160		298,288	163,368
Small-Cap Core Fund	1,442,931	1,015,491		—	—		1,442,931	1,015,491
Small-Cap Growth Fund	1,822,442	2,192,873		2,434	(85,885)		1,820,008	2,278,758
Small-Cap Value Fund	1,033,990	658,429		—	—		1,033,990	658,429
Small-Mid Cap Core Fund	—	—		—	—		—	—
Strategic Allocation Fund (fixed	525,509	242,316		2,173	1,457		523,336	240,859
income portion)
Strategic Allocation Fund (equity	360,024	N/A		2,498	N/A		357,526	N/A
portion)
Strategic Allocation Fund (domestic equity portion)***	335,509	314,559		2,452	1,891		333,057	312,668
Strategic Allocation Fund (international equity portion)***	111,796	98,712		817	594		110,979	98,118
Tactical Allocation Fund (fixed	186,806	95,245		2,302	865		184,504	94,380
income portion)
Tactical Allocation Fund (equity portion)***	151,523	N/A		1,963	N/A		149,560	N/A
Tactical Allocation Fund (domestic equity portion)***	130,029	117,760		1,562	1,069		128,467	116,691
Tactical Allocation Fund (international equity portion)***	48,241	41,047		579	373		47,662	40,674

*       Effective September 21, 2017, the Trust moved its fiscal year to be September 30 of each year.

**     Global Growth Fund is not shown in the table because it was not in existence for the relevant periods. [Show amounts for the Predecessor Fund?]

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*** Effective September 7, 2016, Duff & Phelps became subadviser for Strategic Allocation Fund’s and Tactical Allocation Fund’s international equity portion and KAR became subadviser for Strategic Allocation Fund’s and Tactical Allocation Fund’s domestic equity portion. Additionally, effective September 7, 2016, the subadviser for Strategic Allocation Fund’s and Tactical Allocation Fund’s equity portion, Euclid Advisors LLC (“Euclid”), was removed as subadviser. All subadvisory fees paid on the equity portion of the Strategic Allocation Fund’s and Tactical Allocation Fund’s assets prior to September 7, 2016 were paid to Euclid.

Administrator

Virtus Fund Services, LLC is the administrator of the Trust. Virtus Fund Services is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser. For its services as administrator, the Administrator received an administration fee based upon the average net assets across all series of the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Greater than $50 billion	0.085%

For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of the series of VVIT.

The following table shows the dollar amount of fees paid to the Administrator for the fiscal year ended March 31, 2017, the fiscal period ended September 30, 2017*, and the fiscal year ended September 30, 2018, for its administrative services with respect to each Fund.

	Administration Fee ($)
Fund**	3/31/2017	9/30/2017	9/30/2018
Capital Growth Fund	413,093	220,760
Enhanced Core Equity Fund	157,629	85,641
Global Quality Dividend Fund	62,422	28,508
Mid-Cap Core Fund	55,620	47,926
Mid-Cap Growth Fund	84,179	45,010
Small-Cap Core Fund	376,622	262,591
Small-Cap Growth Fund	400,313	490,971
Small-Cap Value Fund	289,172	182,487
Small-Mid Cap Core Fund	—	—
Strategic Allocation Fund	474,471	231,298
Tactical Allocation Fund	144,492	70,426

*       Effective September 21, 2017, the Trust moved its fiscal year to be September 30 of each year.

**     Global Growth Fund is not shown in the table because it was not in existence for the relevant periods. [Show amounts for the Predecessor Fund?]

Sub-administrative and Accounting Agent

The Trust has entered into an agreement with BNY Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which BNY Mellon acts as sub-administrative and accounting agent of the Trust. For its services in this capacity, BNY Mellon receives a fee based on the Funds’ aggregate average net assets across all funds within the Virtus Mutual Funds. In addition to the asset-based fee, BNY Mellon is entitled to certain non-material fees, as well as out of pocket expenses.

The following table shows the net amount of fees received by the Sub-administrative and Accounting Agent for the fiscal year ended March 31, 2017, the fiscal period ended September 30, 2017*, and the fiscal year ended September 30, 2018, for its services with respect to each Fund.

	Sub-administrative Fees ($)
Fund**	3/31/2017	9/30/2017	9/30/2018
Capital Growth Fund	123,576	64,521
Enhanced Core Equity Fund	46,984	25,057
Global Quality Dividend Fund	18,688	8,364
Mid-Cap Core Fund	16,327	13,946
Mid-Cap Growth Fund	25,136	13,175
Small-Cap Core Fund	111,474	76,392
Small-Cap Growth Fund	116,879	141,678
Small-Cap Value Fund	85,721	53,285
Small-Mid Cap Core Fund	—	—
Strategic Allocation Fund	161,714	76,778
Tactical Allocation Fund	62,875	29,692

*       Effective September 21, 2017, the Trust moved its fiscal year to be September 30 of each year.

**    Global Growth Fund is not shown in the table because it was not in existence for the relevant periods. [Show amounts for the Predecessor Fund?]

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Distributor

VP Distributors, a broker-dealer registered with FINRA and which is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser and certain subadvisers, serves as distributor of the Funds’ shares. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103. George R. Aylward, Kevin J. Carr, Nancy J. Engberg and Frank Waltman, each serve as an officer of the Trust and as an officer for the Distributor.

The Trust and VP Distributors have entered into an underwriting agreement under which VP Distributors has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to VP Distributors the exclusive right to purchase from the Funds and resell, as principal, shares needed to fill unconditional orders for Fund shares. VP Distributors may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. VP Distributors may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with VP Distributors. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the NAV per share of a Fund of the Trust.

For its services under the underwriting agreement, VP Distributors receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trust pursuant to the Distribution Plans described below.

During the fiscal year ended March 31, 2017, the fiscal period ended September 30, 2017*, and the fiscal year ended September 30, 2018, purchasers of shares of the Funds paid aggregate sales charges of $1,877,008, $1,291,890 and $________, respectively, of which the Distributor received net commissions of $256,960, $177,170 and $_______, respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2018, the Distributor received net commissions of $________ for Class A Shares and deferred sales charges of $_____ for Class A Shares and $________ for Class C Shares.

The underwriting agreement may be terminated at any time by 60 days’ written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust’s Trustees who are not parties to the underwriting agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The underwriting agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.

The following table shows the dollar amount of sales charges paid to VP Distributors for the fiscal year ended March 31, 2017, the fiscal period ended September 30, 2017*, and the fiscal year ended September 30, 2018, with respect to sales of Class A Shares of each Fund and the amount of sales charges retained by the Distributor and not reallowed to other persons.

	Aggregate Underwriting Commissions ($)			Amount Retained by the Distributor ($)			Amount Re-allowed ($)
Fund**	3/31/2017	9/30/2017	9/30/2018	3/31/2017	9/30/2017	9/30/2018	3/31/2017	9/30/2017	9/30/2018
Capital Growth Fund	92,003	52,153		17,514	10,180		74,489	41,973
Enhanced Core Equity Fund	50,471	43,206		6,795	5,193		43,676	38,013
Global Quality Dividend Fund	22,013	9,261		2,473	1,265		19,540	7,996
Mid-Cap Core Fund	142,415	71,717		16,724	8,112		125,691	63,605
Mid-Cap Growth Fund	47,413	23,576		7,638	4,440		39,775	19,136
Small-Cap Core Fund	378,360	153,776		47,927	15,214		330,433	138,562
Small-Cap Growth Fund	848,288	822,523		105,782	96,836		742,506	725,687
Small-Cap Value Fund	154,304	31,993		19,694	4,215		134,610	27,778
Small-Mid Cap Core Fund	—	—		—	—		—	—
Strategic Allocation Fund	105,926	59,693		18,631	10,153		87,295	49,540
Tactical Allocation Fund	18,422	12,311		2,926	2,775		15,496	9,536

*       Effective September 21, 2017, the Trust moved its fiscal year to be September 30 of each year.

**    Global Growth Fund is not shown in the table because it was not in existence for the relevant periods. [Show amounts for the Predecessor Fund?]

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There were no sales charges paid to the Distributor with respect to Class A Shares of the Funds not mentioned below. Shareholders of the Funds below paid Class A deferred sales charges as follows:

Fund	Class A Shares Deferred Sales Charges ($)
Capital Growth Fund	—
Enhanced Core Equity Fund	—
Global Quality Dividend Fund
Mid-Cap Core Fund
Mid-Cap Growth Fund
Small-Cap Core Fund	—
Small-Cap Growth Fund
Small-Cap Value Fund	—
Strategic Allocation Fund	—
Tactical Allocation Fund	—

Dealer Concessions

Class A Shares, Class C Shares and Class I Shares Only

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

			Dealer Discount
	Sales Charge	Sales Charge	or Agency Fee
	as Percentage	as Percentage	as Percentage of
	of Offering	of Net Amount	Offering Price
Amount of Transaction at Offering Price	Price (%)	Invested (%)	(%)
Less than $50,000	5.75	6.10	5.00
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of Fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or in some cases, the Distributor may pay certain fees from its own profits and resources.

Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the funds for providing certain recordkeeping and related services to the funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of Fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. For all Virtus Mutual Funds in this SAI, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such Class A investments. The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For all Virtus Mutual Funds in this SAI, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

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From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the “Our Products” section, go to the Mutual Funds page under “Individual Investors” and click on the link for Breakpoint (Volume) Discounts.

Class R6 Shares Only

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.

Custodian

The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286, serves as the custodian (the “Custodian”) of the Funds’ assets. The Custodian designated by the Board holds the securities in the Funds’ portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Funds. The Trust has authorized the Custodian to appoint one or more sub-custodians for the assets of the Funds held outside the United States. The securities and other assets of each Fund are held by its Custodian or any sub-custodian separate from the securities and assets of each other Fund.

Securities Lending Agent

[___________] serves as securities lending agent for each Fund. In that role, [___] administered each Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and [___].

As securities lending agent, [___] was responsible for the administration and management of each Fund’s securities lending program, including:

•	negotiation, preparation and execution of an agreement with each approved borrower governing the terms and conditions of any securities loan,

•	credit review and monitoring of approved borrowers,

•	loan negotiation,

•	ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, sub custodians/depositories,

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•	daily marking to market of loans,

•	monitoring and maintaining cash collateral levels,

•	arranging for the investment of cash collateral received from borrowers in accordance with each Fund’s investment guidelines,

•	initiating and monitoring loan terminations/recalls

•	ensuring that all dividends and other distributions from corporate actions with respect to loaned securities are credited to the relevant fund's

•	maintaining records relating to the fund's securities lending activity and providing monthly/quarterly statements

[___] received as compensation for its services a portion of the amount earned by each participating Fund for lending securities.

For each Fund participating in the securities lending program, the table below sets forth, for the fiscal year ended September 30, 2018, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities. The table below also discloses any other fees or payments incurred by each Fund resulting from lending securities.

		Fees and/or compensation for securities lending activities and related services:
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle)	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Rebate (paid to borrower)	Other fees not included in revenue split (specify)	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
[Capital Growth Fund	5,077	119	1,153	—	—	3,132	—	4,404	673
Global Quality Dividend Fund	16,371	1,611	2,622	—	—	3,011	—	7,244	9,127
Mid-Cap Core Fund	4,942	214	1,247	—	—	2,272	—	3,732	1,210
Mid-Cap Growth Fund	11,194	541	2,513	—	—	5,073	—	8,127	3,067
Small-Cap Core Fund	123,333	9,488	25,131	—	—	34,948	—	69,568	53,765
Small-Cap Growth Fund	112,733	3,678	26,614	—	—	61,601	—	91,893	20,840
Strategic Allocation Fund	3,480	78	817	—	—	2,146	—	3,041	440
Tactical Allocation Fund	915	20	216	—	—	567	—	802	113]

Transfer Agent and Sub-Transfer Agent

Virtus Fund Services acts as transfer agent for the Trust. Pursuant to a Transfer Agent and Service Agreement, Virtus Fund Services receives a fee, based on the average net assets at an annual rate ranging from 0.045% to 0.0375%. Virtus Fund Services is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Virtus Fund Services or the Funds. Pursuant to an agreement among the Trust, Virtus Fund Services and BNY Mellon, BNY Mellon serves as sub-transfer agent to perform certain shareholder servicing functions for the Funds. For performing such services, BNY Mellon receives a monthly fee from the Funds as approved by the Board.

Legal Counsel to the Trust and the Independent Trustees

Sullivan & Worcester, LLP, 1666 K Street, NW, Washington, DC 20006, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PwC audits the Trust’s annual financial statements and expresses an opinion thereon. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time. PwC's business address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103.

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DISTRIBUTION PLANS

The Trust has adopted a distribution plan for each class of shares (except Class I Shares and Class R6 Shares) (i.e., a plan for the Class A Shares and a plan for the Class C Shares; collectively, the “Plans”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the underwriting agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate 0.75% per annum for Class C Shares.

Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Virtus Mutual Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectuses and SAI for distribution to potential investors; (vii) expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses; and (viii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund. From the fees received, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual NAV of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the fees received is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual NAV of that class.

In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds’ shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing. Dealers must have an aggregate value of $50,000 or more per Fund CUSIP to qualify for payment in that Fund class.

On a quarterly basis, the Funds’ Board reviews a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds’ Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Funds.

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Rule 12b-1 Fees Paid

The following table shows Rule 12b-1 Fees paid by the Funds to VP Distributors with respect to Class A Shares and Class C Shares of each Fund for which such fees were paid for the fiscal year ended ended September 30, 2018.

Fund*	Rule 12b-1 Fees Paid ($)	Rule 12b-1 Fees Waived ($)
	9/30/2018	9/30/2018
Capital Growth Fund
Enhanced Core Equity Fund
Global Quality Dividend Fund
Mid-Cap Core Fund
Mid-Cap Growth Fund
Small-Cap Core Fund
Small-Cap Growth Fund
Small-Cap Value Fund
Small-Mid Cap Core Fund
Strategic Allocation Fund
Tactical Allocation Fund

* Global Growth Fund is not shown in the table because it was not in existence for the relevant periods. [Show amounts for the Predecessor Fund?]

For the fiscal year ended September 30, 2018, the Funds paid Rule 12b-1 Fees in the amount of $______ of which the Distributor received $______ and unaffiliated broker-dealers received $______. The Rule 12b-1 payments were used for (1) compensation to dealers, $______; (2) compensation to sales personnel, $______; (3) advertising costs, $______; (4) printing and mailing of prospectuses to other than current shareholders, $______; and (5) other, $______.

No interested person of the Funds other than the Distributor and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plans or related agreements.

FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board to suspend distribution fees or amend the Plans.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

As described in each Fund’s prospectuses, the portfolio manager(s) who are responsible for the Funds are:

Fund	Portfolio Manager
Capital Growth Fund	Doug Foreman
Enhanced Core Equity Fund	Michael Davis Brendan R. Finneran Robert F. Hofeman, Jr. Warun Kumar
Global Growth Fund	George P. Fraise
Gordon M. Marchand, CFA, CIC Robert L. Rohn
Global Quality Dividend Fund	Richard Sherry
Mid-Cap Core Fund	Jon Christensen
Craig Stone
Mid-Cap Growth Fund	Doug Foreman
Small-Cap Core Fund	Todd Beiley
Jon Christensen
Small-Cap Growth Fund	Todd Beiley
Jon Christensen
Small-Cap Value Fund	Julie Kutasov
Craig Stone
Small-Mid Cap Core Fund	John Christensen Julie Kutasov Craig Stone
Strategic Allocation Fund (domestic equity portion only)	Doug Foreman
Strategic Allocation Fund (international equity portion only)	Frederick A. Brimberg

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Fund	Portfolio Manager
Strategic Allocation Fund (fixed income portion only)	David L. Albrycht
Stephen H. Hooker
Tactical Allocation Fund (domestic equity portion only)	Doug Foreman
Tactical Allocation Fund (international equity portion only)	Frederick A. Brimberg
Tactical Allocation Fund (fixed income portion only)	David L. Albrycht

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the relevant subadviser may have in place that could benefit the Funds and/or such other accounts. The Board has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. Each subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year. Additionally, any conflicts of interest between the investment strategies of a Fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following tables provide information as of September 30, 2018, regarding all accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. In the tables, Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations. The portfolio managers managing the Funds may also manage or be members of management teams for other Virtus Mutual Funds or other similar accounts.

Other Accounts Managed (no Performance-Based Fees)

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David L. Albrycht
Todd Beiley(1)
Frederick A. Brimberg
Jon Christensen(1)
Michael Davis
Brenden R. Finneran
Doug Foreman(1)
George P. Fraise(2)
Robert F. Hofeman, Jr.
Stephen H. Hooker
Warun Kumar
Julie Kutasov(1)
Gordon M. Marchand(2)
Robert L. Rohn(2)
Richard Sherry(1)
Craig Stone(1)

(1)	These investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers work on all core equity products and the data shown for these managers reflects firm-level numbers of accounts and assets under management segregated by investment vehicle type.
(2)	[Information for Messrs. Fraise, Marchand and Rohn is provided as of _____, the inception date of Global Growth Fund.]

Other Accounts Managed (with Performance-Based Fees)(3)

	Other Pooled Investment Vehicles		Registered Investment Companies (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David L. Albrycht	2	$203 million	None	N/A	None	N/A
Stephen H. Hooker	1	$59 million	None	N/A	None	N/A

(3)	Table reflects all those portfolio managers who manage accounts with performance-based fees.

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Portfolio Manager Compensation

Duff & Phelps, KAR, Newfleet and Rampart

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, KAR, Newfleet and Rampart (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the Funds managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

Fund	Benchmark(s) and/or Peer Group
Capital Growth Fund	Russell 1000® Growth Index Tactical
Enhanced Core Equity Fund	Lipper Large Cap Core Funds
Global Quality Dividend Fund	Russell Developed Large Cap Index
Mid-Cap Core Fund	Russell Mid-Cap Index
Small-Cap Core Fund	Russell 2000® Index
Small-Cap Growth Fund	Russell 2000® Growth Index
Small-Cap Value Fund	Russell 2000® Value Index
Small-Mid Cap Core Fund	Russell 2500® Index
Strategic Allocation Fund (equity portion)	Lipper Large Cap Core Funds
Strategic Allocation Fund (fixed income portion)	Barclays U.S. Aggregate Bond Index
Tactical Allocation Fund (equity portion)	Lipper Large Cap Core Funds
Tactical Allocation Fund (fixed income portion)	Barclays U.S. Aggregate Bond Index

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

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SGA

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of each of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

Portfolio Manager Fund Ownership

The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in each fund described in the funds’ prospectuses that he or she managed as of September 30, 2018:

Dollar Range of Equity Securities Beneficially Owned in Fund
Portfolio Manager	Managed
David L. Albrycht	Strategic Allocation Fund – None
Tactical Allocation Fund – None
Todd Beiley	Small-Cap Core Fund – $1-$10,000
Small-Cap Growth Fund – $1-$10,000
Frederick A. Brimberg	Strategic Allocation Fund – None
Tactical Allocation Fund – None
Jon Christensen	Mid-Cap Core Fund – $10,001-$50,000
Small-Cap Core Fund – $10,001-$50,000
Small-Cap Growth Fund – $1-$10,000
Small-Mid Cap Core Fund – None*
Michael Davis	Enhanced Core Equity Fund – None
Brendan R. Finneran	Enhanced Core Equity Fund – $50,001-$100,000
Doug Foreman	Capital Growth Fund – $1-$10,000
Mid-Cap Growth Fund – $1-$10,000
Strategic Growth Fund – None
Tactical Allocation Fund – None
George P. Fraise(1)	Global Growth Fund – $________
Robert F. Hofeman, Jr.	Enhanced Core Equity Fund – $50,001-$100,000
Stephen H. Hooker	Strategic Allocation Fund – None
Warun Kumar	Enhanced Core Equity Fund – None
Julie Kutasov	Small-Cap Value Fund – $10,001-$50,000
Small-Mid Cap Core Fund – None*
Gordon M. Marchand(1)	Global Growth Fund – $________
Robert L. Rohn(1)	Global Growth Fund – $________
Richard Sherry	Global Quality Dividend Fund – None
Craig Stone	Mid-Cap Core Fund – $50,001-$100,000
Small-Cap Value Fund – $50,001-$100,000
Small-Mid Cap Core Fund – None*

(1)	Information provided as of ____________.

BROKERAGE ALLOCATION AND OTHER PRACTICES

In effecting transactions for the Funds, the adviser or applicable subadviser (throughout this section, "Subadviser") adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker and its ability to provide research services. Such considerations are judgmental and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Funds.

The Subadviser may cause a Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Funds are considered to be in addition to and not in lieu of services required to be performed by each Subadviser under its contract with the Trust and may benefit both the Funds and other accounts of the Subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the Subadviser may benefit the Funds.

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If the securities in which a particular Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Some fund transactions are, subject to the Conduct Rules of the FINRA and to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the Funds.

The Trust has Board-approved policies and procedures reasonably designed to prevent (i) the Subadvisers' personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, a broker-dealer's promotion or sales efforts, and (ii) the Trust, its Adviser, Subadvisers and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

The Trust has adopted a policy governing the execution of aggregated advisory client orders ("bunching policy") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching policy, no Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Subadviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Subadviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if good reason for such different allocation is provided and approved in accordance with the Subadviser’s policies and procedures adopted in accordance with the Trust’s policy. The Board will review the bunching policy from time to time as they deem appropriate.

The Funds of Funds generally do not invest directly in securities, but rather invest in ETFs and shares of underlying mutual funds. The shares of the underlying affiliated mutual funds are purchased at NAV of the shares of that fund without payment of a brokerage commission or a sales charge. The shares of ETFs are purchased through broker-dealers in transactions on a securities exchange, and the Funds will pay customary brokerage commissions for each purchase and sale.

The adviser or subadvisers to the underlying mutual funds execute the portfolio transactions for their respective fund(s). In allocating portfolio transactions, each underlying fund’s adviser or subadviser must comply with the brokerage and allocation procedures adopted by the board of trustees of the underlying mutual fund. The above discussion of the portfolio transactions and brokerage procedures of the Funds also applies to those underlying mutual funds that are affiliated with the Funds.

The following table shows aggregate amount of brokerage commissions paid by each Fund. This information is for the last three fiscal periods*.

	Aggregate Amount of Brokerage Commissions ($)
Fund**	3/31/2017	9/30/2017	9/30/2018
Capital Growth Fund	142,345	50,667
Enhanced Core Equity Fund	244,903	172,626
Global Quality Dividend Fund	49,188	20,816
Mid-Cap Core Fund	33,720	16,783
Mid-Cap Growth Fund	24,449	19,373
Small-Cap Core Fund	140,129	70,701
Small-Cap Growth Fund	442,719	330,156
Small-Cap Value Fund	122,405	77,718
Small-Mid Cap Core Fund	—	—
Strategic Allocation Fund	240,168	59,776
Tactical Allocation Fund	74,216	18,815

*         Effective September 21, 2017, the Trust moved its fiscal year to be September 30 of each year.

**       Global Growth Fund is not shown in the table because it was not in existence for the relevant periods. [Show amounts for the Predecessor Fund?]

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In fiscal year March 31, 2017, the fiscal period ended September 30, 2017, and fiscal year ended September 30, 2018, no brokerage commissions were paid by the funds to any affiliate of the Funds, the Adviser or the Distributor, or to any affiliate of any affiliate of the Funds, the Adviser or the Distributor. Brokerage commissions of $______ paid during the fiscal year ended September 30, 2018, were paid on portfolio transactions aggregating $_______ executed by brokers who provided research and other statistical information.

Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the Subadvisers. It may frequently happen that the same security is held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund or account. When two or more funds or accounts advised by a Subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds or accounts in a manner equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds. It is the opinion of the Board that the desirability of utilizing each Subadviser as an investment adviser to the Funds outweighs the disadvantages that may be said to exist from simultaneous transactions.

Securities of Regular Broker-Dealers

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year. During the fiscal year ended September 30, 2018, the Funds acquired securities of certain of the Funds’ regular broker dealers or the parents of such firms. The aggregate holdings of the Funds of those brokers or dealers as of September 30, 2018 (amounts in thousands, except shares) were as follows:

Fund	Broker/Dealer	Value ($)
Capital Growth Fund	BNY Capital Markets
Global Quality Dividend Fund	BNY Capital Markets
Mid-Cap Growth Fund	BNY Capital Markets
Small-Cap Core Fund	BNY Capital Markets
Small-Cap Growth Fund	BNY Capital Markets
Small-Cap Value Fund	BNY Capital Markets
Small-Mid Cap Core Fund
Strategic Allocation Fund	Bank of America Securities LLC
BNY Capital Markets
Citicorp Securities Services Inc.
Credit Suisse First Boston Corp
JPMorgan Chase & Co.
Macquarie Securities
Morgan Stanley & Co.
UBS AG
Wells Fargo & Co.
Tactical Allocation Fund	Bank of America Securities LLC
BNY Capital Markets
Citicorp Securities Services Inc.
Credit Suisse First Boston Corp
JPMorgan Chase & Co.
UBS AG
Wells Fargo & Co.

During the fiscal year ended September 30, 2018, the Funds had no directed brokerage transactions to brokers for proprietary and third party research services.

PURCHASE, REDEMPTION AND PRICING OF SHARES

IMPORTANT INFORMATION FOR INVESTORS

Effective on July 31, 2018, Virtus KAR Small-Cap Core Fund is no longer available for purchase by new investors (except as described below). Effective on September 28, 2018 (trade date), Virtus KAR Small-Cap Growth Fund is no longer available for purchase by new investors (except as described below). The funds continue to be available for purchase by existing investors; however, the funds reserve the right to refuse any order that may disrupt the efficient management of the funds.

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Beginning on July 31, 2018, only the following investors may make purchases in the Virtus KAR Small-Cap Core Fund, and beginning on September 28, 2018, only the following investors may make purchases in the Virtus KAR Small-Cap Growth Fund:

•	Current shareholders of the fund, whether they hold their shares directly or through a financial intermediary, may continue to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gains. Financial intermediaries may continue to purchase shares on behalf of existing shareholders only.
•	Exchanges into the fund may only be made by shareholders with an existing account in the fund.
•	An investor who has previously entered into a letter of intent with the Distributor prior to the closing date may fulfill the obligation.
•	Trustees of the fund, trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus, its affiliates, and their family members, may continue to open new accounts.
•	New and additional investments may be made through firm or home office discretionary platform models within mutual fund advisory (WRAP) programs and other fee-based programs established with the Distributor prior to July 31, 2018 for Virtus KAR Small-Cap Core Fund and September 28, 2018 for Virtus KAR Small-Cap Growth Fund.
•	The fund will also remain open to existing Defined Contribution and Defined Benefit retirement plans and will continue to accept payroll contributions and other types of purchase transactions into the fund from both existing and new participants in those plans only.

Notwithstanding the above exceptions, the fund may discontinue new and subsequent sales through any financial intermediary at its discretion.

The fund and the Distributor reserve the right to modify these exceptions at any time, including on a case-by-case basis.

How to Buy Shares

For Class A Shares and Class C Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, both the initial and subsequent minimum investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an IRA. In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions.

For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares (i) by private clients of the adviser, subadviser and their affiliates, (ii) through certain programs and defined contribution plans with which the Distributor or Transfer Agent has an arrangement or (iii) by Trustees of the funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.

Class R6 Shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to open an account and buy Class R6 Shares. If you are a qualified institutional investor, completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.

Alternative Purchase Arrangements

Shares may be purchased from investment dealers at a price equal to their NAV per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Certain Funds also offer Class I Shares that may be purchased by certain institutional investors at a price equal to their NAV per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or broker’s authorized designee prior to its close of business.

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The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and CDSC on Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fees with respect to the Class C Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and service fee. For Class C Shares, the ongoing distribution and service fee will be used to pay for the distribution expenses incurred by the Distributor. Sales personnel of broker-dealers distributing the Funds’ shares may receive differing compensation for selling Class A Shares and Class C Shares.

Dividends paid by a Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)

Class A Shares

Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a CDSC may apply on certain redemptions on which a finder's fee has been paid. The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For all Virtus Mutual Funds in this SAI, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charges may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class C Shares

Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees of up to 1.00% of each Fund’s aggregate average daily net assets attributable to Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class C Shares do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.

Class I Shares

Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the Adviser, the subadvisers, their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates.

Class R6 Shares

Class R6 Shares are available only to certain employer-sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, where plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. Class R6 Shares are not available to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or Simple IRAs and are not available through retail, advisory fee-based wrap platforms. Individual shareholders who purchase Class R6 Shares through retirement platforms or other intermediaries are not eligible to hold Class R6 Shares outside of their respective plan or intermediary platform. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares.

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Class A Shares — Reduced Initial Sales Charges

Investors choosing Class A Shares may be entitled to reduced inital sales charges. The ways in which initial sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. For all Virtus Mutual Funds in this SAI, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor or Transfer Agent.

Qualified Purchasers

If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund:

(1) Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;

(2) Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable Fund’s Adviser, subadviser or Distributor;

(3) Any private client of an Adviser or subadviser to any Virtus Mutual Fund;

(4) Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;

(5) Any qualified retirement plan exclusively for persons described above;

(6) Any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;

(7) Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;

(8) Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(9) Any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;

(10) Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;

(11) Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;

(12) Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;

(13) Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;

(14) Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:

(15) Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients;

(16) Purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;

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(17) Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or

(18) Clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege

Your purchase of any class of shares of these Funds or any other Virtus Mutual Fund, if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either:

(a) Any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is the named beneficiary;

(b) A trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist);

(c) Multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or

(d) Trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Right of Accumulation

The value of your account(s) in any class of shares of these Funds or any other Virtus Mutual Fund may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Funds and their agents at the time of purchase to exercise this right.

Gifting of Shares

If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of these Funds or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Associations

Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Letter of Intent

If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Virtus Mutual Fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding commitment. Since the Funds and their agents do not know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the Letter of Intent amount will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Transfer Agent will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Transfer Agent will redeem restricted Class A Shares before Class C Shares or Class C1 Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

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Class A and Class C Shares — Waiver of Deferred Sales Charges

The CDSC is waived on the redemption (sale) of Class A Shares and Class C Shares if the redemption is made:

(a)	within one year of death;

(i)	of the sole shareholder on an individual account,

(ii)	of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,

(iii)	of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or

(iv)	of the “grantor” on a trust account;

(b)	within one year of disability, as defined in Code Section 72(m)(7);

(c)	as a mandatory distribution upon reaching age 70½ under certain retirement plans qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA;

(d)	by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e)	based on the exercise of exchange privileges among Class A Shares and Class C Shares of these Funds or any of the Virtus Mutual Funds;

(f)	based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

(g)	based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in this SAI for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Class A Shares and Class C Shares — Variations and Waivers of Sales Charges

Class A Shares and Class C Shares purchased through specific intermediaries may be eligible for additional scheduled variations in, and eliminations of, Class A and Class C sales charges. Information about these variations and waivers is available from your financial intermediary and in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”

How to Redeem Shares

Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by the Funds’ Transfer Agent, an authorized broker or the broker’s authorized designee.

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.

Class A Shares, Class C Shares and Class I Shares Only

The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

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Redemptions by Class A and Class C shareholders will be subject to the applicable deferred sales charge, if any. A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

Class R6 Shares Only

If you are investing through a qualified retirement plan, bank or trust company, insurance company, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to redeem Class R6. If you are a qualified institutional investor holding Class R6 Shares, please refer to the instructions in the funds’ prospectus.

Redemption of Small Accounts

Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the account address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectuses for more information.)

Redemptions by Mail

Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. (See the Funds’ current Prospectuses for more information.)

Redemptions by Telephone

Generally, shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectuses for more information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances.

Redemptions by Check (Certain Fixed Income Funds only)

Any shareholder of a Fixed Income Fund may elect to redeem shares held in his account by check. Please call us at 800-243-1574 for a listing of funds offering this feature. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual’s initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

Checks may be drawn payable to any person in an amount of not less than $250, provided that immediately after the payment of the redemption proceeds the balance in the shareholder’s account is $250 or more.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class A and Class C accounts are subject to the applicable deferred sales charge, if any.

The check writing procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

Shareholders utilizing withdrawal checks will be subject to the Transfer Agent’s rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his or her account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked “Non-sufficient Funds” and no shares will be redeemed. A shareholder may not close his or her account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.

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Redemptions in Kind

To the extent consistent with state and federal law, each Virtus Mutual Fund may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would generally represent the shareholder’s proportionate share of the Fund’s current net assets and be valued at the same value assigned to them in computing the NAV per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at NAV. (See the Funds’ current Prospectuses for more information.)

Returned/Uncashed Checks Policy

For the protection of Fund shareholders, if you have elected to receive dividends and other distributions in cash, and the check is returned to the Fund as undeliverable or you do not respond to mailings from Virtus with regard to uncashed distribution checks, we may take any of the following actions:

•	The distribution option on your account(s) will be changed to reinvest and all subsequent payments will be reinvested in additional shares of the Fund.

•	Any systematic withdrawal plan will be stopped immediately.

•	If a check is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds.

•	If reinvested, distributions will be reinvested in the Fund at the earliest date practicable after the waiting period at the then-current NAV of such Fund.

•	No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

This policy may not apply to certain retirement or qualified accounts, closed accounts or accounts under the applicable Fund’s required minimum threshold.

Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.

Pricing of Shares

The NAV per share of each class of each Fund generally is determined as of the close of regular trading (normally 4:00 PM Eastern time) on days when the NYSE is open for trading. A Fund will not calculate its NAV per share class on days when the NYSE is closed for trading.

The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the NAV of a Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The NAV per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.

A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time a Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined in good faith in accordance with policies and procedures approved by the Board.

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Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain Trust officers and/or representatives of the Adviser and/or Administrator as identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

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Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

INVESTOR ACCOUNT SERVICES AND POLICIES

The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to the Transfer Agent at 800.243.1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and their agents reserve the right to modify or terminate these services upon reasonable notice.

Exchanges

Under certain circumstances, shares of any Virtus Mutual Fund may be exchanged for shares of the same class of another Virtus Mutual Fund on the basis of the relative NAVs per share at the time of the exchange. Class C Shares are also exchangeable for Class C1 Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s NAV per share next computed following receipt of a properly executed exchange request without sales charge. For all Virtus fixed income funds and Virtus Rampart Sector Trend Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also “Dividends, Distributions and Taxes” in this SAI.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Financial intermediaries are permitted to initiate exchanges from one class of shares of a Fund into another class of shares of the same Fund if, among other things, the financial intermediary agrees to follow procedures established by the Fund, the Distributor or the Transfer Agent, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the Fund, the Distributor or the Transfer Agent. The Fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the Fund or its agent to process the transaction as a liquidation and purchase, at the same closing NAV. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Shareholders owning shares of a Fund through accounts established directly with the Transfer Agent (i.e., not established with a financial intermediary who deals with the Transfer Agent exclusively on the investor’s behalf) may be permitted to exchange shares of one class of shares of the Fund into another class of shares of the same Fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the Fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this paragraph.

Systematic Exchanges

If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Transfer Agent.

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Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, the Transfer Agent or its subagent will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via ACH. The shareholder’s bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent or its subagent for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon acceptance of the authorization form (usually within two weeks) shareholders may call toll free 800.367.5877 prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent or its subagent will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing NAV on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

Through the Program, Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of share classes on which a CDSC may be payable will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

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Notice to Non-U.S. Individual Shareholders

The Trust and its Shares are only registered in the United States of America. Regulations outside of the United States may restrict the sale of Shares to certain non-U.S. investors or subject certain shareholder accounts to additional regulatory requirements. The Trust reserves the right, however, to sell Shares to certain non-U.S. investors in compliance with applicable law. If a current shareholder in the Trust provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Trust is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the Unites States may be restricted from purchasing additional Shares.

In the course of its business, the Trust, its service providers and/or its selling agents may collect, record, store, adapt, transfer and otherwise process information by which prospective and current natural person investors may be directly or indirectly identified. The Trust, its service providers and/or its selling agents shall comply with all applicable data protection regulation in processing personal data within their respective possession, including the EU General Data Protection Regulation (EU/2016/679) (“GDPR”). For shareholders who are residents or citizens of the European Union, personal data will be generally processed to open an account, manage and administer holding(s), including further subscriptions, redemptions, transfers or conversions, or otherwise as necessary to comply with legal obligations under GDPR.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a Regulated Investment Company

Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate corporation for United States federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code. In each taxable year that a Fund qualifies as a RIC and distributes to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a rate of 21% for taxable years beginning after December 31, 2017) on any retained ordinary investment income or short-term capital gains and undistributed long-term capital gains.

Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis if the Fund’s fiscal year ends on November 30 or December 31, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

Each Fund must satisfy the following tests each year in order to qualify as a RIC: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet specified diversification requirements at the end of each quarter of each taxable year. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of cash, cash items, United States government securities and securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs). In addition, the Fund may not hold more than 25% of the securities (other than of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or 25% of the securities of one or more qualified publicly traded partnerships. Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If in any taxable year a Fund does not qualify as a RIC or fails to distribute at least 90% of the Fund’s investment company taxable income, all of its taxable income will be taxed at corporate rates, the Fund would not be entitled to deduct distributions to shareholders, and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes. The Code provides relief for certain de minimis failures to meet the asset or income tests or for certain failures due to reasonable cause. These relief provisions may prevent a Fund from being disqualified as a RIC and/or reduce the amount of tax on the Fund’s income as a result of the failure to meet certain tests.

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Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as a RIC.

Taxation of Derivatives and Foreign Currency Transactions

Many futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.

Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.

Positions of a Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.

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The IRS has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.

Taxation of Foreign Investments

If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to such stock or gain from the disposition of such stock treated as an “excess distribution.” The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on the same day) its investments in certain passive foreign investment companies and avoid any tax and/or interest charge on excess distributions.

Under limited circumstances, a Fund may be required to include in income certain amounts allocated to it as a shareholder of a controlled foreign corporation without receiving a distribution. Those amounts are treated as a dividend to the extent actually distributed by the controlled foreign corporation in the same year and would be included in the Fund’s investment company taxable income and not taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. Any amount required to be included in the Fund’s income, but not distributed by the controlled foreign corporation, is not treated as a dividend.

The Funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for tax treaty benefits where applicable. If more than 50% of the value of a Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If a Fund does elect to “pass through,” each shareholder will receive a written statement from the Fund identifying the amount of such shareholder’s pro rata share of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. In addition, if at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then such Fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the Fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations. If a Fund passes through foreign taxes, each shareholder will be required to include the amount of such shareholder’s pro rata share of such taxes in gross income (in addition to dividends actually received), and the shareholder will be entitled to deduct such foreign taxes (if the shareholder itemizes deductions) in computing taxable income or claim a credit against U.S. federal income tax liability, subject to limitations.

Taxation of Distributions to Shareholders

Certain qualified dividend income and long-term capital gains are taxed at a lower federal income tax rate (maximum 20%) for individual shareholders. The reduced rate for qualified dividend income applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is qualified dividend income. An additional 3.8% tax will generally apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).

Distributions made by a Fund from ordinary investment income and net short-term capital gains will be taxed to such Fund’s shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of a Fund will qualify for the 50% dividends-received deduction (for taxable years beginning after December 31, 2017) to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are reported by the Fund as capital gain dividends in written statements furnished to its shareholders (e.g., Form 1099) will be taxed to the shareholders as long-term capital gain, and will not be eligible for the corporate dividends-received deduction.

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Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund in January of such following year). Also, shareholders will be taxable on amounts reported by a Fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each Fund on such undistributed capital gains, if any.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Each Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax advisors about their tax situations.

Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Regulations that may differ from United States Generally Accepted Accounting Principles.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of his or her shares in a Fund or upon an exchange of his or her shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized from the sale. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security both within a tax-deferred account and in a taxable account; sales and repurchases between two accounts will be considered as wash sales.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the calendar year of the disposition. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

For shares of a Fund acquired on or after January 1, 2012, each shareholder’s Form 1099 will report the cost basis of any such shares that were redeemed, sold, or exchanged during the year, and the form will report whether the gain or loss is treated as short-term or long-term. This information will be reported to the IRS. Each shareholder should inform the Fund of such shareholder’s cost selection for tax reporting purposes at the time of the sale or exchange of Fund shares or provide in advance a standing cost basis method for the shareholder’s account. If a shareholder does not provide cost basis instructions, the Fund’s default method will be used.

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Tax Information Notices

Written notices will be sent to shareholders (by United States mail and/or electronic delivery, as applicable) regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of qualified dividend income for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding

Pursuant to the Code and Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for preparing income tax returns. The Funds will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.

Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Funds (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of their taxpayer identification number.

Foreign Shareholders

Dividends paid by any of the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty or a Fund reports interest-related dividends and short-term capital gain dividends separately, in which case such dividends will be exempt from such withholding tax. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences

In addition to the United States federal income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of December 2017, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.

From time to time, proposals are introduced before the United States Congress that if enacted would affect the foregoing discussion with respect to taxes and could also affect the availability of certain investments to a Fund. The discussion above reflects changes made by the law informally known as the “Tax Cuts and Jobs Act,” signed by the President on December 22, 2017.

The information included in the Prospectus with respect to taxes, including this section entitled Dividends, Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Regulations as interpreted by the courts and the IRS as of December 2017 and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. In addition, recent changes to the Code have given rise to a number of new provisions, and further guidance is expected over the coming months and years. Accordingly, prospective purchasers are urged to consult their own tax advisors with specific reference to their own tax situations, including the potential application of United States federal, state, local and foreign tax laws.

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Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.

Tax Sheltered Retirement Plans

Shares of the Funds are offered in connection with the following retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and certain 403(b) Retirement Plans. Write or call the Distributor at 800.243.4361 for further information about the plans.

PERFORMANCE INFORMATION

Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500® Index, Dow Jones Industrial Average, Bloomberg Barclays U.S. Aggregate Bond Index, Russell 2000 Index®, Russell Midcap® Growth Index and MSCI EAFE® (Europe Australasia Far East) Index.

Advertisements, sales literature and other communications may contain information about the Funds’ and their subadvisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Total Return

Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (whereP=a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum CDSC applicable to a complete redemption of the investment in the case of Class C Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

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The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.75% for the Funds and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical

$10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

FINANCIAL STATEMENTS

The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

The Predecessor Fund’s audited financial statements for the fiscal year ended January 31, 2018, appearing in the Predecessor Fund’s 2018 Annual Report to Shareholders, and the Predecessor Fund’s unaudited financial statements for the semiannual period ended July 31, 2018, appearing in the Predecessor Funds’ 2018 Semiannual Report to Shareholders, are incorporated herein by reference.

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APPENDIX A — DESCRIPTION OF RATINGS

A-1 and P-1 Commercial Paper Ratings

The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor’s Corporation or P-1 by Moody’s Investors Services, Inc. (Moody’s), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s.

Commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

The rating P-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Moody’s Investors Service, Inc.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A— Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure.

aaa — An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a — An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.

A-1

The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

Standard and Poor’s Corporation Corporate Bond Ratings

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A — Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

Fitch’s Corporate Bond Ratings

AAA — Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA — Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A— Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB — Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB — Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B — Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC — Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC — Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

A-2

DDD, DD and D — Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

Plus (+) and minus (–) signs are used with a rating symbol to indicate the relative position of a credit within the rating categories.

A-3

VIRTUS EQUITY TRUST

PART C

OTHER INFORMATION

Item 15.	Indemnification.

The Agreement and Declaration of Trust dated August 17, 2000, and the By-laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties. The Amended and Restated Investment Advisory Agreement, Subadvisory Agreements, Custody Agreement, Foreign Custody Manager Agreement, Sub-Administration and Accounting Services Agreement and Sub-Transfer Agency and Shareholder Services Agreement, each as amended, respectively provide that the Trust will indemnify the other party (or parties as the case may be) to the agreement for certain losses. Similar indemnities to those listed above may appear in other agreements to which the Registrant is a party.

The Registrant, in conjunction with VIA, the Registrant’s Trustees, and other registered investment management companies managed by VIA or its affiliates, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against such person and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

1(a).	Agreement and Declaration of Trust, dated August 17, 2000, is incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 002-16590) to the Registrant’s Registration Statement on Form N-1A filed via EDGAR on October 30, 2000.

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1(b).	Amendment to Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR with Post-Effective Amendment No. 85 (File No. 002-16590) on October 25, 2007 (“Post-Effective Amendment No. 85”), and incorporated herein by reference.

1(c).	Second Amendment to the Declaration of Trust of the Registrant, dated August 20, 2015, filed via EDGAR with Post-Effective Amendment No. 106 (File No. 002-16590) on July 20, 2016, and incorporated herein by reference.

1(d).	Third Amendment to the Agreement and Declaration of Trust of the Registrant, dated November 17, 2016, filed via EDGAR with Post-Effective Amendment No. 110 (File No. 002-16590) on April 10, 2017, and incorporated herein by reference.

1(e).	Fourth Amendment to the Agreement and Declaration of Trust of the Registrant, dated June 2, 2017, filed via EDGAR with Post-Effective Amendment No. 112 (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

2(a).	Amended and Restated By-Laws of the Registrant dated November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 84 (File No. 002-16590) on October 27, 2006 (“Post-Effective Amendment No. 84”), and incorporated herein by reference.

2(b).	Amendment No. 1 dated August 23, 2006 to the Amended and Restated By-Laws of the Registrant, incorporated herein by reference to Post-Effective Amendment No. 84.

2(c).	Amendment No. 2 to the Amended and Restated By-Laws of the Registrant, dated November 17, 2011, filed via EDGAR with Post-Effective Amendment No. 95 (File No. 002-16590) on July 27, 2012, and incorporated herein by reference.

3.	Not applicable.

4.	Form of Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5.	None other than as set forth in Exhibits 1 and 2.

6(a).	Amended and Restated Investment Advisory Agreement between Registrant and Virtus Investment Advisers, Inc. (“VIA”) effective November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 74 (File No. 002-16590) on October 28, 2003, and incorporated herein by reference.

6(b).	First Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA, made as of October 21, 2004, filed via EDGAR with Post-Effective Amendment No. 79 (File No. 002-16590) on October 21, 2004 (“Post-Effective Amendment No. 79”), and incorporated herein by reference.

6(c).	Second Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA dated July 29, 2005, filed via EDGAR with Post-Effective Amendment No. 83 (File No. 002-16590) on October 25, 2005 (“Post-Effective Amendment No. 83”), and incorporated herein by reference.

6(d).	Third Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA dated July 13, 2007, filed via EDGAR with Post-Effective Amendment No. 85 (File No. 002-16590) on October 25, 2007, and incorporated herein by reference.

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6(e).	Fourth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated March 10, 2008, filed via EDGAR with Post-Effective Amendment No. 89 (File No. 002-16590) on June 6, 2008 (“Post-Effective Amendment No. 89”), and incorporated herein by reference.

6(f).	Fifth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated June 22, 2009, filed via EDGAR with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009, and incorporated herein by reference.

6(g).	Sixth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective January 1, 2010, filed via EDGAR with the Registration Statement (File No. 333-165702) on Form N-14 on March 25, 2010, and incorporated herein by reference.

6(h).	Seventh Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective June 25, 2010, filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-16590) on July 28, 2010, and incorporated herein by reference.

6(i).	Eighth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective May 8, 2017, filed via EDGAR with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

6(j).	Ninth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective March 6, 2018, filed via EDGAR with Post-Effective Amendment No. 117 (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

6(k).	Tenth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective [____] [__], 2019, to be filed by amendment.

6(l).	Subadvisory Agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) dated March 10, 2008, incorporated herein by reference to Post-Effective Amendment No. 89.

6(m).	First Amendment to Subadvisory Agreement between VIA and Kayne effective June 22, 2009, filed via EDGAR with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009 (“Post-Effective Amendment No. 91”), and incorporated herein by reference.

6(n).	Second Amendment to Subadvisory Agreement between VIA and Kayne dated September 1, 2009, filed via EDGAR with the Registration Statement (File No. 333-163916) on Form N-14 on December 22, 2009 and incorporated herein by reference.

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6(o).	Third Amendment to Subadvisory Agreement between VIA and Kayne, dated January 1, 2010, filed via EDGAR with the Registration Statement (File No. 333-165715) on Form N-14 on March 25, 2010 and incorporated herein by reference.

6(p).	Fourth Amendment to Subadvisory Agreement between VIA and Kayne dated September 30, 2011, filed via EDGAR with Post-Effective Amendment No. 95 (File No. 002-16590) on July 27, 2012, and incorporated herein by reference.

6(q).	Subadvisory Agreement between VIA and Kayne dated February 22, 2012, filed via EDGAR with Post-Effective Amendment No. 95 (File No. 002-16590) on July 27, 2012, and incorporated herein by reference.

6(r).	Subadvisory Agreement between VIA and Kayne dated November 2, 2016, filed via EDGAR with Post-Effective Amendment No. 110 (File No. 002-16590) on April 10, 2017, and incorporated herein by reference.

6(s).	Subadvisory Agreement between VIA and Kayne dated March 6, 2018, filed via EDGAR with Post-Effective Amendment No. 117 (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

6(t).	Subadvisory Agreement between VIA and Newfleet Asset Management, LLC (formerly SCM Advisors, LLC) (“Newfleet”) dated June 8, 2009, filed via EDGAR with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009, and incorporated herein by reference.

6(u).	First Amendment to Subadvisory Agreement between VIA and Newfleet dated January 1, 2010, filed via EDGAR with the Registration Statement (File No. 333-165702) on Form N-14 on March 25, 2010, and incorporated herein by reference.

6(v).	Subadvisory Agreement between VIA and Rampart Investment Management Company, LLC (“Rampart”) dated December 8, 2014, filed via EDGAR with Post-Effective Amendment No. 104 (File No. 002-16590) on July 28, 2015, and incorporated herein by reference.

6(w).	Subadvisory Agreement between VIA and Duff & Phelps Investment Management Co. (“Duff & Phelps”) dated November 2, 2016, filed via EDGAR with Post-Effective Amendment No. 110 (File No. 002-16590) on April 10, 2017, and incorporated herein by reference.

6(x).	Subadvisory Agreement between VIA and Sustainable Growth Advisers, LP (“SGA”) dated [______] [__], 2019, to be filed by amendment.

7(a).	Underwriting Agreement between Registrant and VP Distributors, Inc. (“VP Distributors”), made as of November 19, 1997, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 002-16590) on October 6, 1998, and incorporated herein by reference.

7(b).	Form of Sales Agreement between VP Distributors and dealers, effective March 2017, filed via EDGAR with Post-Effective Amendment No. 116 (File No. 002-16590) on January 25, 2018, and incorporated herein by reference.

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7(c).	Amended Annex A to Form of Sales Agreement between VP Distributors and dealers effective October 2018, filed via EDGAR with Post-Effective Amendment No. 119 (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

8.	Amended and Restated Deferred Compensation Program, effective February 9, 2017, filed via EDGAR with Post-Effective Amendment No. 31 to Virtus Alternative Solutions Trust’s (“VAST”) Registration Statement (File No. 333-191940) on April 10, 2017, and incorporated herein by reference.

9(a).	Custody Agreement between VAST and The Bank of New York Mellon dated March 21, 2014, filed via EDGAR with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

9(b).	Amendment to Custody Agreement between VAST and The Bank of New York Mellon effective May 19, 2015, filed via EDGAR with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

9(c).	Amendment to Custody Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

9(d).	Joinder Agreement and Amendment to Custody Agreement between VAST, Registrant and Virtus Opportunities Trust (“VOT”) (collectively, “Virtus Mutual Funds”), Virtus Asset Trust (“VAT”), Virtus Retirement Trust (“VRT”), Virtus Variable Insurance Trust (“VVIT”) and The Bank of New York Mellon dated September 11, 2017, filed via EDGAR with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

9(e).	Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon filed via EDGAR with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

9(f).	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of August 19, 2014, filed via EDGAR with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

9(g).	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of May 19, 2015, filed via EDGAR with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

9(h).	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

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9(i).	Joinder Agreement and Amendment to Foreign Custody Manager Agreement between Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of [ ] [ ], 2018, to be filed by amendment.

10(a).	Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), dated March 1, 2007, incorporated herein by reference to Post-Effective Amendment No. 85.

10(b).	Amendment No. 1 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 10, 2008, filed via EDGAR with Post-Effective Amendment No. 88 (File No. 002-16590) on March 10, 2008 and incorporated herein by reference.

10(c).	Amendment No. 2 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective June 22, 2009, incorporated herein by reference to Post-Effective Amendment No. 91.

10(d).	Amendment No. 3 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 6, 2018, filed via EDGAR with Post-Effective Amendment No. 117 (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

10(e).	Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, dated March 1, 2007, incorporated herein by reference to Post-Effective Amendment No. 85.

10(f).	Amendment No. 1 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 10, 2008, filed via EDGAR with Post-Effective Amendment No. 88 (File No. 002-16590) on March 10, 2008 and incorporated herein by reference.

10(g).	Amendment No. 2 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective June 22, 2009, incorporated herein by reference to Post-Effective Amendment No. 91.

10(h).	Amendment No. 3 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 6, 2018, filed via EDGAR with Post-Effective Amendment No. 117 (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

10(i).	Class T Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 1, 2017, filed via EDGAR with Post-Effective Amendment No. 110 (File No. 002-16590) on April 10, 2017, and incorporated herein by reference.

10(j).	Amendment No. 1 to Class T Share Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 6, 2018, filed via EDGAR with Post-Effective Amendment No. 117 (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

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10(k).	Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of November 15, 2018, filed via EDGAR with Post-Effective Amendment No. 119 (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

11.	Opinion and consent of Kevin J. Carr, Esq. Filed herewith.

12.	Tax opinion and consent of Sullivan & Worcester LLP. To be filed by amendment.

13(a).	Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds, VAT, VRT, and Virtus Fund Services dated September 20, 2018, filed via EDGAR with Post-Effective Amendment No. 119 (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

13(b).	Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), dated April 15, 2011, filed via EDGAR with Post-Effective Amendment No. 54 to Virtus Insight Trust’s (VIT) Registration Statement (File No. 033-64915) on April 27, 2012, and incorporated herein by reference.

13(c).	Adoption and Amendment Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon, dated as of March 21, 2014, filed via EDGAR with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

13(d).	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon, dated as of March 21, 2014, filed via EDGAR with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

13(e).	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, Virtus Mutual Funds, Virtus Fund Services and BNY Mellon dated as of June 1, 2014, filed via EDGAR with Post-Effective Amendment No. 92 to VOT’s Registration Statement (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

13(f).	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon, dated as of November 12, 2014, filed via EDGAR with Post-Effective Amendment No. 80 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2015, and incorporated herein by reference.

13(g).	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon, dated as of May 28, 2015, filed via EDGAR with Post-Effective Amendment No. 18 to VAST’s Registration Statement (File No. 333-191940) on June 5, 2015, and incorporated herein by reference.

13(h).	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of December 10, 2015, filed via EDGAR with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

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13(i).	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of February 1, 2017, filed via EDGAR with Post-Effective Amendment No. 112 (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

13(j).	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of February 1, 2017, filed via EDGAR with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

13(k).	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 18, 2017, filed via EDGAR with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

13(l).	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of January 1, 2018, filed via EDGAR with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

13(m).	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 20, 2018, filed via EDGAR with Post-Effective Amendment No. 119 (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

13(n).	Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 36 to VOT’s Registration Statement (File No. 033-65137) on January 28, 2010, and incorporated herein by reference.

13(o).	First Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services) effective as of April 14, 2010, filed via EDGAR with Post-Effective Amendment No. 44 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

13(p).	Second Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of June 30, 2010, filed via EDGAR with Post-Effective Amendment No. 44 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

13(q).	Third Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of September 14, 2010, filed via EDGAR with Post-Effective Amendment No. 44 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

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13(r).	Fourth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services) effective as of January 1, 2011, filed via EDGAR with Post-Effective Amendment No. 51 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

13(s).	Fifth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services) effective as of March 15, 2011, filed via EDGAR with Post-Effective Amendment No. 51 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

13(t).	Sixth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of August 28, 2012, filed via EDGAR with Post-Effective Amendment No. 61 to VOT’s Registration Statement (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

13(u).	Seventh Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and VP Distributors (since assigned to Virtus Fund Services), effective as of December 18, 2012, filed via EDGAR with Post-Effective Amendment No. 61 to VOT’s Registration Statement (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

13(v).	Eighth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of June 10, 2013, filed via EDGAR with Post-Effective Amendment No. 64 to VOT’s Registration Statement (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

13(w).	Ninth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of December 18, 2013, filed via EDGAR with Post-Effective Amendment No. 70 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

13(x).	Tenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of November 13, 2014, filed via EDGAR with Post-Effective Amendment No. 75 to VOT’s Registration Statement (File No. 033-65137) on November 13, 2014, and incorporated herein by reference.

13(y).	Eleventh Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of January 1, 2015, filed via EDGAR with Post-Effective Amendment No. 80 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2015, and incorporated herein by reference.

13(z).	Twelfth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of March 19, 2015, filed via EDGAR with Post-Effective Amendment No. 82 to VOT’s Registration Statement (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

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13(aa).	Thirteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and Virtus Fund Services, effective as of January 8, 2016, filed via EDGAR with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

13(bb).	Fourteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and Virtus Fund Services, effective as of December 1, 2016, filed via EDGAR with Post-Effective Amendment No. 92 to VOT’s Registration Statement (033-65137) on January 20, 2017, and incorporated herein by reference.

13(cc).	Fifteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT, VAT and Virtus Fund Services, effective as of June 12, 2017, filed via EDGAR with Post-Effective Amendment No. 28 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

13(dd).	Sixteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT, VAT and Virtus Fund Services, effective as of March 6, 2018, filed via EDGAR with Post-Effective Amendment No. 117 (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

13(ee).	Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 50 to VIT’s Registration Statement (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

13(ff).	First Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of June 30, 2010, filed via EDGAR with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

13(gg).	Second Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of September 14, 2010, filed via EDGAR with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

13(hh).	Third Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of March 15, 2011, filed via EDGAR with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

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13(ii).	Fourth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of August 28, 2012, filed via EDGAR with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

13(jj).	Fifth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of December 18, 2012, filed via EDGAR with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

13(kk).	Sixth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of June 10, 2013, filed via EDGAR with Post-Effective Amendment No. 64 to VOT’s Registration Statement (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

13(ll).	Seventh Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of December 18, 2013, filed via EDGAR with Post-Effective Amendment No. 70 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

13(mm).	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VAST, VVIT, VATS Offshore Fund, Ltd. (“VATS”), Virtus Fund Services and BNY Mellon, dated February 24, 2014, filed via EDGAR with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

13(nn).	Joinder Agreement to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VVIT, VAST, VATS, Virtus Fund Services and BNY Mellon, dated December 10, 2015, filed via EDGAR with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

13(oo).	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VATS, Virtus Fund Services and BNY Mellon dated July 27, 2016, filed via EDGAR with Post-Effective Amendment No. 31 to VAST’s Registration Statement (File No. 333-191940) on April 10, 2017, and incorporated herein by reference.

13(pp).	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, Virtus Fund Services and BNY Mellon dated April, 2017, filed via EDGAR with Post-Effective Amendment No. 112 (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

13(qq).	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated September 21, 2017, filed via EDGAR with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

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13(rr).	Eighteenth Amended and Restated Expense Limitation Agreement between Registrant and VIA effective March 29, 2018, filed via EDGAR with Post-Effective Amendment No. 119 (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

13(ss).	Amended and Restated Fee Waiver Agreement between Registrant and VP Distributors effective as of June 30, 2011, filed via EDGAR with Post-Effective Amendment No. 95 (File No. 002-16590) on July 27, 2012, and incorporated herein by reference.

14.	Consent of PricewaterhouseCoopers LLP with respect to American Beacon SGA Global Growth Fund (“AB SGA Fund”), a series of American Beacon Funds. Filed herewith.

15.	Not applicable.

16.	Power of Attorney for Thomas J. Brown, Donald C. Burke, Roger A. Gelfenbien, Sidney E. Harris, Hassell H. McClellan, Connie D. McDaniel, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. Filed herewith.

17.	Form of Proxy Card for AB SGA Fund. Filed herewith.

Item 17.	Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 12.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Hartford and State of Connecticut on the 28th day of November, 2018.

VIRTUS EQUITY TRUST

By:	/s/ George R. Aylward
Name:	George R. Aylward
Title:	President

As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 28th day of November, 2018.

Signatures	Title

/s/ George R. Aylward	President (Principal Executive Officer) and Trustee
George R. Aylward

/s/ W. Patrick Bradley	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
W. Patrick Bradley

/s/ Thomas J. Brown	Trustee
Thomas J. Brown*

/s/ Donald C. Burke	Trustee
Donald C. Burke*

/s/ Roger A. Gelfenbien	Trustee
Roger A. Gelfenbien*

/s/ Sidney E. Harris	Trustee
Sidney E. Harris*

_________________	Trustee
John R. Mallin

/s/ Hassell H. McClellan	Trustee
Hassell H. McClellan*

/s/ Connie D. McDaniel	Trustee
Connie D. McDaniel*

/s/ Philip R. McLoughlin	Trustee and Chairman
Philip R. McLoughlin*

/s/ Geraldine M. McNamara	Trustee
Geraldine M. McNamara*

/s/ James M. Oates	Trustee
James M. Oates*

/s/ Richard E. Segerson	Trustee
Richard E. Segerson*

* By:	/s/ George R. Aylward
George R. Aylward
Attorney-in-fact, pursuant to powers of attorney.

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EXHIBIT INDEX

Exhibit	Item

11	Opinion and consent of Kevin J. Carr, Esq.

14	Consent of PricewaterhouseCoopers LLP with respect to AB SGA Fund, a series of American Beacon Funds

16	Power of Attorney for Thomas J. Brown, Donald C. Burke, Roger A. Gelfenbien, Sidney E. Harris, Hassell H. McClellan, Connie D. McDaniel, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates and Richard E. Segerson

17	Form of Proxy Card for AB SGA Fund

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